As filed with the Securities and Exchange Commission on December 8, 2011

Securities Act File No. 333-

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

Fifth Street Finance Corp.

(Exact name of registrant as specified in charter)

10 Bank Street, 12th Floor

White Plains, NY 10606

(914) 286-6800

(Address and telephone number, including area code, of principal executive offices)

Leonard M. Tannenbaum

Fifth Street Finance Corp.

10 Bank Street, 12th Floor

White Plains, NY 10606

(Name and address of agent for service)

Copies to:

Steven B. Boehm, Esq.

Harry S. Pangas, Esq.

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, NW

Washington, DC 20004-2415

Tel: (202) 383-0100

Fax: (202) 637-3593

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☑

It is proposed that this filing will become effective (check appropriate box):

☐    when declared effective pursuant to Section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, $0.01 par value per share	$500,000,000	$500,000,000	$57,300

(1)	Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(o) of the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. The securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED DECEMBER 8, 2011

$500,000,000

Fifth Street Finance Corp.

Common Stock

We may offer, from time to time, up to $500,000,000 of shares of our common stock in one or more offerings. Our common stock may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our common stock.

The offering price per share of our common stock, less any underwriting commissions and discounts or agency fees, will not be less than the net asset value per share of our common stock at the time of the offering.

Our common stock may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our common stock, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our common stock through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of such common stock.

We are a specialty finance company that lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940.

On November 28, 2011, we transferred the listing of our common stock from the New York Stock Exchange to the NASDAQ Global Select Market, where it continues to trade under the symbol “FSC.” On December 6, 2011 and September 30, 2011, the last reported sale price of our common stock on the NASDAQ Global Select Market and the New York Stock Exchange was $9.99 and $9.32, respectively. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of September 30, 2011 was $10.07.

Investing in our common stock involves a high degree of risk, and should be considered highly speculative. See “Risk Factors” beginning on page 12 to read about factors you should consider, including the risk of leverage, before investing in our common stock.

This prospectus and any accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus and any accompanying prospectus supplement before investing and keep them for future reference. We file periodic reports, current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 10 Bank Street, 12th Floor, White Plains, NY 10606 or by telephone at (914) 286-6800 or on our website at www.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated                     , 2011

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $500,000,000 of shares of our common stock on terms to be determined at the time of the offering. This prospectus provides you with a general description of the common stock that we may offer. Each time we use this prospectus to offer common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Available Information” and “Risk Factors” before you make an investment decision.

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No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their covers. Our financial condition, results of operations and prospects may have changed since that date. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of the prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to the prospectus and any accompanying prospectus supplement.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus carefully, including the section entitled “Risk Factors” before making a decision to invest in our common stock.

We commenced operations on February 15, 2007 as Fifth Street Mezzanine Partners III, L.P., a Delaware limited partnership. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp., a Delaware corporation. Unless otherwise noted, the terms “we,” “us,” “our” and “Fifth Street” refer to Fifth Street Mezzanine Partners III, L.P. prior to the merger date and Fifth Street Finance Corp. on and after the merger date. In addition, the terms “Fifth Street Management” and “investment adviser” refer to Fifth Street Management LLC, our external investment adviser.

Fifth Street Finance Corp.

We are a specialty finance company that lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. We define small and mid-sized companies as those with annual revenues between $25 million and $250 million. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. We are externally managed and advised by Fifth Street Management LLC, which we also refer to as our “investment adviser.”

As of September 30, 2011, we had originated $1.38 billion of funded debt and equity investments and our portfolio totaled $1.1 billion at fair value and was comprised of 65 investments, 59 of which were in operating companies and six of which were in private equity funds. The six investments in private equity funds represented less than 1% of the fair value of our assets at September 30, 2011. The 55 debt investments in our portfolio as of September 30, 2011 had a weighted average debt to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) multiple of 3.6x calculated at the time of origination of the investment. The weighted average annual yield of our debt investments as of September 30, 2011 was approximately 12.4%, of which 11.1% represented cash payments and 1.3% represented payment-in-kind, or PIK, interest and other non-cash items. PIK interest represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term and recorded as interest income on an accrual basis to the extent such amounts are expected to be collected. For additional information regarding PIK interest and related risks, see “Risk Factors — Risks Relating to Our Business and Structure — Our incentive fee may induce our investment adviser to make speculative investments” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies — Revenue Recognition — Payment-in-Kind (PIK) Interest.”

Our investments generally range in size from $5 million to $75 million and are principally in the form of first and second lien debt investments, which may also include an equity component. We are currently focusing our origination efforts on a prudent mix of first lien, second lien and subordinated loans which we believe will provide superior risk-adjusted returns while maintaining solid credit quality. As of September 30, 2011, 90.9% of our portfolio at fair value consisted of debt investments that were secured by first or second priority liens on the assets of our portfolio companies. Moreover, we held equity investments consisting of common stock, preferred stock or other equity interests in 27 out of our 65 portfolio companies as of September 30, 2011.

We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company, or “BDC,” under the Investment Company Act of 1940, or the “1940 Act.” As a business development company, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to continue to, finance our investments through borrowings. However, as a business development company, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing. We are currently targeting a debt to equity ratio of 0.6x. See “Regulation — Business Development Company Regulations.”

We have also elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or the “Code.” See “Material U.S. Federal Income Tax Considerations.” As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or realized net capital gains that we distribute to our stockholders if we meet certain source-of-income, income distribution and asset diversification requirements.

In addition, we maintain a wholly-owned subsidiary that is licensed as a small business investment company, or SBIC, and regulated by the Small Business Administration, or the “SBA.” See “Regulation — Small Business Investment Company Regulations.” The SBIC license allows us, through our wholly-owned subsidiary, to issue SBA-guaranteed debentures. We have received exemptive relief from the Securities and Exchange Commission, or “SEC,” to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. Pursuant to the 200% asset coverage ratio limitation, we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us. For example, as of September 30, 2011, we had approximately $1.0 billion in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us, which would permit us to borrow up to approximately $1.0 billion, notwithstanding other limitations on our borrowings pursuant to our credit facilities.

As a result of our receipt of an exemption from the SEC for our SBA debt, we have increased capacity to fund up to $150 million (the maximum amount of SBA-guaranteed debentures an SBIC may currently have outstanding once certain conditions have been met) of investments with SBA-guaranteed debentures in addition to being able to fund investments with borrowings up to the maximum amount of debt that the 200% asset coverage ratio limitation would allow us to incur. As a result, we, in effect, are permitted to have a lower asset coverage ratio than the 200% asset coverage ratio limitation under the 1940 Act and, therefore, we can have more debt outstanding than assets to cover such debt. For example, we are able to borrow up to $150 million more than the approximately $1.0 billion permitted under the 200% asset coverage ratio limit as of September 30, 2011. For additional information on SBA regulations that affect our access to SBA-guaranteed debentures, see “Risk Factors — Risks Relating to Our Business and Structure — Our SBIC subsidiary’s investment adviser has no prior experience managing an SBIC and any failure to comply with SBA regulations, resulting from our SBIC subsidiary’s investment adviser’s lack of experience or otherwise, could have a material adverse effect on our operations.”

On May 27, 2011, we received a letter from the Investment Division of the SBA that invited us to continue moving forward with our application to obtain an SBIC license for another one of our wholly-owned subsidiaries. Although our application for this license is subject to the SBA’s approval, we remain cautiously optimistic that we will complete the licensing process. However, there can be no assurance that the SBA will approve the issuance of an SBIC license to another one of our wholly-owned subsidiaries. If we are able to successfully obtain such an additional SBIC license, we would have similar relief from the 200% asset coverage ratio limitation as described above with respect to the SBIC debt securities issued by such SBIC subsidiary.

The Investment Adviser

Our investment adviser is affiliated with Fifth Street Capital LLC, a private investment firm founded and managed by Leonard M. Tannenbaum who has led the investment of over $1.7 billion in small and mid-sized companies, including the investments made by us, since 1998. Mr. Tannenbaum and his respective private investment firms have originated over 100 investment transactions. The other investment funds managed by these private investment firms generally are fully committed and, other than follow-on investments in existing portfolio companies, are no longer making investments.

We benefit from our investment adviser’s ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage a diversified portfolio of those investments. The principals of our investment adviser have broad investment backgrounds, with prior experience at investment funds, investment banks and other financial services companies and have developed a broad network of contacts within the private equity community. This network of contacts provides our principal source of investment opportunities.

The key principals and members of senior management of our investment adviser are Mr. Tannenbaum, our chief executive officer and our investment adviser’s managing partner, Bernard D. Berman, our president, chief compliance officer and secretary and a partner of our investment adviser, Ivelin M. Dimitrov, our chief investment officer and a partner of our investment adviser, Juan E. Alva, a partner of our investment adviser, Casey J. Zmijeski, a partner of our investment adviser and Alexander C. Frank, our chief financial officer.

Business Strategy

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. We have adopted the following business strategy to achieve our investment objective:

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Capitalize on our investment adviser’s strong relationships with private equity sponsors.    Our investment adviser has developed an extensive network of relationships with private equity sponsors that invest in small and mid-sized companies. We believe that the strength of these relationships is due to a common investment philosophy, a consistent market focus, a rigorous approach to diligence and a reputation for delivering on commitments. In addition to being our principal source of originations, we believe that private equity sponsors provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies.

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Focus on established small and mid-sized companies.    We believe that there are fewer finance companies focused on transactions involving small and mid-sized companies than larger companies, and that this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields and lower leverage levels, more significant covenant protection and greater equity grants than typical of transactions involving larger companies. We generally invest in companies with established market positions, seasoned management teams, proven products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are in the early stages of building management teams and/or a revenue base.

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Continue our growth of direct originations.    Over the last several years, the principals of our investment adviser have developed an origination strategy that allows us to directly originate a significant portion of our investments. We believe that the benefits of direct originations include, among other things, our ability to control the structuring of investment protections and to generate origination and exit fees.

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Employ disciplined underwriting policies and rigorous portfolio management.    Our investment adviser has developed an extensive underwriting process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we perform substantial diligence on potential investments, and seek to invest along side private equity sponsors who have proven capabilities in building value. As part of the monitoring process, our investment adviser will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet with management, attend board meetings and review all compliance certificates and covenants.

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Structure our debt investments to minimize risk of loss and achieve attractive risk-adjusted returns.    We structure our debt investments on a conservative basis with high cash yields, cash origination fees, low leverage levels and strong investment protections. As of September 30, 2011, the weighted average yield of our debt investments was approximately 12.4%, which includes a cash component of 11.1%. Our debt investments have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe these protections, coupled with the other features of our investments described above, should allow us to reduce our risk of capital loss and achieve attractive risk adjusted returns; however, there can be no assurance that we will be able to successfully structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns.

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Benefit from lower, fixed, long-term cost of capital.    The SBIC license held by our wholly-owned subsidiary allows it to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Because lower cost SBA leverage is a significant part of our capital base, our relative cost of debt capital may be lower than many of our competitors. In addition, the SBIC leverage represents a stable, long-term component of our capital structure that should permit the proper matching of duration and cost compared to our portfolio investments. We are currently seeking to obtain an SBIC license for another one of our wholly-owned subsidiaries that would allow us to issue up to an additional $75 million of SBA-guaranteed debt.

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Leverage the skills and experience of our investment adviser.    The principals of our investment adviser have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies and they also have experience managing distressed companies. We believe that our investment adviser’s expertise in valuing, structuring, negotiating and closing transactions provides us with a competitive advantage by allowing us to provide financing solutions that meet the needs of our portfolio companies while adhering to our underwriting standards.

Corporate Information

Our principal executive offices are located at 10 Bank Street, 12th Floor, White Plains, NY 10606 and our telephone number is (914) 286-6800. We maintain a website on the Internet at www.fifthstreetfinance.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Recent Developments

In October 2011, we repurchased $10.5 million principal of our unsecured senior convertible notes (the “Convertible Notes”) in the open market for an aggregate purchase price of $8.9 million and surrendered these Convertible Notes to the Trustee for cancellation.

On November 1, 2011, CD OPCO LLC (dba Nicos Polymers & Grinding, Inc.) was merged into Coll Materials Group LLC. After the merger, the owners of CD OPCO LLC hold 50% of Coll Materials Group LLC, and we hold 23.25% of Coll Materials Group LLC. Our first lien revolver and term loan were consolidated into a $13.7 million second lien term loan with a scheduled maturity of three years that bears monthly cash interest at a rate of 12.0% per annum.

On August 23, 2011, Premier Trailer Leasing, Inc. filed for Chapter 11 bankruptcy protection in Delaware. We objected to a debtor-proposed plan of reorganization, and presented our evidence in support of a competing valuation in the court. On November 10, 2011, a bankruptcy court judge confirmed a plan of reorganization for Premier Trailer Leasing, Inc. which provided no recovery for us.

On November 10, 2011, our Board of Directors declared the following monthly dividends:

•	$0.0958 per share, payable on January 31, 2012 to stockholders of record on January 13, 2012;

•	$0.0958 per share, payable on February 29, 2012 to stockholders of record on February 15, 2012; and

•	$0.0958 per share, payable on March 30, 2012 to stockholders of record on March 15, 2012.

On November 14, 2011, we received a cash payment of $21.6 million from IZI Medical Products, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par, and the amount received included an exit fee of $0.8 million and a prepayment fee of $0.6 million. We also received a cash payment of $1.1 million in return for our 453,755 preferred units of IZI Holdings, LLC, which were granted to us as part of the original investment funding on March 31, 2009.

On November 28, 2011, we transferred the listing of our common stock from the New York Stock Exchange to the NASDAQ Global Select Market, where it continues to trade under the symbol “FSC.”

On November 29, 2011, we amended the ING facility credit agreement to ensure that, based on our estimate of taxable income for the fiscal year ended September 30, 2011, we would remain in compliance with the annual distribution limit provision when we finalize our taxable income amount upon the filing of our tax return in June 2012.

On November 30, 2011, we amended the Wells Fargo facility to reduce the interest rate from LIBOR plus 3.0% per annum, with no LIBOR floor, to LIBOR plus 2.75% per annum, with no LIBOR floor.

THE OFFERING

We may offer, from time to time, up to $500,000,000 of shares of our common stock, on terms to be determined at the time of the offering. Our common stock may be offered at prices and on terms to be disclosed in one or more prospectus supplements. The offering price per share of our common stock, less any underwriting commissions and discounts or agency fees, will not be less than the net asset value per share of our common stock at the time of the offering.

Our common stock may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our common stock by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our common stock through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our common stock.

Set forth below is additional information regarding the offering of our common stock:

Use of proceeds	We intend to use substantially all of the net proceeds from the sale of our common stock to make investments in small and mid-sized companies in accordance with our investment objective and strategies described in this prospectus, and for general corporate purposes. We may also use a portion of the net proceeds to reduce any of our outstanding borrowings. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. See “Use of Proceeds.”

NASDAQ Global Select Market symbol	“FSC”

Investment advisory fees	Fifth Street Management serves as our investment adviser. We pay Fifth Street Management a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2% of our gross assets, which includes any borrowings for investment purposes and excludes cash and cash equivalents. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. See “Investment Advisory Agreement.”

Administration agreement

FSC, Inc. serves as our administrator. We reimburse our administrator the allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief financial officer and chief compliance officer, and their staff. See “Administration Agreement.” Our administrator has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer, Bernard D. Berman, given his compensation. However, although our administrator currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future.

Distributions	We intend to pay dividends to our stockholders out of assets legally available for distribution. From our initial public offering through the fourth fiscal quarter of 2010, we paid quarterly dividends, but in the first fiscal quarter of 2011 we began paying, and we intend to continue paying, monthly dividends to our stockholders. Our distributions, if any, will be determined by our Board of Directors.

Taxation	We elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Accordingly, we generally will not pay corporate-level federal income taxes on any net ordinary income or realized net capital gains that we distribute to our stockholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of- income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. See “Material U.S. Federal Income Tax Considerations.”

Dividend reinvestment plan	We have adopted a dividend reinvestment plan for our stockholders. The dividend reinvestment plan is an “opt out” reinvestment plan. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. Stockholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. See “Dividend Reinvestment Plan.”

Risk factors	Investing in our common stock involves a high degree of risk. You should consider carefully the information found in “Risk Factors,” including the following risks:

•	The current state of the economy and financial markets increases the likelihood of material adverse effects on our financial position and results of operations.

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A significant portion of our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

•	Our business model depends to a significant extent upon strong referral relationships with private equity sponsors, and the inability of the principals of our investment adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

•	We may face increasing competition for investment opportunities, which could reduce returns and result in losses.

•	Because we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.

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Substantially all of our assets are subject to security interests under secured credit facilities or subject to a superior claim over our stockholders by the SBA and if we default on our obligations under the facilities or with respect to our SBA-guaranteed debentures, we may suffer adverse consequences, including foreclosure on our assets.

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Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

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Regulations governing our operation as a business development company and RIC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

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Our SBIC subsidiary’s investment adviser has no prior experience managing an SBIC and any failure to comply with SBA regulations, resulting from our SBIC subsidiary’s investment adviser’s lack of experience or otherwise, could have a material adverse effect on our operations.

•	We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code or do not satisfy the annual distribution requirement.

•	We may not be able to pay you distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.

•	Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

•	Investing in small and mid-sized companies involves a number of significant risks. Among other things, these companies:

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may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investment, as well as a corresponding decrease in the value of the equity components of our investments;

•	may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

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are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

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generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

•	Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

•	We may expose ourselves to risks if we engage in hedging transactions.

•	Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value.

•	We may be unable to invest a significant portion of the net proceeds from an offering of our common stock on acceptable terms within an attractive timeframe.

•	The market price of our common stock may fluctuate significantly.

See “Risk Factors” beginning on page 12 for a more complete discussion of these and other risks you should carefully consider before deciding to invest in shares of our common stock.

Leverage	We expect to continue to use leverage to make investments. As a result, we may continue to be exposed to the risks of leverage, which include that leverage may be considered a speculative investment technique. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our shares of common stock.

Available information	We file periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information is also available free of charge by contacting us at Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY, 10606, by telephone at (914) 286-6800, or on our website at www.fifthstreetfinance.com. The information on this website is not incorporated by reference into this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Moreover, the information set forth below does not include any transaction costs and expenses that investors will incur in connection with each offering of shares of our common stock pursuant to this prospectus. As a result, investors are urged to read the “Fees and Expenses” table contained in any corresponding prospectus supplement to fully understanding the actual transaction costs and expenses they will incur in connection with each such offering. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Fifth Street,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	—	%(1)
Offering expenses (as a percentage of offering price)	—	%(2)
Dividend reinvestment plan fees	—	%(3)

Total stockholder transaction expenses (as a percentage of offering price)	—	%(4)
Annual expenses (as a percentage of net assets attributable to common stock):
Management fees	5.87	%(5)
Interest payments on borrowed funds	3.05	%(6)
Other expenses	1.64	%(7)

Total annual expenses	10.56	%(8)

(1)	In the event that our common stock is sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	In the event that we conduct on offering of our common stock, a corresponding prospectus supplement will disclose the estimated offering expenses.

(3)	The expenses of administering our dividend reinvestment plan are included in operating expenses.

(4)	Total stockholder transaction expenses may include sales load and will be disclosed in a future prospectus supplement, if any.

(5)	Our “management fees” are made up of our base management fee and the incentive fees payable under our investment advisory agreement. The base management fee portion of our “management fees” reflected in the table above is 3.13%, which is calculated based on our net assets (rather than our gross assets). Our base management fee under the investment advisory agreement is based on our gross assets, which includes borrowings for investment purposes and excludes cash and cash equivalents (as defined in the notes to our Consolidated Financial Statements). See “Investment Advisory Agreement — Overview of Our Investment Adviser — Management Fee.”

The incentive fee portion of our “management fees” is 2.74%. This calculation assumes that annual incentive fees earned by our investment adviser remain consistent with the incentive fees earned by our investment adviser during the year ended September 30, 2011. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, is equal to 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 2% quarterly (8% annualized) hurdle rate, subject to a “catch up” provision measured at the end of each fiscal quarter. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

•

no incentive fee is payable to the investment adviser in any fiscal quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”);

•

100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and

•

20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser (once the hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the investment adviser).

The second part of the incentive fee equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date).

(6)	“Interest payments on borrowed funds” represent our estimated annual interest payments on borrowed funds and relate to borrowings under the Wells Fargo facility, the ING facility, the Sumitomo facility and our SBA-guaranteed debentures.

(7)	“Other expenses” are based on estimated amounts for the current fiscal year, which are higher than such actual expenses for the year ended September 30, 2011.

(8)	“Total annual expenses” is presented as a percentage of net assets attributable to common stockholders because our common stockholders bear all of our fees and expenses.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage, that none of our assets are cash or cash equivalents and that our annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load and offering expenses.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$107	$316	$518	$997

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The income portion of our incentive fee under the investment advisory agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the cash distribution payable to a participant by either (i) the greater of (a) the current net asset value per share of our common stock and (b) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our Board of Directors in the event that we use newly issued shares to satisfy the share requirements of the divided reinvestment plan or (ii) the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased by the administrator of the dividend reinvestment plan in the event that shares are purchased in the open market to satisfy the share requirements of the dividend reinvestment plan, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA

The following selected financial data should be read together with our consolidated financial statements and the related notes and the discussion under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are included elsewhere in this prospectus. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. The financial information as of and for the period from inception (February 15, 2007) to September 30, 2007 and for the fiscal years ended September 30, 2008, 2009, 2010, and 2011, set forth below was derived from the audited consolidated financial statements and related notes for Fifth Street Mezzanine Partners III, L.P. and Fifth Street Finance Corp., respectively. The historical financial information below may not be indicative of our future performance.

(dollars in thousands, except per share amounts)	At and for the Year Ended September 30, 2011	At and for the Year Ended September 30, 2010	At and for the Year Ended September 30, 2009	At and for the Year Ended September 30, 2008	At September 30, 2007 and for the period February 15, 2007 through September 30, 2007
Statement of Operations data:
Total investment income	$125,165	$70,538	$49,828	$33,219		$4,296
Base management fee, net	19,656	9,275	5,889	4,258		1,564
Incentive fee	16,782	10,756	7,841	4,118		—
All other expenses	23,080	7,483	4,736	4,699		1,773
Gain on extinguishment of convertible senior notes	1,480	—	—	—		—
Net investment income	67,127	43,024	31,362	20,144		959
Unrealized appreciation (depreciation) on interest rate swap	773	(773)	—	—		—
Realized loss on interest rate swap	(1,335)	—	—	—		—
Unrealized appreciation (depreciation) on investments	(7,299)	(1,054)	(10,795)	(16,948)		123
Realized gain (loss) on investments	(29,059)	(18,781)	(14,373)	62		—
Net increase in partners’ capital/net assets resulting from operations	30,207	22,416	6,194	3,258		1,082
Per share data:
Net asset value per common share at period end	$10.07	$10.43	$10.84	$13.02	$	N/A
Market price at period end	9.32	11.14	10.93	10.05		N/A
Net investment income	1.05	0.95	1.27	1.29		N/A
Net realized and unrealized loss on investments and interest rate swap	(0.58)	(0.46)	(1.02)	(1.08)		N/A
Net increase in partners’ capital/net assets resulting from operations	0.47	0.49	0.25	0.21		N/A
Dividends paid per share	1.28	0.99	1.20	0.61		N/A
Balance Sheet data at period end:
Total investments at fair value	$1,119,837	$563,821	$299,611	$273,759		$88,391
Cash and cash equivalents	67,644	76,765	113,205	22,906		17,654
Other assets	22,236	11,340	3,071	2,484		1,285
Total assets	1,209,717	651,926	415,887	299,149		107,330
Total liabilities	481,090	82,754	5,331	4,813		514
Total net assets	728,627	569,172	410,556	294,336		106,816
Other data:
Weighted average yield on debt investments(1)	12.4%	14.0%	15.7%	16.2%		16.8%
Number of investments at period end	65	38	28	24		10

(1)	Weighted average annual yield is calculated based upon our debt investments at the end of the period.

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face; however, they discuss the presently known principal risks of investing in our common stock. Additional risks and uncertainties not presently known to us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose part or all of your investment.

Risks Relating to Economic Conditions

The current state of the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations.

The U.S. capital markets experienced extreme volatility and disruption over the past several years, leading to recessionary conditions and depressed levels of consumer and commercial spending. Disruptions in the capital markets increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. While recent indicators suggest modest improvement in the capital markets, we cannot provide any assurance that these conditions will not worsen. If these conditions continue or worsen, the prolonged period of market illiquidity may have a material adverse effect on our business, financial condition and results of operations. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could limit our investment originations, limit our ability to grow and negatively impact our operating results.

In addition, to the extent that recessionary conditions return, the financial results of small to mid-sized companies, like those in which we invest, will likely experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. Additionally, the end markets for certain of our portfolio companies’ products and services have experienced, and continue to experience, negative economic trends. The performances of certain of our portfolio companies have been, and may continue to be, negatively impacted by these economic or other conditions, which may ultimately result in our receipt of a reduced level of interest income from our portfolio companies and/or losses or charge offs related to our investments, and, in turn, may adversely affect distributable income.

Economic recessions or downturns could impair the ability of our portfolio companies to repay loans, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and harm our operating results, which would have an adverse effect on our results of operations.

Many of our portfolio companies are and may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during such periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. In this regard, as a result of recent economic conditions and their impact on certain of our portfolio companies, we have agreed to modify the payment terms of our investments in seven of our portfolio companies as of September 30, 2011. Such modified terms include changes in payment-in-kind interest provisions and/or cash interest rates. These modifications, and any future modifications to our loan agreements as a result of the recent economic conditions or otherwise, may limit the amount of interest income that we recognize from the modified investments, which may, in turn, limit our ability to make distributions to our stockholders and have a material adverse effect on our results of operations.

The recent downgrade of the U.S. credit rating and the economic crisis in Europe could negatively impact our liquidity, financial condition and earnings.

Recent U.S. debt ceiling and budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns. Although U.S. lawmakers passed legislation to raise the federal debt ceiling, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating on the United States from “AAA” to “AA+” in August 2011. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating, or its perceived creditworthiness, and the impact of the current crisis in Europe with respect to the ability of certain European Union countries to continue to service their sovereign debt obligations is inherently unpredictable and could adversely effect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective. These developments, and the government’s credit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. In addition, the decreased credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our stock price. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

Risks Relating to Our Business and Structure

Changes in interest rates may affect our cost of capital and net investment income.

Because we may borrow to fund our investments, a portion of our net investment income may be dependent upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. A portion of our investments will have fixed interest rates, while a portion of our borrowings will likely have floating interest rates. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against such interest rate fluctuations by using standard hedging instruments such as interest rate swap agreements, futures, options and forward contracts, subject to applicable legal requirements, including without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

A significant portion of our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our Board of Directors. Typically, there is not a public market for the securities of the privately held companies in which we have invested and will generally continue to invest. As a result, we value these securities quarterly at fair value as determined in good faith by our Board of Directors.

Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the realizable value of our investments might warrant.

Our ability to achieve our investment objective depends on our investment adviser’s ability to support our investment process; if our investment adviser were to lose any of its principals, our ability to achieve our investment objective could be significantly harmed.

We depend on the investment expertise, skill and network of business contacts of the principals of our investment adviser. The principals of our investment adviser evaluate, negotiate, structure, execute, monitor and service our investments. Our future success will depend to a significant extent on the continued service and coordination of the principals of our investment adviser. The departure of any of these individuals could have a material adverse effect on our ability to achieve our investment objective.

Our ability to achieve our investment objective depends on our investment adviser’s ability to identify, analyze, invest in, finance and monitor companies that meet our investment criteria. Our investment adviser’s capabilities in structuring the investment process, providing competent, attentive and efficient services to us, and facilitating access to financing on acceptable terms depend on the employment of investment professionals in adequate number and of adequate sophistication to match the corresponding flow of transactions. To achieve our investment objective, our investment adviser may need to hire, train, supervise and manage new investment professionals to participate in our investment selection and monitoring process. Our investment adviser may not be able to find investment professionals in a timely manner or at all. Failure to support our investment process could have a material adverse effect on our business, financial condition and results of operations.

Our business model depends to a significant extent upon strong referral relationships with private equity sponsors, and the inability of the principals of our investment adviser to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that the principals of our investment adviser will maintain and develop their relationships with private equity sponsors, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If the principals of our investment adviser fail to maintain their existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom the principals of our investment adviser have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may face increasing competition for investment opportunities, which could reduce returns and result in losses.

We compete for investments with other business development companies and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to do. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in small and mid-sized companies is underserved by traditional commercial banks and other financial sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a business development company.

Our incentive fee may induce our investment adviser to make speculative investments.

The incentive fee payable by us to our investment adviser may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns. The way in which the incentive fee payable to our investment adviser is determined, which is calculated separately in two components as a percentage of the income (subject to a hurdle rate) and as a percentage of the realized gain on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments or otherwise manipulate our income so as to recognize income in quarters where the hurdle rate is exceeded. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock.

The incentive fee payable by us to our investment adviser also may create an incentive for our investment adviser to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the investment’s term, if at all. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee would be based on income that we have not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligation to us. While we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a formal “claw back” right against our investment adviser per se, the amount of accrued income written off in any period will reduce the income in the period in which such write-off was taken and thereby reduce such period’s incentive fee payment.

In addition, our investment adviser receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no performance threshold applicable to the portion of the incentive fee based on net capital gains. As a result, our investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

Given the subjective nature of the investment decisions made by our investment adviser on our behalf, we will be unable to monitor these potential conflicts of interest between us and our investment adviser.

Our base management fee may induce our investment adviser to incur leverage.

The fact that our base management fee is payable based upon our gross assets, which would include any borrowings for investment purposes, may encourage our investment adviser to use leverage to make additional investments. Under certain circumstances, the use of increased leverage may increase the likelihood of default, which would disfavor holders of our common stock. Given the subjective nature of the investment decisions made by our investment adviser on our behalf, we will not be able to monitor this potential conflict of interest.

Because we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for loss on invested equity capital. If we continue to use leverage to partially finance our investments, through borrowings from banks and others, you will experience increased risks of investing in our common stock. We, through our SBIC subsidiary, issue debt securities guaranteed by the SBA and sold in the capital markets. As a result of its guarantee of the debt securities, the SBA has fixed dollar claims on the assets of our SBIC subsidiary that are superior to the claims of our common stockholders. We may also borrow under our credit facilities. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distribution payments. Leverage is generally considered a speculative investment technique.

As of September 30, 2011, we, through our SBIC subsidiary, had $150.0 million of outstanding indebtedness guaranteed by the SBA, $178.0 million of outstanding indebtedness under our credit facilities and $135.0 million of outstanding unsecured convertible senior notes (the “Convertible Notes”). The debentures, our credit facilities and Convertible Notes require periodic payments of interest. The weighted average interest rate charged on our borrowings as of September 30, 2011 was 3.7% (exclusive of deferred financing costs). We will need to generate sufficient cash flow to make these required interest payments. If we are unable to meet the financial obligations under the debentures, the SBA, as a creditor, will have a superior claim to the assets of our SBIC subsidiary over our stockholders in the event we liquidate or the SBA exercises its remedies under such debentures as the result of a default by us. If we are unable to meet the financial obligations under our credit facilities, the lenders under the credit facilities will have a superior to claim to our assets over our stockholders. If we are unable to meet the financial obligations under the Convertible Notes, the holders thereof will have the right to declare the principal amount and accrued and unpaid interest on the outstanding Convertible Notes to be due and payable immediately.

We have received exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. As a result of our receipt of this relief, we have the ability to incur leverage in excess of the amounts set forth in the 1940 Act. If we incur additional leverage in excess of the amounts set forth in the 1940 Act, our net asset value will decline more sharply if the value of our assets declines than if we had not incurred such additional leverage and the effects of leverage described above will be magnified.

Illustration.    The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)

(net of expenses)

	-10.0%	-5.0%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	-18.97%	-10.67%	-2.37%	5.93%	14.23%

(1)	Assumes $1,209.7 million in total assets, $463.0 million in debt outstanding, $728.6 million in net assets, and an average cost of funds of 3.7%. Actual interest payments may be different.

Substantially all of our assets are subject to security interests under secured credit facilities or claims of the SBA with respect to our SBA-guaranteed debentures and if we default on our obligations thereunder, we may suffer adverse consequences, including the lenders and/or the SBA foreclosing on our assets.

As of September 30, 2011, substantially all of our assets were pledged as collateral under our credit facilities or subject to a superior claim over our stockholders by the SBA. If we default on our obligations under these facilities or our SBA-guaranteed debentures, the lenders and/or the SBA may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests or their superior claim. In such event, we may be forced to sell our investments to raise funds to repay our outstanding borrowings in order to avoid foreclosure and these forced sales may be at times and at prices we would not consider advantageous. Moreover, such deleveraging of our company could significantly impair our ability to effectively operate our business in the manner in which we have historically operated. As a result, we could be forced to curtail or cease new investment activities and lower or eliminate the dividends that we have historically paid to our stockholders.

In addition, if the lenders exercise their right to sell the assets pledged under our credit facilities, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of the amounts outstanding under the credit facilities.

Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

In order to qualify for the tax benefits available to RICs and to minimize corporate-level taxes, we intend to distribute to our stockholders between 90% and 100% of our annual taxable income, except that we may retain certain net capital gains for investment, and treat such amounts as deemed distributions to our stockholders. If we elect to treat any amounts as deemed distributions, we must pay income taxes at the corporate rate on such deemed distributions on behalf of our stockholders. As a result of these requirements, we will likely need to raise capital from other sources to grow our business. As a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of our borrowings and any outstanding preferred stock, of at least 200%. These requirements limit the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, these limitations may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so.

While we expect to be able to issue additional equity securities, we cannot assure you that equity financing will be available to us on favorable terms, or at all. Also, as a business development company, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value and share price could decline.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of the members of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any securities (other than our securities) from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security (other than any security of which we are the issuer) from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such person, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private equity fund managed by our investment adviser without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

There are significant potential conflicts of interest which could adversely impact our investment returns.

Our executive officers and directors, and certain members of our investment adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Mr. Tannenbaum, our chief executive officer and managing partner of our investment adviser, is the managing partner of Fifth Street Capital LLC, a private investment firm. Although the other investment funds managed by Fifth Street Capital LLC and its affiliates generally are fully committed and, other than follow-on investments in existing portfolio companies, are no longer making investments, in the future, the principals of our investment adviser may manage other funds which may from time to time have overlapping investment objectives with those of us and accordingly invest in, whether principally or secondarily, asset classes similar to those targeted by us. If this should occur, the principals of our investment adviser may face conflicts of interest in the allocation of investment opportunities to us and such other funds. Although our investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, we and our common stockholders could be adversely affected in the event investment opportunities are allocated among us and other investment vehicles managed or sponsored by, or affiliated with, our executive officers, directors and members of our investment adviser.

The incentive fee we pay to our investment adviser relating to capital gains may be effectively greater than 20%.

As a result of the operation of the cumulative method of calculating the capital gains portion of the incentive fee we pay to our investment adviser, the cumulative aggregate capital gains fee received by our investment adviser could be effectively greater than 20%, depending on the timing and extent of subsequent net realized capital losses or net unrealized depreciation. For additional information on this calculation, see the disclosure in footnote 2 to Example 2 under the caption Investment Advisory Agreement — Management Fee — Incentive Fee.” We cannot predict whether, or to what extent, this payment calculation would affect your investment in our stock.

A failure on our part to maintain our qualification as a business development company would significantly reduce our operating flexibility.

If we fail to continuously qualify as a business development company, we might be subject to regulation as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility. In addition, failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. For additional information on the qualification requirements of a business development company, see the disclosure under the caption “Regulation — Business Development Company Regulations.”

Regulations governing our operation as a business development company and RIC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.

As a result of the annual distribution requirement to qualify for tax free treatment at the corporate level on income and gains distributed to stockholders, we need to periodically access the capital markets to raise cash to fund new investments. We generally are not able to issue or sell our common stock at a price below net asset value per share, which may be a disadvantage as compared with other public companies or private investment funds. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders as well as those stockholders that are not affiliated with us approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any underwriting commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital.

We also may make rights offerings to our stockholders at prices less than net asset value, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more shares of our common stock or issuing senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders may decline at that time and such stockholders may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on terms favorable to us or at all.

In addition, we may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. As a business development company, therefore, we may need to issue equity more frequently than our privately owned competitors, which may lead to greater stockholder dilution.

We expect to continue to borrow for investment purposes. If the value of our assets declines, we may be unable to satisfy the asset coverage test, which could prohibit us from paying dividends and could prevent us from qualifying as a RIC. If we cannot satisfy the asset coverage test, we may be required to sell a portion of our investments and, depending on the nature of our debt financing, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

In addition, we may in the future seek to securitize our portfolio securities to generate cash for funding new investments. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. An inability to successfully securitize our loan portfolio could limit our ability to grow our business or fully execute our business strategy and may decrease our earnings, if any. The securitization market is subject to changing market conditions and we may not be able to access this market when we would otherwise deem appropriate. Moreover, the successful securitization of our portfolio might expose us to losses as the residual investments in which we do not sell interests will tend to be those that are riskier and more apt to generate losses. The 1940 Act also may impose restrictions on the structure of any securitization.

Our SBIC subsidiary’s investment adviser has no prior experience managing an SBIC and any failure to comply with SBA regulations, resulting from our SBIC subsidiary’s investment adviser’s lack of experience or otherwise, could have an adverse effect on our operations.

On February 3, 2010, our wholly-owned subsidiary, Fifth Street Mezzanine Partners IV, L.P., received a license, effective February 1, 2010, from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958 and is regulated by the SBA. The SBIC license allows our SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures. The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBIC requirements may cause our SBIC subsidiary to forego attractive investment opportunities that are not permitted under SBA regulations.

Further, SBA regulations require that an SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a “change of control” of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of an SBIC. If our SBIC subsidiary fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit its use of debentures, declare outstanding debentures immediately due and payable, and/or limit it from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. These actions by the SBA would, in turn, negatively affect us because our SBIC subsidiary is our wholly-owned subsidiary. Our SBIC subsidiary’s investment adviser does not have any prior experience managing an SBIC. Its lack of experience in complying with SBA regulations may hinder its ability to take advantage of our SBIC subsidiary’s access to SBA-guaranteed debentures.

Any failure to comply with SBA regulations could have an adverse effect on our operations.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our market and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our current investment objective, operating policies and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current investment objective, operating policies and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you distributions and cause you to lose part or all of your investment.

We will be subject to corporate-level income tax if we are unable to maintain our qualification as a RIC under Subchapter M of the Code or do not satisfy the annual distribution requirement.

To maintain RIC status and be relieved of federal taxes on income and gains distributed to our stockholders, we must meet the following annual distribution, income source and asset diversification requirements.

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The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and we may be subject to certain financial covenants under our debt arrangements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

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The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for or maintain RIC status or to meet the annual distribution requirement for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may not be able to pay you distributions, our distributions may not grow over time and a portion of our distributions may be a return of capital.

We intend to pay distributions to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by, among other things, the impact of one or more of the risk factors described in this prospectus. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company can limit our ability to pay distributions. All distributions will be paid at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable business development company regulations and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you that we will pay distributions to our stockholders in the future.

When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount or accruals on a contingent payment debt instrument, which may occur if we receive warrants in connection with the origination of a loan or possibly in other circumstances. Such original issue discount is included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we do not receive in cash.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to be relieved of federal taxes on income and gains distributed to our stockholders. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to satisfy the annual distribution requirement and thus become subject to corporate-level income tax.

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in part in our stock. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

In addition, as discussed elsewhere in this prospectus, our loans typically contain payment-in-kind (“PIK”) interest provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To avoid the imposition of corporate-level tax on us, this non-cash source of income needs to be paid out to stockholders in cash distributions or, in the event that we determine to do so, in shares of our common stock, even though we have not yet collected and may never collect the cash relating to the PIK interest.

Our wholly-owned SBIC subsidiary may be unable to make distributions to us that will enable us to maintain RIC status, which could result in the imposition of an entity-level tax.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level taxes, we are required to distribute substantially all of our net taxable income and net capital gain income, including income from certain of our subsidiaries, which includes the income from our SBIC subsidiary. We are partially dependent on our SBIC subsidiary for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiary may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiary to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver and if our SBIC subsidiary is unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC tax treatment and a consequent imposition of an entity-level tax on us.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies are subject to regulation at the local, state and federal level. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make or that impose limits on our ability to pledge a significant amount of our assets to secure loans, any of which could harm us and our stockholders, potentially with retroactive effect.

Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth in this prospectus and may result in our investment focus shifting from the areas of expertise of our investment adviser to other types of investments in which our investment adviser may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

We have identified deficiencies in our internal control over financial reporting from time to time. Future control deficiencies could prevent us from accurately and timely reporting our financial results.

We have identified deficiencies in our internal control over financial reporting from time to time, including significant deficiencies and material weaknesses. A “significant deficiency” is a deficiency, or a combination of deficiencies, in internal control over financial reporting that is less severe than a material weakness, yet important enough to merit attention by those responsible for oversight of a company’s financial reporting. A material weakness is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of a company’s annual or interim financial statements will not be prevented or detected on a timely basis.

Our failure to identify deficiencies in our internal control over financial reporting in a timely manner or remediate any deficiencies, or the identification of material weaknesses or significant deficiencies in the future could prevent us from accurately and timely reporting our financial results.

Risks Relating to Our Investments

Our investments in portfolio companies may be risky, and we could lose all or part of our investment.

Investing in small and mid-sized companies involves a number of significant risks. Among other things, these companies:

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may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees from subsidiaries or affiliates of our portfolio companies that we may have obtained in connection with our investments, as well as a corresponding decrease in the value of the equity components of our investments;

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may have shorter operating histories, narrower product lines, smaller market shares and/or significant customer concentrations than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

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are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position; and

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generally have less publicly available information about their businesses, operations and financial condition. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and as a result may lose part or all of our investment.

In addition, in the course of providing significant managerial assistance to certain of our portfolio companies, certain of our officers and directors may serve as directors on the boards of such companies. To the extent that litigation arises out of our investments in these companies, our officers and directors may be named as defendants in such litigation, which could result in an expenditure of funds (through our indemnification of such officers and directors) and the diversion of management time and resources.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

We invest primarily in privately held companies. Generally, little public information exists about these companies, including typically a lack of audited financial statements and ratings by third parties. We must therefore rely on the ability of our investment adviser to obtain adequate information to evaluate the potential risks of investing in these companies. These companies and their financial information may not be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These factors could affect our investment returns.

If we make unsecured debt investments, we may lack adequate protection in the event our portfolio companies become distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event our portfolio companies defaults on their indebtedness.

We have made, and may in the future make, unsecured debt investments in portfolio companies. Unsecured debt investments are unsecured and junior to other indebtedness of the portfolio company. As a consequence, the holder of an unsecured debt investment may lack adequate protection in the event the portfolio company becomes distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event the portfolio company defaults on its indebtedness. In addition, unsecured debt investments of small and mid-sized companies are often highly illiquid and in adverse market conditions may experience steep declines in valuation even if they are fully performing.

If we invest in the securities and obligations of distressed or bankrupt companies, such investments may be subject to significant risks, including lack of income, extraordinary expenses, uncertainty with respect to satisfaction of debt, lower-than expected investment values or income potentials and resale restrictions.

We are authorized to invest in the securities and other obligations of distressed or bankrupt companies. At times, distressed debt obligations may not produce income and may require us to bear certain extraordinary expenses (including legal, accounting, valuation and transaction expenses) in order to protect and recover our investment. Therefore, to the extent we invest in distressed debt, our ability to achieve current income for our stockholders may be diminished.

We also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt we invest in will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt held by us, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made.

Moreover, any securities received by us upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of our participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, we may be restricted from disposing of such securities.

The lack of liquidity in our investments may adversely affect our business.

We invest, and will continue to invest, in companies whose securities are not publicly traded, and whose securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. In fact, all of our assets may be invested in illiquid securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not have the funds or ability to make additional investments in our portfolio companies.

After our initial investment in a portfolio company, we may be called upon from time to time to provide additional funds to such company or have the opportunity to increase our investment through the exercise of a warrant to purchase common stock. There is no assurance that we will make, or will have sufficient funds to make, follow-on investments. Any decisions not to make a follow-on investment or any inability on our part to make such an investment may have a negative impact on a portfolio company in need of such an investment, may result in a missed opportunity for us to increase our participation in a successful operation or may reduce the expected yield on the investment.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in first and second lien debt issued by small and mid-sized companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payments of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The disposition of our investments may result in contingent liabilities.

Most of our investments will involve private securities. In connection with the disposition of an investment in private securities, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we have structured some of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken with respect to the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

We generally do not and will not control our portfolio companies.

We do not, and do not expect to, control most of our portfolio companies, even though we may have board representation or board observation rights, and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as a debt investor. Due to the lack of liquidity for our investments in non-traded companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like or at an appropriate valuation. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Defaults by our portfolio companies would harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company.

We may not realize gains from our equity investments.

Certain investments that we have made in the past and may make in the future include warrants or other equity securities. In addition, we have made in the past and may make in the future direct equity investments in companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

We are subject to certain risks associated with foreign investments.

We may make investments in foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in foreign exchange rates, exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Our success will depend, in part, on our ability to anticipate and effectively manage these and other risks. We cannot assure you that these and other factors will not have a material adverse effect on our business as a whole.

We may expose ourselves to risks if we engage in hedging transactions.

We have and may in the future enter into hedging transactions, which may expose us to risks associated with such transactions. We may utilize instruments such as forward contracts and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions and amounts due under our credit facilities from changes in market interest rates. Use of these hedging instruments may include counterparty credit risk. Utilizing such hedging instruments does not eliminate the possibility of fluctuations in the values of such positions and amounts due under our credit facilities or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions will depend on our ability to correctly predict movements and interest rates. Therefore, while we may enter into such transactions to seek to reduce interest rate risks, unanticipated changes in interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings or credit facilities being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. See also “— Changes in interest rates may affect our cost of capital and net investment income.”

Risks Relating to Our Common Stock

Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

We may be unable to invest a significant portion of the net proceeds from an offering of our common stock on acceptable terms within an attractive timeframe.

Delays in investing the net proceeds raised in an offering of our common stock may cause our performance to be worse than that of other fully invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of any offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We anticipate that, depending on market conditions, it may take us a substantial period of time to invest substantially all of the net proceeds of any offering in securities meeting our investment objective. During this period, we will invest the net proceeds of an offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns which we expect to achieve when our portfolio is fully invested in securities meeting our investment objective. As a result, any distributions that we pay during this period may be substantially lower than the distributions that we may be able to pay when our portfolio is fully invested in securities meeting our investment objective. In addition, until such time as the net proceeds of an offering are invested in securities meeting our investment objective, the market price for our common stock may decline. Thus, the initial return on your investment may be lower than when, if ever, our portfolio is fully invested in securities meeting our investment objective.

Investing in our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and a higher risk of volatility or loss of principal. Our investments in portfolio companies involve higher levels of risk, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•

significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	inability to obtain any exemptive relief that may be required by us from the SEC;

•	changes in regulatory policies, accounting pronouncements or tax guidelines, particularly with respect to RICs, business development companies and SBICs;

•	loss of our business development company or RIC status or our SBIC subsidiary’s status as an SBIC;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of our investment adviser’s key personnel; and

•	general economic trends and other external factors.

Certain provisions of our restated certificate of incorporation and amended and restated bylaws as well as the Delaware General Corporation Law could deter takeover attempts and have an adverse impact on the price of our common stock.

Our restated certificate of incorporation and our amended and restated bylaws as well as the Delaware General Corporation Law contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

Risks Related to our Convertible Senior Notes

Our stockholders may experience dilution upon the conversion of our convertible senior notes.

Our convertible senior notes are convertible into shares of our common stock beginning January 1, 2016 or, under certain circumstances, earlier. Upon conversion, we must deliver shares of our common stock. The conversion rate of our convertible senior notes was initially, and currently is, 67.7415 shares of our common stock per $1,000 principal amount of our convertible senior notes (equivalent to a conversion price of approximately $14.76 per share of common stock), subject to adjustment in certain circumstances. If we deliver shares of common stock upon a conversion at the time our net asset value per share exceeds the conversion price in effect at such time, our stockholders may incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of our common stock upon our issuance of common stock in connection with the conversion of our convertible senior notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance.

We may not have, or have the ability to raise, the funds necessary to repurchase our convertible senior notes upon a fundamental change, and our debt may contain limitations on our ability to deliver shares of our common stock upon conversion or pay cash upon repurchase of our convertible senior notes.

Holders of our convertible senior notes will have the right to require us to repurchase their notes upon the occurrence of certain significant corporate events involving us, including if our common stock ceases to trade on any national securities exchange or we consolidate or merge into another entity in certain circumstances, at a repurchase price equal to 100% of their principal amount, plus accrued and unpaid interest, if any. We refer to such a corporate event as a “fundamental change.” However, we may not have enough available cash or be able to obtain financing at the time we are required to make repurchases of convertible senior notes surrendered therefor. In addition, our ability to repurchase our convertible senior notes or deliver shares of our common stock upon conversions of the convertible senior notes may be limited by law, by regulatory authority or by agreements governing our indebtedness, including our credit facilities. In this regard, the ING facility prohibits us from repurchasing our convertible senior notes in certain circumstances upon the occurrence of a fundamental change. Our failure to repurchase the notes at a time when the repurchase is required by the indenture relating to the convertible senior notes or to deliver any shares of our common stock deliverable on future conversions of the convertible senior notes as required by the indenture would constitute a default under the indenture. A default under the indenture or the occurrence of a fundamental change itself could also lead to a default under agreements governing our indebtedness. If the repayment of the related indebtedness were to be accelerated after any applicable notice or grace periods, we may not have sufficient funds to repay the indebtedness and repurchase our convertible senior notes.

Provisions of our convertible senior notes could discourage an acquisition of us by a third party.

Certain provisions of our convertible senior notes could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of a fundamental change, the holders of our convertible senior notes will have the right, at their option, to require us to repurchase all or a portion of their convertible senior notes, plus accrued and unpaid interest. We may also be required to increase the conversion rate of the convertible senior notes in certain other circumstances, including in the event of certain fundamental changes. These provisions could discourage an acquisition of us by a third party.

Certain adverse consequences could result if our convertible senior notes are treated as equity interests in us for purposes of regulations under the Employee Retirement Income Security Act of 1974.

Pursuant to regulations under the Employee Retirement Income Security Act of 1974 (“ERISA”), it is possible that, due to their convertibility feature, our convertible senior notes could be treated as equity interests in us. In that event, if employee benefit plans subject to Title I of ERISA, plans that are not subject to ERISA but that are subject to Section 4975 of the Internal Revenue Code (the “Code”), such as individual retirement accounts, and entities that are deemed to hold the assets of such plans or accounts (such plans, accounts, and entities, “Benefit Plan Investors”) were to acquire 25% or more of the aggregate value of our convertible senior notes, among other consequences, we and our management would be subject to ERISA fiduciary duties, and certain transactions we might enter into, or may have entered into, in the ordinary course of our business might constitute non-exempt “prohibited transactions” under Section 406 of ERISA or Section 4975 of the Code and might have to be rescinded at significant cost to us. Moreover, if our underlying assets were deemed to be assets constituting plan assets, (i) our assets could be subject to ERISA’s reporting and disclosure requirements, (ii) a fiduciary causing a Benefit Plan Investor to make an investment in our equity interests could be deemed to have delegated its responsibility to manage the assets of the

Benefit Plan Investor, and (iii) various providers of fiduciary or other services to us, and any other parties with authority or control with respect to our assets, could be deemed to be plan fiduciaries or otherwise parties in interest or disqualified persons by virtue of their provision of such services.

We do not believe that our convertible senior notes should be treated as equity interests in us for purposes of ERISA in light of the relevant regulations. No assurance can be given, however, that our convertible senior notes will not be so treated.

The accounting for convertible debt securities is complex and subject to uncertainty.

The accounting for convertible debt securities is complex and subject to frequent scrutiny by the accounting regulatory bodies and is subject to change. The issuance of our convertible senior notes may have an accounting effect on our earnings per share on a fully diluted basis. Further, we cannot predict if or when changes in the accounting for convertible debt securities could be made and whether any such change could have an adverse impact on our reported or future financial results. Any such impacts could adversely affect the market price of our common stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus and any accompanying prospectus supplement constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement may include statements as to:

•	our future operating results and dividend projections;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus, and any accompanying prospectus supplement, involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus and any accompanying prospectus supplement. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and

•

future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities) and conditions in our operating areas, particularly with respect to business development companies, RICs and SBICs.

We have based the forward-looking statements included in this prospectus and will base the forward-looking statements included in any accompanying prospectus supplement on information available to us on the date of this prospectus and any accompanying prospectus supplement, as appropriate, and we assume no obligation to update any such forward-looking statements, except as required by law. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933 and the forward looking statements contained in our periodic reports are excluded from the safe-harbor protection provided by Section 21E of the Securities Exchange Act of 1934, or the “Exchange Act.”

USE OF PROCEEDS

We intend to use substantially all of the net proceeds from selling our common stock to make investments in small and mid-sized companies in accordance with our investment objective and strategies described in this prospectus or any prospectus supplement, and for general corporate purposes. We may also use a portion of the net proceeds to reduce any of our outstanding borrowings. Pending such use, we will invest the net proceeds primarily in high quality, short-term debt securities consistent with our business development company election and our election to be taxed as a RIC. See “Regulation — Business Development Company Regulations — Temporary Investments.” Our ability to achieve our investment objective may be limited to the extent that the net proceeds from an offering, pending full investment, are held in interest-bearing deposits or other short-term instruments. See “Risk Factors — Risks Relating to an Offering of our Common Stock — We may be unable to invest a significant portion of the net proceeds from an offering of our common stock on acceptable terms within an attractive timeframe” for additional information regarding this matter. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock traded on the New York Stock Exchange under the symbol “FSC” until November 28, 2011. On November 28, 2011, our common stock began trading on the NASDAQ Global Select Market, where it continues to trade under the symbol “FSC.” The following table sets forth, for each fiscal quarter during the last two most recently completed fiscal years and for the first fiscal quarter of 2012 through December 6, 2011, the range of high and low sales prices of our common stock as reported on the New York Stock Exchange and NASDAQ Global Select Market, as applicable, the sales price as a percentage of our net asset value (NAV) and the dividends declared by us for each fiscal quarter.

		Price Range		Percentage of High Sales Price to NAV(2)	Percentage of Low Sales Price to NAV(2)	Cash Dividend per Share(3)
	NAV(1)	High	Low
Year ended September 30, 2010
First Quarter	$10.82	$10.99	$9.35	102%	86%	$0.27
Second Quarter.	$10.70	$12.13	$10.45	113%	98%	$0.30
Third Quarter	$10.43	$13.64	$10.49	131%	101%	$0.32
Fourth Quarter	$10.43	$11.30	$9.79	108%	94%	$0.42
Year ending September 30, 2011
First Quarter	$10.44	$12.35	$10.94	119%	105%	$0.3198	(4)
Second Quarter	$10.68	$13.95	$11.83	131%	111%	$0.3198
Third Quarter	$10.72	$13.45	$11.42	125%	107%	$0.3198
Fourth Quarter	$10.07	$11.84	$8.38	118%	83%	$0.3198
Year ending September 30, 2012
First Quarter (through December 6, 2011)	*	$10.20	$8.60	*	*	$0.3198	(5)

*	Not determinable at the time of filing.

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)	Calculated as the respective high or low sales price divided by net asset value.

(3)	Represents the dividend declared in the specified quarter. We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

(4)	From our initial public offering through the fourth fiscal quarter of 2010, we paid quarterly dividends, but in the first fiscal quarter of 2011 we began paying, and we intend to continue paying, monthly dividends to our stockholders. Our monthly dividends, if any, will be determined by our Board of Directors on a quarterly basis.

(5)	On November 10, 2011, our Board of Directors declared the following monthly dividends: $0.0958 per share, payable on January 31, 2012 to stockholders of record on January 13, 2012; $0.0958 per share, payable on February 29, 2012 to stockholders of record on February 15, 2012; and $0.0958 per share, payable on March 30, 2012 to stockholders of record on March 15, 2012.

The last reported price for our common stock on December 6, 2011 was $9.99 per share. As of December [    ], 2011, we had [    ] stockholders of record, which did not include stockholders for whom shares are held in nominee or street name.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibilities that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether the common stock offered hereby will trade at, above, or below net asset value. Since our initial public offering in June 2008, our shares of common stock have at times traded at prices significantly less than our net asset value.

Our dividends, if any, are determined by our Board of Directors. We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

To maintain RIC tax treatment, we must, among other things, distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. Please refer to “Material U.S. Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gains. We may, in the future, make actual distributions to our stockholders of our net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”

We have adopted an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we make a cash distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

On October 22, 2010, our Board of Directors authorized a stock repurchase program to acquire up to $20 million of our outstanding common stock. Stock repurchases under this program are to be made through the open market at times and in such amounts as our management deems appropriate, provided that the price is below the most recent net asset value per share. The stock repurchase program expires December 31, 2011 and may be limited or terminated by the Board of Directors at any time without prior notice.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF

FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the financial statements and related notes and other financial information appearing elsewhere in this prospectus.

Overview

We are a specialty finance company that lends to and invests in small and mid-sized companies primarily in connection with investments by private equity sponsors. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments.

We were formed as a Delaware limited partnership (Fifth Street Mezzanine Partners III, L.P.) on February 15, 2007. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into Fifth Street Finance Corp. At the time of the merger, all outstanding partnership interests in Fifth Street Mezzanine Partners III, L.P. were exchanged for 12,480,972 shares of common stock in Fifth Street Finance Corp.

Our Consolidated Financial Statements prior to January 2, 2008 reflect our operations as a Delaware limited partnership (Fifth Street Mezzanine Partners III, L.P.) prior to our merger with and into a corporation (Fifth Street Finance Corp.).

On June 17, 2008, we completed an initial public offering of 10,000,000 shares of our common stock at the offering price of $14.12 per share.

On July 21, 2009, we completed a follow-on public offering of 9,487,500 shares of our common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $9.25 per share.

On September 25, 2009, we completed a follow-on public offering of 5,520,000 shares of our common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $10.50 per share.

On January 27, 2010, we completed a follow-on public offering of 7,000,000 shares of our common stock, which did not include the underwriters’ exercise of their over-allotment option, at the offering price of $11.20 per share. On February 25, 2010, we sold 300,500 shares of our common stock at the offering price of $11.20 per share upon the underwriters’ exercise of their over-allotment option in connection with this offering.

On June 21, 2010, we completed a follow-on public offering of 9,200,000 shares of our common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $11.50 per share.

On December 7, 2010, we entered into an at-the-market equity offering sales agreement relating to shares of our common stock. Throughout the month of December 2010, we sold 429,110 shares of our common stock at an average offering price of $11.87 per share. We terminated the at-the-market equity offering sales agreement effective January 20, 2011 and did not sell any shares of our common stock pursuant thereto subsequent to December 31, 2010.

On February 4, 2011, we completed a follow-on public offering of 11,500,000 shares of our common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $12.65 per share.

On April 12, 2011, we issued $152 million unsecured convertible senior notes (“Convertible Notes”) which are convertible into shares of our common stock at the rate of 67.7415 shares of common stock per $1,000 principal amount of Convertible Notes (equivalent to a conversion price of approximately $14.76 per share of common stock).

On June 24, 2011, we completed a follow-on public offering of 5,558,469 shares of our common stock, which included the underwriters’ partial exercise of their over-allotment option, at the offering price of $11.72 per share.

Current Market Conditions

Since mid-2007, the global financial markets have experienced stress, volatility, illiquidity, and disruption. This turmoil appears to have peaked in the fall of 2008, resulting in several major financial institutions becoming insolvent, being acquired, or receiving government assistance. While the turmoil in the financial markets appears to have abated somewhat, the global economy continues to experience economic uncertainty. Economic uncertainty impacts our business in many ways, including changing spreads, structures and purchase multiples as well as the overall supply of investment capital.

Despite the economic uncertainty, our deal pipeline remains robust, with high quality transactions backed by private equity sponsors in small to mid-sized companies. As always, we remain cautious in selecting new investment opportunities, and will only deploy capital in deals which are consistent with our disciplined philosophy of pursuing superior risk-adjusted returns.

As evidenced by our recent investment activities, we expect to grow the business in part by increasing the average investment size when and where appropriate. Although we believe that we currently have sufficient capital available to fund investments, a prolonged period of market disruptions may cause us to reduce the volume of loans we originate and/or fund, which could have an adverse effect on our business, financial condition, and results of operations. In this regard, because our common stock has at times traded at a price below our then current net asset value per share and we are limited in our ability to sell our common stock at a price below net asset value per share, we may be limited in our ability to raise equity capital.

Critical Accounting Policies

Basis of Presentation

The preparation of financial statements in accordance with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the Consolidated Financial Statements. We have identified investment valuation and revenue recognition as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

We are required to report our investments that are not publicly traded or for which current market values are not readily available at fair value. The fair value is deemed to be the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization), cash flows, net income, revenues, or in limited cases, book value. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, we generally prepare and analyze discounted cash flow models based on our projections of the future free cash flows of the business.

Under the bond yield approach, we use bond yield models to determine the present value of the future cash flow streams of our debt investments. We review various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assess the information in the valuation process.

Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by our finance department;

•	Preliminary valuations are then reviewed and discussed with principals of the investment adviser;

•	Separately, independent valuation firms engaged by our Board of Directors prepare preliminary valuations on a selected basis and submit the reports to us;

•	Our finance department compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;

•	Our finance department prepares a valuation report for the Valuation Committee of our Board of Directors;

•	The Valuation Committee of our Board of Directors is apprised of the preliminary valuations of the independent valuation firms;

•

The Valuation Committee of our Board of Directors reviews the preliminary valuations, and our finance department responds and supplements the preliminary valuations to reflect any comments provided by the Valuation Committee;

•	The Valuation Committee of our Board of Directors makes a recommendation to the Board of Directors regarding the fair value of the investments in our portfolio; and

•	Our Board of Directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith.

The fair value of all of our investments at September 30, 2011, and September 30, 2010, was determined by our Board of Directors. Our Board of Directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and a consistently applied valuation process.

Our Board of Directors has authorized the engagement of independent valuation firms to provide us with valuation assistance. Upon completion of their processes each quarter, the independent valuation firms provide us with written reports regarding the preliminary valuations of selected portfolio securities as of the close of such quarter. We will continue to engage independent valuation firms to provide us with assistance regarding our determination of the fair value of selected portfolio securities each quarter; however, our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith. We intend to have a portion of the portfolio valued by an independent third party on a quarterly basis, with a substantial portion being valued on an annual basis.

The portions of our portfolio valued, as a percentage of the portfolio at fair value, by independent valuation firms by period were as follows:

For the quarter ended December 31, 2007	91.9%
For the quarter ended March 31, 2008	92.1%
For the quarter ended June 30, 2008	91.7%
For the quarter ended September 30, 2008	92.8%
For the quarter ended December 31, 2008	100.0%
For the quarter ended March 31, 2009	88.7	%(1)
For the quarter ended June 30, 2009	92.1%
For the quarter ended September 30, 2009	28.1%
For the quarter ended December 31, 2009	17.2	%(2)
For the quarter ended March 31, 2010	26.9%
For the quarter ended June 30, 2010	53.1%
For the quarter ended September 30, 2010	61.8%
For the quarter ended December 31, 2010	73.9%
For the quarter ended March 31, 2011	82.0%
For the quarter ended June 30, 2011	82.9%
For the quarter ended September 30, 2011	91.2%

(1)	96.0% excluding our investment in IZI Medical Products, Inc., which closed on June 30, 2009 and therefore was not valued by an independent valuation firm during such period

(2)	24.8% excluding four investments that closed in December 2009 and therefore were not valued by an independent valuation firm during such period

As of September 30, 2011 and September 30, 2010, approximately 92.6% and 86.5%, respectively, of our total assets represented investments in portfolio companies valued at fair value.

Revenue Recognition

Interest and Dividend Income

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We stop accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

Fee Income

We receive a variety of fees in the ordinary course of business. Certain fees, such as some origination fees, are capitalized and amortized in accordance with ASC 310-20 Nonrefundable Fees and Other Costs. In accordance with ASC 820, the net unearned fee income balance is netted against the cost and fair value of the respective investments. Other fees, such as servicing fees, are classified as fee income and recognized as they are earned on a monthly basis.

We have also structured exit fees across certain of our portfolio investments to be received upon the future exit of those investments. Exit fees are payable upon the exit of a debt security. These fees are to be paid to us upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan, or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon a successful exit event for each of the investments. A portion of these fees are included in net investment income over the life of the loan. As of September 30, 2011, we had structured $7.9 million in aggregate exit fees across 11 portfolio investments upon the future exit of those investments.

Payment-in-Kind (PIK) Interest

Our loans typically contain contractual PIK interest provisions. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We generally cease accruing PIK interest if there is insufficient value to support the accrual or if we do not expect the portfolio company to be able to pay all principal and interest due. Our decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; our assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan; information obtained by us in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, we determine whether to cease accruing PIK interest on a loan or debt security. Our determination to cease accruing PIK interest on a loan or debt security is generally made well before our full write-down of such loan or debt security. In addition, if it is subsequently determined that we will not be able to collect any previously accrued PIK interest, the fair value of our loans or debt securities would decline by the amount of such previously accrued, but uncollectible, PIK interest.

For a discussion of risks we are subject to as a result of our use of PIK interest in connection with our investments, see “Risk Factors — Risks Relating to Our Business and Structure — We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income,”

“— We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive” and “— Our incentive fee may induce our investment adviser to make speculative investments.” In addition, if it is subsequently determined that we will not be able to collect any previously accrued PIK interest, the fair value of our loans or debt securities would decline by the amount of such previously accrued, but uncollectible, PIK interest. The accrual of PIK interest on our debt investments increases the recorded cost basis of these investments in our consolidated financial statements and, as a result, increases the cost basis of these investments for purposes of computing the capital gains incentive fee payable by us to our investment adviser.

To maintain our status as a RIC, PIK income must be paid out to our stockholders in the form of dividends even though we have not yet collected the cash and may never collect the cash relating to the PIK interest. Accumulated PIK interest was $22.7 million and represented 2.0% of the fair value of our portfolio of investments as of September 30, 2011 and $19.3 million or 3.4% as of September 30, 2010. The net increase in loan balances as a result of contracted PIK arrangements are separately identified in our Consolidated Statements of Cash Flows.

Portfolio Composition

Our investments principally consist of loans, purchased equity investments and equity grants in privately-held companies. Our loans are typically secured by either a first or second lien on the assets of the portfolio company, generally have terms of up to six years (but an expected average life of between three and four years). We are currently focusing our origination efforts on a prudent mix of first lien, second lien and subordinated loans which we believe will provide superior risk-adjusted returns while maintaining solid credit quality.

A summary of the composition of our investment portfolio at cost and fair value as a percentage of total investments is shown in the following tables:

	September 30, 2011	September 30, 2010
Cost:
First lien debt	77.05%	72.61%
Second lien debt	13.97%	25.42%
Subordinated debt	7.40%	0.80%
Purchased equity	0.97%	0.39%
Equity grants	0.53%	0.75%
Limited partnership interests	0.08%	0.03%

Total	100.00%	100.00%

	September 30, 2011	September 30, 2010
Fair value:
First lien debt	78.14%	73.84%
Second lien debt	12.80%	24.45%
Subordinated debt	7.25%	0.78%
Purchased equity	1.12%	0.11%
Equity grants	0.60%	0.79%
Limited partnership interests	0.09%	0.03%

Total	100.00%	100.00%

The industry composition of our portfolio at cost and fair value as a percentage of total investments were as follows:

	September 30, 2011	September 30, 2010
Cost:
Healthcare services	19.65%	14.76%
Oil & gas equipment services	7.11%	0.00%
Healthcare equipment	6.16%	8.02%
Diversified support services	4.80%	4.43%
IT consulting & other services	4.23%	0.00%
Internet software & services	3.79%	0.00%
Construction and engineering	3.74%	4.22%
Leisure facilities	3.29%	1.16%
Electronic equipment & instruments	3.01%	5.59%
Specialty stores	2.99%	0.00%
Household products	2.70%	0.18%
Apparel, accessories & luxury goods	2.68%	3.97%
Education services	2.57%	7.58%
Fertilizers & agricultural chemicals	2.49%	4.51%
Home improvement retail	2.42%	5.51%
Pharmaceuticals	2.36%	0.00%
Integrated telecommunication services	2.25%	0.00%
Food distributors	1.80%	5.13%
Healthcare technology	1.77%	3.63%
Human resources & employment services	1.77%	0.00%
Electronic manufacturing services	1.75%	3.16%
Advertising	1.72%	3.35%
Auto parts & equipment	1.63%	0.00%
Distributors	1.61%	2.25%
Air freight & logistics	1.56%	2.36%
Trucking	1.48%	2.88%
Environmental & facilities services	1.41%	1.51%
Restaurants	1.21%	2.11%
Leisure products	1.17%	0.00%
Diversified financial services	1.15%	0.00%
Data processing & outsourced services	1.10%	2.21%
Industrial machinery	0.90%	1.71%
Construction materials	0.58%	2.95%
Building products	0.58%	1.40%
Housewares & specialties	0.46%	2.06%
Multi-sector holdings	0.09%	0.02%
Movies & entertainment	0.02%	0.03%
Food retail	0.00%	3.31%

Total	100.00%	100.00%

Fair value:
Healthcare services	20.67%	15.83%
Oil & gas equipment services	7.38%	0.00%
Healthcare equipment	6.42%	8.57%
Diversified support services	5.02%	4.66%
IT consulting & other services	4.42%	0.00%
Internet software & services	3.91%	0.00%
Leisure facilities	3.43%	1.25%
Construction and engineering	3.20%	4.23%
Specialty stores	3.14%	0.00%
Electronic equipment & instruments	3.11%	5.83%
Apparel, accessories & luxury goods	3.00%	4.18%
Education services	2.69%	7.47%

	September 30, 2011	September 30, 2010
Household products	2.67%	0.19%
Fertilizers & agricultural chemicals	2.61%	4.76%
Home improvement retail	2.46%	5.76%
Pharmaceuticals	2.46%	0.00%
Integrated telecommunication services	2.36%	0.00%
Food distributors	1.88%	5.38%
Human resources & employment services	1.87%	0.00%
Healthcare technology	1.87%	3.93%
Advertising	1.80%	3.52%
Environmental & facilities services	1.78%	0.91%
Auto parts & equipment	1.70%	0.00%
Distributors	1.69%	2.35%
Air freight & logistics	1.54%	2.49%
Leisure products	1.22%	0.00%
Diversified financial services	1.19%	0.00%
Restaurants	1.06%	2.15%
Industrial machinery	0.97%	1.81%
Electronic manufacturing services	0.77%	3.20%
Construction materials	0.61%	3.02%
Building products	0.43%	1.21%
Data processing & outsourced services	0.31%	2.26%
Housewares & specialties	0.23%	0.66%
Multi-sector holdings	0.11%	0.01%
Movies & entertainment	0.02%	0.05%
Trucking	0.00%	0.82%
Food retail	0.00%	3.50%

Total	100.00%	100.00%

Portfolio Asset Quality

We employ a grading system to assess and monitor the credit risk of our investment portfolio. We rate all investments on a scale from 1 to 5. The system is intended to reflect the performance of the borrower’s business, the collateral coverage of the investment, and other factors considered relevant to making a credit judgment.

•	Investment Rating 1 is used for investments that are performing above expectations and/or a capital gain is expected.

•

Investment Rating 2 is used for investments that are performing substantially within our expectations, and whose risks remain neutral or favorable compared to the potential risk at the time of the original investment. All new investments are initially rated 2.

•

Investment Rating 3 is used for investments that are performing below our expectations and that require closer monitoring, but where we expect no loss of investment return (interest and/or dividends) or principal. Companies with a rating of 3 may be out of compliance with financial covenants.

•

Investment Rating 4 is used for investments that are performing below our expectations and for which risk has increased materially since the original investment. We expect some loss of investment return, but no loss of principal.

•

Investment Rating 5 is used for investments that are performing substantially below our expectations and whose risks have increased substantially since the original investment. Investments with a rating of 5 are those for which some loss of principal is expected.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value, as of September 30, 2011 and September 30, 2010:

Investment Rating	September 30, 2011			September 30, 2010
	Fair Value (thousands)	% of Portfolio	Leverage Ratio	Fair Value (thousands)	% of Portfolio	Leverage Ratio
1	$ 81,335	7.26%	3.16	$ 89,150	15.81%	2.97
2	1,021,990	91.26%	3.87	424,495	75.29%	4.31
3	8,660	0.77%	NM(1)	18,056	3.20%	13.25
4	—	0.00%	—	23,823	4.23%	8.13
5	7,852	0.71%	NM(1)	8,297	1.47%	NM(1)

Total	$1,119,837	100.00%	3.82	$563,821	100.00%	4.53

(1)	Due to operating performance this ratio is not measurable and, as a result, is excluded from the total portfolio calculation.

We may from time to time modify the payment terms of our investments, either in response to current economic conditions and their impact on certain of our portfolio companies or in accordance with tier pricing provisions in certain loan agreements. As of September 30, 2011, we had modified the payment terms of our investments in seven portfolio companies. Such modified terms may include increased PIK interest provisions and reduced cash interest rates. These modifications, and any future modifications to our loan agreements, may limit the amount of interest income that we recognize from the modified investments, which may, in turn, limit our ability to make distributions to our stockholders.

Loans and Debt Securities on Non-Accrual Status

As of September 30, 2011, we had stopped accruing cash interest, PIK interest and original issue discount (“OID”) on four investments that had not paid all of their scheduled cash interest payments for the period ended September 30, 2011. As of September 30, 2010, we had stopped accruing cash interest, PIK interest and OID on five investments that had not paid all of their scheduled cash interest payments for the period ended September 30, 2010. As of September 30, 2009, we had stopped accruing PIK interest and OID on five investments, including two investments that had not paid all of their scheduled cash interest payments for the period ended September 30, 2009.

Cash non-accrual status is inclusive of PIK and other noncash income, where applicable. The percentages of the Company’s portfolio investments at cost and fair value by accrual status for the periods ended September 30, 2011, September 30, 2010 and September 30, 2009 were as follows:

	September 30, 2011				September 30, 2010				September 30, 2009
(dollars in thousands)	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Accrual	$1,116,762	96.60%	$1,111,986	99.30%	$530,965	89.61%	$531,701	94.30%	$277,335	84.75%	$271,420	90.59%
PIK non-accrual	—	0.00%	—	0.00%	—	0.00%	—	0.00%	20,787	6.35%	12,639	4.22%
Cash non-accrual	39,320	3.40%	7,851	0.70%	61,532	10.39%	32,120	5.70%	29,110	8.90%	15,552	5.19%

Total	$1,156,082	100.00%	$1,119,837	100.00%	$592,497	100.00%	$563,821	100.00%	$327,232	100.00%	$299,611	100.00%

The non-accrual status of the Company’s portfolio investments as of September 30, 2011, September 30, 2010, and September 30, 2009 was as follows:

	September 30, 2011	September 30, 2010	September 30, 2009
Lighting by Gregory, LLC	Cash non-accrual	Cash non-accrual	Cash non-accrual
CPAC, Inc.	—	—	PIK non-accrual
MK Network, LLC	—	Cash non-accrual	—
Martini Park, LLC	—	—	PIK non-accrual
Vanguard Vinyl, Inc.	—	Cash non-accrual	—
Nicos Polymers & Grinding, Inc.	—	Cash non-accrual	PIK non-accrual
Premier Trailer Leasing, Inc.	Cash non-accrual	Cash non-accrual	Cash non-accrual
Repechage Investments Limited	Cash non-accrual	—	—
O’Currance, Inc.	Cash non-accrual	—	—

Income non-accrual amounts related to the above investments for the years ended September 30, 2011, September 30, 2010 and September 30, 2009 were as follows:

(dollars in thousands)	Year ended September 30, 2011	Year ended September 30, 2010	Year ended September 30, 2009
Cash interest income	$5,815	$5,804	$2,938
PIK interest income	851	1,903	1,398
OID income	105	329	403

Total	$6,771	$8,036	$4,739

Discussion and Analysis of Results and Operations

Results of Operations

The principal measure of our financial performance is the net increase (decrease) in net assets resulting from operations, which includes net investment income (loss), net realized gain (loss) and net unrealized appreciation (depreciation). Net investment income is the difference between our income from interest, dividends, fees, and other investment income and total expenses. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. Net unrealized appreciation (depreciation) is the net change in the fair value of our investment portfolio and derivative instruments.

Comparison of years ended September 30, 2011 and September 30, 2010

Total Investment Income

Total investment income for the years ended September 30, 2011 and September 30, 2010 was $125.2 million and $70.5 million, respectively. For the year ended September 30, 2011, this amount primarily consisted of $108.3 million of interest income from portfolio investments (which included $13.7 million of PIK interest) and $16.7 million of fee income. For the year ended September 30, 2010, this amount primarily consisted of $63.9 million of interest income from portfolio investments (which included $10.0 million of PIK interest) and $6.0 million of fee income.

The increase in our total investment income for the year ended September 30, 2011 as compared to the year ended September 30, 2010 was primarily attributable to higher average levels of outstanding debt investments, which was principally due to a net increase of 21 debt investments in our portfolio, partially offset by scheduled amortization repayments received and other debt payoffs and a decrease in the weighted average yield of our debt investments during the year over year period.

Expenses

Expenses for the years ended September 30, 2011 and September 30, 2010 were $59.5 million and $27.5 million, respectively. Expenses increased for the year ended September 30, 2011 as compared to the year ended September 30, 2010 by $32.0 million. This was due primarily to increases in:

•

Base management fee, which was attributable to a 98.6% increase in the fair value of the investment portfolio during the year, partially offset by our investment advisor’s decision to permanently waive the base management fee on cash and cash equivalents beginning for the quarter ended March 31, 2010;

•	Incentive fee, which was attributable to a 56.0% increase in pre-incentive fee net investment income for the year-over-year period; and

•	Interest expense, which was attributable to a 995.7% increase in weighted average debt outstanding for the year-over-year period.

Gain on Extinguishment of Convertible Senior Notes

During the year ended September 30, 2011, we repurchased $17.0 million of our Convertible Notes in the open market and surrendered them to the Trustee for cancellation. The aggregate purchase price of these Convertible Notes was $15.1 million. As such we recorded a gain in the amount of the difference between the reacquisition price and the net carrying amount of these Convertible Notes, net of the proportionate amount of unamortized debt issuance costs. The net gain on extinguishment of debt we recorded was $1.5 million.

Net Investment Income

As a result of the $54.6 million increase in total investment income as compared to the $32.0 million increase in total expenses, net investment income for the year ended September 30, 2011 reflected a $24.1 million, or 56.0%, increase compared to the year ended September 30, 2010.

Realized Gain (Loss) on Investments and Interest Rate Swap

Realized gain (loss) is the difference between the proceeds received from dispositions of portfolio investments and interest rate swaps and their stated costs. Realized losses may also be recorded in connection with our determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

During the year ended September 30, 2011, we recorded investment realization events, including the following:

•

In October 2010, we received a cash payment of $8.7 million from Goldco, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In November 2010, we received a cash payment of $11.0 million from TBA Global, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In November 2010, we restructured our investment in Vanguard Vinyl, Inc. The restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $1.7 million in accordance with ASC 470-50;

•

In December 2010, we restructured our investment in Nicos Polymers & Grinding, Inc. The restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $3.9 million in accordance with ASC 470-50;

•

In December 2010, we received a cash payment of $25.3 million from Boot Barn in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In December 2010, we received a cash payment of $11.7 million from Western Emulsions, Inc. in partial satisfaction of the obligations under the loan agreement. No realized gain or loss was recorded on this transaction;

•

In December 2010, we restructured our investment in Lighting by Gregory, LLC. The restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $7.8 million in accordance with ASC 470-50;

•

In March 2011, we received a cash payment of $5.0 million from AmBath/ReBath Holdings, Inc. as part of a restructuring of the loan agreement. The restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $0.3 million in accordance with ASC 470-50;

•

In March and April 2011, we received cash payments totaling $1.1 million from MK Network, LLC as part of a settlement of the loan agreement. In April 2011, we recorded a realized loss on this investment in the amount of $14.1 million;

•

In July 2011, we received a cash payment of $7.3 million from Filet of Chicken in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In July 2011, we received a cash payment of $19.8 million from Cenegenics, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•	In August 2011, we terminated our interest rate swap agreement and realized a loss of $1.3 million, which included a reclassification of $0.8 million of prior unrealized depreciation;

•

In September 2011, we received a cash payment of $19.1 million from Flatout, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction; and

•	In September 2011, we received a cash payment of $0.1 million in connection with the sale of our investment in CPAC, Inc. We recorded a realized loss on this investment in the amount of $1.0 million.

During the year ended September 30, 2010, we recorded investment realization events, including the following:

•

In October 2009, we received a cash payment in the amount of $0.1 million representing a payment in full of all amounts due in connection with the cancellation of our loan agreement with American Hardwoods Industries, LLC. We recorded a $0.1 million reduction to the previously recorded $10.4 million realized loss on the investment in American Hardwoods;

•

In October 2009, we received a cash payment of $3.9 million from Elephant & Castle, Inc. in partial satisfaction of the obligations under the loan agreement. No realized gain or loss was recorded on this transaction;

•	In March 2010, we recorded a realized loss in the amount of $2.9 million in connection with the sale of a portion of our interest in CPAC, Inc.;

•

In August 2010, we received a cash payment of $7.6 million from Storyteller Theaters Corporation in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In September 2010, we restructured our investment in Rail Acquisition Corp. Although the full amount owed under the loan agreement remained intact, the restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $2.6 million in accordance with EITF Abstract Issue No. 96-19;

•

In September 2010, we sold our investment in Martini Park, LLC and received a cash payment in the amount of $0.1 million. We recorded a realized loss on this investment in the amount of $4.0 million; and

•

In September 2010, we exited our investment in Rose Tarlow, Inc. and received a cash payment in the amount of $3.6 million in full settlement of the debt investment. We recorded a realized loss on this investment in the amount of $9.3 million.

Net Unrealized Appreciation (Depreciation) on Investments and Interest Rate Swap

Net unrealized appreciation or depreciation is the net change in the fair value of our investments and interest rate swap during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

During the year ended September 30, 2011, we recorded net unrealized depreciation of $6.5 million. This consisted of $34.6 million of net unrealized depreciation on debt investments, offset by $25.6 million of net reclassifications to realized losses on our investments and interest rate swaps (resulting in unrealized appreciation) and $2.5 million of net unrealized appreciation on equity investments. During the year ended September 30, 2010, we recorded net unrealized depreciation of $1.8 million. This consisted of $19.1 million of net unrealized depreciation on debt investments and $0.8 million of net unrealized depreciation on interest rate swaps, offset by $17.6 million of reclassifications to realized losses on our investments (resulting in unrealized appreciation) and $0.5 million of net unrealized appreciation on equity investments.

Comparison of years ended September 30, 2010 and September 30, 2009

Total Investment Income

Total investment income for the years ended September 30, 2010 and September 30, 2009 was $70.5 million and $49.8 million, respectively. For the year ended September 30, 2010, this amount primarily consisted of $63.9 million of interest income from portfolio investments (which included $10.0 million of PIK interest), and $6.0 million of fee income. For the year ended September 30, 2009, this amount primarily consisted of $46.0 million of interest income from portfolio investments (which included $7.4 million of PIK interest), and $3.5 million of fee income.

The increase in our total investment income for the year ended September 30, 2010 as compared to the year ended September 30, 2009 was primarily attributable to a net increase of eight debt investments in our portfolio in the year-over-year period, partially offset by scheduled amortization repayments received and other debt payoffs during the same period.

Expenses

Expenses (net of the permanently waived portion of the base management fee) for the years ended September 30, 2010 and September 30, 2009 were $27.5 million and $18.4 million, respectively. Expenses increased for the year ended September 30, 2010 as compared to the year ended September 30, 2009 by $9.1 million. This was due primarily to increases in:

•

Base management fee, which was attributable to a 88.2% increase in the fair value of the investment portfolio during the year, partially offset by our investment advisor’s decision to permanently waive the base management fee on cash and cash equivalents beginning for the quarter ended March 31, 2010;

•	Incentive fee, which was attributable to a 37.2% increase in pre-incentive fee net investment income for the year-over-year period; and

•	Interest expense, which was attributable to a 350.1% increase in weighted average debt outstanding for the year-over-year period.

Net Investment Income

As a result of the $20.7 million increase in total investment income as compared to the $9.1 million increase in total expenses, net investment income for the year ended September 30, 2010 reflected a $11.6 million, or 37.2%, increase compared to the year ended September 30, 2009.

Realized Gain (Loss) on Investments and Interest Rate Swap

During the year ended September 30, 2010, we recorded investment realization events, including the following:

•

In October 2009, we received a cash payment in the amount of $0.1 million representing a payment in full of all amounts due in connection with the cancellation of our loan agreement with American Hardwoods Industries, LLC. We recorded a $0.1 million reduction to the previously recorded $10.4 million realized loss on the investment in American Hardwoods;

•

In October 2009, we received a cash payment of $3.9 million from Elephant & Castle, Inc. in partial satisfaction of the obligations under the loan agreement. No realized gain or loss was recorded on this transaction;

•	In March 2010, we recorded a realized loss in the amount of $2.9 million in connection with the sale of a portion of our interest in CPAC, Inc.;

•

In August 2010, we received a cash payment of $7.6 million from Storyteller Theaters Corporation in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In September 2010, we restructured our investment in Rail Acquisition Corp. Although the full amount owed under the loan agreement remained intact, the restructuring resulted in a material modification of the terms of the loan agreement. As such, we recorded a realized loss in the amount of $2.6 million in accordance with EITF Abstract Issue No. 96-19;

•

In September 2010, we sold our investment in Martini Park, LLC and received a cash payment in the amount of $0.1 million. We recorded a realized loss on this investment in the amount of $4.0 million; and

•

In September 2010, we exited our investment in Rose Tarlow, Inc. and received a cash payment in the amount of $3.6 million in full settlement of the debt investment. We recorded a realized loss on this investment in the amount of $9.3 million.

During the year ended September 30, 2009, we exited our investment in American Hardwoods Industries, LLC and recorded a realized loss of $10.4 million, and recorded a $4.0 million realized loss on our investment in CPAC, Inc. in connection with our determination that the investment was permanently impaired based on, among other things, our analysis of changes in the portfolio company’s business operations and prospects.

Net Unrealized Appreciation (Depreciation) on Investments and Interest Rate Swap

During the year ended September 30, 2010, we recorded net unrealized depreciation of $1.8 million. This consisted of $19.1 million of net unrealized depreciation on debt investments and $0.8 million of net unrealized depreciation on interest rate swaps, offset by $17.6 million of reclassifications to realized losses on our investments (resulting in unrealized appreciation) and $0.5 million of net unrealized appreciation on equity investments. During the year ended September 30, 2009, we recorded net unrealized depreciation of $10.8 million. This consisted of $23.1 million of net unrealized depreciation on debt investments and $2.0 million of net unrealized depreciation on equity investments, offset by $14.3 million of reclassifications to realized losses on our investments (resulting in unrealized appreciation).

Financial Condition, Liquidity and Capital Resources

Cash Flows

We have a number of alternatives available to fund the growth of our investment portfolio and our operations, including, but not limited to, raising equity, increasing debt and funding from operational cash flow. Additionally, we may reduce investment size by syndicating a portion of any given transaction. We intend to fund our future distribution obligations through operating cash flow or with funds obtained through future equity and debt offerings or credit facilities, as we deem appropriate.

For the year ended September 30, 2011, we experienced a net decrease in cash and cash equivalents of $9.1 million. During that period, we used $517.9 million of cash in operating activities, primarily for the funding of $703.5 million of investments and net revolvers, partially offset by $120.4 million of principal and PIK payments received and $67.1 million of net investment income. During the same period cash provided by financing activities was $508.8 million, primarily consisting of $206.8 million of proceeds from issuances of our common stock, $77.0 million of SBA borrowings, $136.9 million of proceeds from the issuance of our convertible senior notes (net of repurchases) and $178.0 million of net borrowings under our credit facilities, partially offset by $76.7 million of cash dividends paid, $0.8 million of offering costs paid and $12.4 million of deferred financing costs paid.

For the year ended September 30, 2010, we experienced a net decrease in cash and cash equivalents of $36.4 million. During that period, we used $239.2 million of cash in operating activities, primarily for the funding of $315.8 million of investments and net revolvers, partially offset by $36.8 million of principal and PIK payments received and $43.0 million of net investment income. During the same period cash provided by financing activities was $202.7 million, primarily consisting of $179.1 million of proceeds from issuances of our common stock and $73.0 million of SBA borrowings, partially offset by $41.8 million of cash dividends paid, $1.3 million of offering costs paid and $6.3 million of deferred financing costs paid.

As of September 30, 2011, we had $67.6 million in cash and cash equivalents, portfolio investments (at fair value) of $1.1 billion, $6.8 million of interest and fees receivable, $150.0 million of SBA debentures payable, $178.0 million of borrowings outstanding under our credit facilities, $135.0 million of convertible senior notes payable and unfunded commitments of $108.8 million.

As of September 30, 2010, we had $76.8 million in cash and cash equivalents, portfolio investments (at fair value) of $563.8 million, $3.8 million of interest and fees receivable, $73.0 million of SBA debentures payable, no borrowings outstanding under our credit facilities and unfunded commitments of $49.5 million.

Other Sources of Liquidity

We intend to continue to generate cash primarily from cash flows from operations, including interest earned, future borrowings and future offerings of securities. In the future, we may also securitize a portion of our investments in first and second lien senior loans or unsecured debt or other assets. To securitize loans, we would likely create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. We would then sell interests in the subsidiary on a non-recourse basis to purchasers and we would retain all or a portion of the equity in the subsidiary. Our primary use of funds is investments in our targeted asset classes and cash distributions to holders of our common stock.

Although we expect to fund the growth of our investment portfolio through the net proceeds from future equity offerings, including our dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, our plans to raise capital may not be successful. In this regard, because our common stock has at times traded at a price below our then-current net asset value per share and we are limited in our ability to sell our common stock at a price below net asset value per share, we may be limited in our ability to raise equity capital.

In addition, we intend to distribute between 90% and 100% of our taxable income to our stockholders in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. See “Regulated Investment Company Status and Distributions” below. Consequently, we may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.

Also, as a business development company, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200%. This requirement limits the amount that we may borrow. As of September 30, 2011, we were in compliance with this requirement. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets, which may or may not be available on favorable terms, if at all.

Finally, through a wholly-owned subsidiary, we sought and obtained a license from the SBA to operate an SBIC. In this regard, on February 3, 2010, our wholly-owned subsidiary, Fifth Street Mezzanine Partners IV, L.P., received a license, effective February 1, 2010, from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958. SBICs are designated to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

The SBIC license allows our SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBA regulations currently limit the amount that our SBIC subsidiary may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. As of September 30, 2011, our SBIC subsidiary had $75 million in regulatory capital. The SBA has issued a capital commitment to our SBIC subsidiary in the amount of $150 million, and $150.0 million of SBA debentures were outstanding as of September 30, 2011 that had a fair value of $102.0 million. These debentures bear interest at a weighted average interest rate of 3.567% (excluding the SBA annual charge), as follows:

Rate Fix Date	Debenture Amount (thousands)	Fixed Interest Rate	SBA Annual Charge
September 2010	$73,000	3.215%	0.285%
March 2011	65,300	4.084%	0.285%
September 2011	11,700	2.877%	0.285%

We have received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit us to exclude the debt of the SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage test under the 1940 Act. This allows us increased flexibility under the 200% asset coverage test by permitting us to borrow up to $150 million more than we would otherwise be able to absent the receipt of this exemptive relief.

We have also submitted an application to the SBA for a second SBIC license. On May 27, 2011, we received a letter from the Investment Division of the SBA that invited us to continue moving forward with this application. If approved, this license would provide us with the capability to issue an additional $75 million of SBA-guaranteed debentures beyond the $150 million of SBA-guaranteed debentures we, through our wholly-owned subsidiary, currently have the ability to issue. However, there are no assurances that we will be successful in obtaining a second SBIC license from the SBA. If we are able to successfully obtain such an additional SBIC license, we would have similar relief from the 200% asset coverage ratio limitation as described above with respect to the SBIC debt securities issued by such SBIC subsidiary.

Significant capital transactions that have occurred since October 1, 2009

The following table reflects the dividend distributions per share that our Board of Directors has declared and we have paid, including shares issued under our DRIP, on our common stock since October 1, 2009:

Date Declared	Record Date	Payment Date	Amount per Share	Cash Distribution	DRIP Shares Issued		DRIP Shares Value
November 12, 2009	December 10, 2009	December 29, 2009	$0.27	$9.7 million	44,420		$0.5 million
January 12, 2010	March 3, 2010	March 30, 2010	0.30	12.9 million	58,689		0.7 million
May 3, 2010	May 20, 2010	June 30, 2010	0.32	14.0 million	42,269		0.5 million
August 2, 2010	September 1, 2010	September 29, 2010	0.10	5.2 million	25,425		0.3 million
August 2, 2010	October 6, 2010	October 27, 2010	0.10	5.2 million	24,850		0.3 million
August 2, 2010	November 3, 2010	November 24, 2010	0.11	5.7 million	26,569		0.3 million
August 2, 2010	December 1, 2010	December 29, 2010	0.11	5.7 million	28,238		0.3 million
November 30, 2010	January 4, 2011	January 31, 2011	0.1066	5.4 million	36,038		0.5 million
November 30, 2010	February 1, 2011	February 28, 2011	0.1066	5.5 million	29,072		0.4 million
November 30, 2010	March 1, 2011	March 31, 2011	0.1066	6.5 million	43,766		0.6 million
January 30, 2011	April 1, 2011	April 29, 2011	0.1066	6.5 million	45,193		0.6 million
January 30, 2011	May 2, 2011	May 31, 2011	0.1066	6.5 million	48,870		0.6 million
January 30, 2011	June 1, 2011	June 30, 2011	0.1066	6.5 million	55,367		0.6 million
May 2, 2011	July 1, 2011	July 29, 2011	0.1066	7.1 million	58,829	(1)	0.6 million
May 2, 2011	August 1, 2011	August 31, 2011	0.1066	7.1 million	64,431	(1)	0.6 million
May 2, 2011	September 1, 2011	September 30, 2011	0.1066	7.2 million	52,487	(1)	0.5 million
August 1, 2011	October 14, 2011	October 31, 2011	0.1066	7.3 million	40,388	(1)	0.4 million

(1)	Shares were purchased on the open market and distributed.

The following table reflects share transactions that occurred from October 1, 2009 through September 30, 2011:

Date	Transaction	Shares	Share Price		Gross Proceeds (Uses)
January 27, 2010	Public offering	7,000,000	$11.20		$78.4 million
February 25, 2010	Underwriters’ exercise of over-allotment	300,500	11.20		3.4 million
June 21, 2010	Public offering(1)	9,200,000	11.50		105.8 million
December 2010	At-the-market offering	429,110	11.87	(3)	5.1 million
February 4, 2011	Public offering(1)	11,500,000	12.65		145.5 million
June 24, 2011	Public offering(2)	5,558,469	11.72		65.1 million

(1)	Includes the underwriters’ full exercise of their over-allotment option

(2)	Includes the underwriters’ partial exercise of their over-allotment option

(3)	Average offering price

Borrowings

On November 16, 2009, we and Fifth Street Funding, LLC, a consolidated wholly-owned bankruptcy remote special purpose subsidiary (“Funding”), entered into a Loan and Servicing Agreement (“Wells Agreement”) with respect to a three-year credit facility (“Wells Fargo facility”) with Wells Fargo Bank, National Association (“Wells Fargo”), as successor to Wachovia Bank, National Association (“Wachovia”), Wells Fargo Securities, LLC, as administrative agent, each of the additional institutional and conduit lenders party thereto from time to time, and each of the lender agents party thereto from time to time, in the amount of $50 million, with an accordion feature which allowed for potential future expansion of the facility up to $100 million. The facility bore interest at LIBOR plus 4.0% per annum and had a maturity date of November 16, 2012.

On May 26, 2010, we amended the Wells Fargo facility to expand the borrowing capacity under that facility. Pursuant to the amendment, we received an additional $50 million commitment, thereby increasing the size of the facility from $50 million to $100 million, with an accordion feature that allows for potential future expansion of that facility from a total of $100 million up to a total of $150 million. In addition, the interest rate of the Wells Fargo facility was reduced from LIBOR plus 4% per annum to LIBOR plus 3.5% per annum, with no LIBOR floor, and the maturity date of the facility was extended from November 16, 2012 to May 26, 2013. The facility could be extended for up to two additional years upon the mutual consent of Wells Fargo and each of the lender parties thereto.

On November 5, 2010, we amended the Wells Fargo facility to, among other things, provide for the issuance from time to time of letters of credit for the benefit of our portfolio companies. The letters of credit are subject to certain restrictions, including a borrowing base limitation and an aggregate sublimit of $15.0 million.

On February 28, 2011, we amended the Wells Fargo facility to, among other things, reduce the interest rate to LIBOR plus 3.0% per annum, with no LIBOR floor, and extend the maturity date of the facility to February 25, 2014.

In connection with the Wells Fargo facility, we concurrently entered into (i) a Purchase and Sale Agreement with Funding, pursuant to which we will sell to Funding certain loan assets we have originated or acquired, or will originate or acquire and (ii) a Pledge Agreement with Wells Fargo, pursuant to which we pledged all of our equity interests in Funding as security for the payment of Funding’s obligations under the Wells Agreement and other documents entered into in connection with the Wells Fargo facility.

The Wells Agreement and related agreements governing the Wells Fargo facility required both Funding and us to, among other things (i) make representations and warranties regarding the collateral as well as each of our businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities. The Wells Fargo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding, and the failure by Funding or us to materially perform under the Wells Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

The Wells Fargo facility is secured by all of the assets of Funding, and all of our equity interest in Funding. We use the Wells Fargo facility to fund a portion of our loan origination activities and for general corporate purposes. Each loan origination under the facility is subject to the satisfaction of certain conditions. We cannot be assured that Funding will be able to borrow funds under the Wells Fargo facility at any particular time or at all. As of September 30, 2011, we had $39.5 million of borrowings outstanding under the Wells Fargo facility, which had a fair value of $39.5 million.

On May 27, 2010, we entered into a three-year secured syndicated revolving credit facility (“ING facility”) pursuant to a Senior Secured Revolving Credit Agreement (“ING Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING facility allowed for us to borrow money at a rate of either (i) LIBOR plus 3.5% per annum or (ii) 2.5% per annum plus an alternate base rate based on the greatest of the Prime Rate, Federal Funds Rate plus 0.5% per annum or LIBOR plus 1% per annum, and had a maturity date of May 27, 2013. The ING facility also allowed us to request letters of credit from ING Capital LLC, as the issuing bank. The initial commitment under the ING facility was $90 million, and the ING facility included an accordion feature that allows for potential future expansion of the facility up to a total of $150 million. The ING facility is secured by substantially all of our assets, as well as the assets of our wholly-owned subsidiary, FSFC Holdings, Inc., and our indirect wholly-owned subsidiary, Fifth Street Fund of Funds LLC, subject to certain exclusions for, among other things, equity interests in any of our SBIC subsidiaries and equity interests in Funding and Fifth Street Funding II, LLC (“Funding II”) as further set forth in a Guarantee, Pledge and Security Agreement (“ING Security Agreement”) entered into in connection with the ING Credit Agreement, among FSFC Holdings, Inc., ING Capital LLC, as collateral agent, and us. None of our SBIC subsidiaries, Funding or Funding II is party to the ING facility and their respective assets have not been pledged in connection therewith. The ING facility provides that we may use the proceeds and letters of credit under the facility for general corporate purposes, including acquiring and funding leveraged loans, mezzanine loans, high-yield securities, convertible securities, preferred stock, common stock and other investments.

On February 22, 2011, we amended the ING facility to, among other things, expand the borrowing capacity to $215 million. In addition, the ING facility’s accordion feature was increased to allow for potential future expansion up to a total of $300 million and the maturity date was extended to February 22, 2014.

On July 8, 2011, we amended the ING facility to, among other things, expand the borrowing capacity to $230 million and increase the accordion feature to allow for potential future expansion up to a total of $350 million. In addition, the ING facility’s interest rate was reduced to LIBOR plus 3.0% per annum, with no LIBOR floor, when the facility is drawn more than 35%. Otherwise, the interest rate will be LIBOR plus 3.25% per annum, with no LIBOR floor.

Pursuant to the ING Security Agreement, FSFC Holdings, Inc. and Fifth Street Fund of Funds LLC guaranteed the obligations under the ING Security Agreement, including our obligations to the lenders and the administrative agent under the ING Credit Agreement. Additionally, we pledged our entire equity interest in FSFC Holdings, Inc. and FSFC Holdings, Inc. pledged its entire equity interest in Fifth Street Fund of Funds LLC to the collateral agent pursuant to the terms of the ING Security Agreement.

The ING Credit Agreement and related agreements governing the ING facility required FSFC Holdings, Inc., Fifth Street Fund of Funds LLC and us to, among other things (i) make representations and warranties regarding the collateral as well as each of our businesses, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants and other customary requirements for similar credit facilities. The ING facility documents also include usual and customary default provisions such as the failure to make timely payments under the facility, the occurrence of a change in control, and the failure by us to materially perform under the ING Credit Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations. On November 29, 2011, we amended the ING Credit Agreement to ensure that, based on our estimate of taxable income for the fiscal year ended September 30, 2011, we would remain in compliance with the annual distribution limit provision when we finalize our taxable income amount upon the filing of our tax return in June 2012.

Each loan or letter of credit originated under the ING facility is subject to the satisfaction of certain conditions. We cannot be assured that we will be able to borrow funds under the ING facility at any particular time or at all.

As of September 30, 2011, we had $133.5 million of borrowings outstanding under the ING facility, which had a fair value of $133.5 million.

On September 16, 2011, Funding II, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary, entered into a Loan and Servicing Agreement (“Sumitomo Agreement”) with respect to a seven-year credit facility (“Sumitomo facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”), an affiliate of Sumitomo Mitsui Financial Group, Inc., as administrative agent, and each of the lenders from time to time party thereto, in the amount of $200 million. The Sumitomo facility bears interest at a rate of LIBOR plus 2.25% per annum with no LIBOR floor, matures on September 16, 2018 and includes an option for a one-year extension.

In connection with the Sumitomo facility, we concurrently entered into a Purchase and Sale Agreement with Funding II, pursuant to which we will sell to Funding II certain loan assets we have originated or acquired, or will originate or acquire.

The Sumitomo Agreement and related agreements governing the Sumitomo facility required both Funding II and us to, among other things (i) make representations and warranties regarding the collateral as well as each of our businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities. The Sumitomo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding II, and the failure by Funding II or us to materially perform under the Sumitomo Agreement and related agreements governing the Sumitomo facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

The Sumitomo facility is secured by all of the assets of Funding II. Each loan origination under the facility is subject to the satisfaction of certain conditions. We cannot be assured that Funding II will be able to borrow funds under the Sumitomo facility at any particular time or at all. As of September 30, 2011, we had $5.0 million of borrowings outstanding under the Sumitomo facility, which had a fair value of $5.0 million.

As of September 30, 2011, except for assets that were funded through our SBIC subsidiary, substantially all of our assets were pledged as collateral under the Wells Fargo facility, ING facility or the Sumitomo facility.

Interest expense for the years ended September 30, 2011, 2010 and 2009 was $15.1 million, $1.9 million and $0.6 million, respectively.

The following table describes significant financial covenants with which we must comply under each of our credit facilities on a quarterly basis. The Sumitomo facility does not require us to comply with significant financial covenants.

Facility	Financial Covenant	Description	Target Value	Reported Value(1)
Wells Fargo facility	Minimum shareholders’ equity (inclusive of affiliates)	Net assets shall not be less than $510 million plus 50% of the aggregate net proceeds of all sales of equity interests after February 25, 2011	$541 million	$776 million
	Minimum shareholders’ equity (exclusive of affiliates)	Net assets exclusive of affiliates other than Funding shall not be less than $250 million	$250 million	$684 million
	Asset coverage ratio	Asset coverage ratio shall not be less than 2.00:1	2.00:1	3.62:1
ING facility	Minimum shareholders’ equity	Net assets shall not be less than the greater of (a) 55% of total assets; and (b) $510 million plus 50% of the aggregate net proceeds of all sales of equity interests after February 22, 2011	$602 million	$776 million
	Asset coverage ratio	Asset coverage ratio shall not be less than 2.25:1	2.25:1	6.10:1
	Interest coverage ratio	Interest coverage ratio shall not be less than 2.50:1	2.50:1	12.42:1
	Eligible portfolio investments test	Aggregate value of (a) Cash and cash equivalents and (b) Portfolio investments rated 1, 2 or 3 shall not be less than $175 million	$175 million	$586 million

(1)	As contractually required, we report financial covenants based on the last filed quarterly or annual report, in this case our Form 10-Q for the quarter ended June 30, 2011. We were also in compliance with all financial covenants under these credit facilities based on the financial information contained in this Form 10-K for the year ended September 30, 2011.

We and our SBIC subsidiaries are also subject to certain regulatory requirements relating to our borrowings. For a discussion of such requirements, see “Regulation — Business Development Company Regulations” and “— Small Business Investment Company Regulations.”

The following table reflects credit facility and debenture transactions that occurred from October 1, 2009 through September 30, 2011. Amounts available are as of September 30, 2011.

Facility	Date	Transaction	Total Facility Amount	Upfront fee Paid	Total Availability		Remaining Availability	Interest Rate
Wells Fargo facility	November 16, 2009	Entered into credit facility	$50 million	$0.8 million				LIBOR + 4.00%
	May 26, 2010	Expanded credit facility	100 million	0.9 million				LIBOR + 3.50%
	February 28, 2011	Amended credit facility	100 million	0.4 million	$40 million	(1)	$—	LIBOR + 3.00%
ING facility	May 27, 2010	Entered into credit facility	90 million	0.8 million				LIBOR + 3.50%
	February 22, 2011	Expanded credit facility	215 million	1.6 million				LIBOR + 3.50%
	July 8, 2011	Expanded credit facility	230 million	0.4 million	230 million		96 million	LIBOR + 3.00%/3.25% (2)
SBA	February 16, 2010	Received capital commitment	75 million	0.8 million
	September 21, 2010	Received capital commitment	150 million	0.8 million	150 million		—	3.567% (3)
Sumitomo facility	September 16, 2011	Entered into credit facility	200 million	2.5 million	10 million	(1)	5 million	LIBOR + 2.25%

(1)	Availability to increase upon our decision to further collateralize the facility.

(2)	LIBOR plus 3.0% when the facility is drawn more than 35%. Otherwise, LIBOR plus 3.25%.

(3)	Weighted average interest rate of 3.567% (excludes the SBA annual charge of 0.285%).

On April 12, 2011, we issued $152 million unsecured convertible senior notes (“Convertible Notes”), including $2 million issued to Leonard M. Tannenbaum, our Chief Executive Officer. The Convertible Notes were issued pursuant to an Indenture, dated April 12, 2011 (the “Indenture”), between us and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”).

The Convertible Notes mature on April 1, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Notes bear interest at a rate of 5.375% per year payable semiannually in arrears on April 1 and October 1 of each year, commencing on October 1, 2011. The Convertible Notes are our senior unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries or financing vehicles.

Prior to the close of business on the business day immediately preceding January 1, 2016, holders may convert their Convertible Notes only under certain circumstances set forth in the Indenture, such as during specified periods when our shares of common stock trade at more than 110% of the then applicable conversion price or the Convertible Notes trade at less than 98% of their conversion value. On or after January 1, 2016 until the close of business on the business day immediately preceding the Maturity Date, holders may convert their Convertible Notes at any time. Upon conversion, we will deliver shares of our common stock. The conversion rate was initially, and currently is, 67.7415 shares of common stock per $1,000 principal amount of Convertible Notes (equivalent to a conversion price of approximately $14.76 per share of common stock). The conversion rate is subject to customary anti-dilution adjustments, including for any cash dividends or distributions paid on shares of our common stock in excess of a monthly dividend of $0.1066 per share, but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders.

We may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events occur in respect to us, holders of the Convertible Notes may require us to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

The Indenture contains certain covenants, including covenants requiring us to provide financial information to the holders of the Convertible Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture.

For the year ended September 30, 2011, we recorded interest expense of $4.1 million related to the Convertible Notes.

We may, to the extent permitted by law, repurchase the Convertible Notes in the open market or by tender offer at any price or by private agreement without giving prior notice to holders. Any Convertible Notes repurchased by us may, at our option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by us. Any Convertible Notes surrendered for cancellation will be promptly cancelled and no longer outstanding under the indenture. During the year ended September 30, 2011, we repurchased, and surrendered to the Trustee for cancellation, Convertible Notes as follows:

Trade Date	Settlement Date	Principal Repurchased (thousands)	Purchase Price (thousands)
8/1/2011	8/4/2011	$2,000	$1,820
8/3/2011	8/8/2011	5,000	4,525
8/5/2011	8/10/2011	10,000	8,725

Total		$17,000	$15,070

As of September 30, 2011, there were $135.0 million Convertible Notes outstanding, which had a fair value of $113.4 million.

Off-Balance Sheet Arrangements

We may be a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. As of September 30, 2011, our only off-balance sheet arrangements consisted of $108.8 million of unfunded commitments, which was comprised of $102.7 million to provide debt financing to certain of our portfolio companies and $6.1 million related to unfunded limited partnership interests. As of September 30, 2010, our only off-balance sheet arrangements consisted of $49.5 million, which was comprised of $46.7 million to provide debt financing to certain of our portfolio companies and $2.8 million related to unfunded limited partnership interests. Such commitments are subject to our portfolio companies’ satisfaction of certain financial and nonfinancial convenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Statement of Assets and Liabilities and are not reflected on our Consolidated Statement of Assets and Liabilities.

Contractual Obligations

The following table reflects information pertaining to debt outstanding under the SBA debentures payable, the Wells Fargo facility, the ING facility, the Sumitomo facility and our Convertible Notes:

(amounts in thousands)	Debt Outstanding as of September 30, 2010	Debt Outstanding as of September 30, 2011	Weighted average debt outstanding for the year ended September 30, 2011	Maximum debt outstanding for the year ended September 30, 2011
SBA debentures payable	$73,000	$150,000	$125,462	$150,000
Wells Fargo facility	—	39,524	30,461	$85,000
ING facility	—	133,500	22,851	$133,500
Sumitomo facility	—	5,000	—	$5,000
Convertible senior notes payable	—	135,000	68,775	$152,000

Total debt	$73,000	$463,024	$247,549	$463,024

The following table reflects our contractual obligations arising from the SBA debentures payable, the Wells Fargo facility, the ING facility, the Sumitomo facility and our Convertible Notes:

	Payments due by period as of September 30, 2011
(amounts in thousands)	Total	< 1 year	1-3 years	3-5 years	> 5 years
SBA debentures payable	$150,000	$—	$—	$—	$150,000
Interest due on SBA debentures	53,813	5,773	11,556	11,572	24,912
Wells fargo facility	39,524	—	39,524	—	—
Interest due on Wells Fargo facility	3,083	1,280	1,803	—	—
ING facility	133,500	—	133,500	—	—
Interest due on ING facility	10,413	4,339	6,074	—	—
Sumitomo facility	5,000	—	—	—	5,000
Interest due on Sumitomo facility	858	123	246	246	243
Convertible senior notes payable	135,000	—	—	135,000	—
Interest due on convertible senior notes	32,703	7,256	14,513	10,934	—

Total	$563,894	$18,771	$207,216	$157,752	$180,155

A summary of the composition of unfunded commitments (consisting of revolvers, term loans and limited partnership interests) as of September 30, 2011 and September 30, 2010 is shown in the table below:

	September 30, 2011 (thousands)	September 30, 2010 (thousands)
JTC Education, Inc.	$14,000	$9,062
CRGT, Inc.	12,500	—
Charter Brokerage, LLC	6,176	—
Refac Optical Group	5,500	—
Rail Acquisition Corp.	5,446	4,799
Miche Bag, LLC	5,000	—
Dominion Diagnostics, LLC	5,000	—
ADAPCO, Inc.	4,250	5,750
Enhanced Recovery Company, LLC	4,000	3,623
DISA, Inc.	4,000	—
Traffic Control & Safety Corporation	3,014	—
Epic Acquisition, Inc.	3,000	2,700
Phoenix Brands Merger Sub LLC	3,000	—
Discovery Practice Management, Inc.	3,000	—
Titan Fitness, LLC	2,957	—
IZI Medical Products, Inc.	2,500	2,500
Eagle Hospital Physicians, Inc.	2,500	2,500
HealthDrive Corporation	2,000	1,500
Mansell Group, Inc.	2,000	2,000
Specialty Bakers, LLC	2,000	2,000
Physicians Pharmacy Alliance, Inc.	2,000	—
Cardon Healthcare Network, LLC	2,000	—
Milestone Partners IV, LP (limited partnership interest)	2,000	—
Tegra Medical, LLC	1,500	4,000
Flatout, Inc.	1,500	1,500
IOS Acquisitions, Inc.	1,250	—
Psilos Group Partners IV, LP (limited partnership interest)	1,000	1,000
Best Vinyl Fence & Deck, LLC	1,000	—
Bunker Hill Capital II (QP), LP (limited partnership interest)	960	—
Riverlake Equity Partners II, LP (limited partnership interest)	878	966
Welocalize, Inc.	750	—
Baird Capital Partners V, LP (limited partnership interest)	701	—
Riverside Fund IV, LP (limited partnership interest)	555	864
Saddleback Fence and Vinyl Products, Inc.	400	—
Advanced Pain Management	267	—
Trans-Trade, Inc.	200	500
AmBath/ReBath Holdings, Inc.	—	1,500
Vanguard Vinyl, Inc.	—	1,250
NDSSI Holdings, LLC.	—	1,500

Total	$108,804	$49,514

Regulated Investment Company Status and Dividends

We elected, effective as of January 2, 2008, to be treated as a RIC under Subchapter M of the Code. As long as we qualify as a RIC, we will not be taxed on our investment company taxable income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis.

Taxable income generally differs from net income for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized appreciation or depreciation until realized. Dividends declared and paid by us in a year may differ from taxable income for that year as such dividends may include the distribution of current year taxable income or the distribution of prior year taxable income carried forward into and distributed in the current year. Distributions also may include returns of capital.

To maintain RIC tax treatment, we must, among other things, distribute, with respect to each taxable year, at least 90% of our investment company net taxable income (i.e., our net ordinary income and our realized net short-term capital gains in excess of realized net long-term capital losses, if any). As a RIC, we are also subject to a federal excise tax, based on distributive requirements of our taxable income on a calendar year basis (e.g., calendar year 2011). We anticipate timely distribution of our taxable income within the tax rules; however, we incurred a de minimis U.S. federal excise tax for calendar years 2008, 2009 and 2010. We intend to distribute to our stockholders between 90% and 100% of our annual taxable income (which includes our taxable interest and fee income). However, we are partially dependent on our SBIC subsidiary for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiary may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to enable us to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiary to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. Also, the covenants under the Wells Fargo facility could, under certain circumstances, restrict Fifth Street Funding, LLC from making distributions to us and, as a result, hinder our ability to satisfy the distribution requirement. Similarly, the covenants contained in the ING facility may prohibit us from making distributions to our stockholders, and, as a result, could hinder our ability to satisfy the distribution requirement. In addition, we may retain for investment some or all of our net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, our stockholders will be treated as if they received actual distributions of the capital gains we retained and then reinvested the net after-tax proceeds in our common stock. Our stockholders also may be eligible to claim tax credits (or, in certain circumstances, tax refunds) equal to their allocable share of the tax we paid on the capital gains deemed distributed to them. To the extent our taxable earnings for a fiscal taxable year fall below the total amount of our dividends for that fiscal year, a portion of those dividend distributions may be deemed a return of capital to our stockholders.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage test for borrowings applicable to us as a business development company under the 1940 Act and due to provisions in our credit facilities. If we do not distribute a certain percentage of our taxable income annually, we will suffer adverse tax consequences, including possible loss of our status as a RIC. We cannot assure stockholders that they will receive any distributions or distributions at a particular level.

Pursuant to a recent revenue procedure (Revenue Procedure 2010-12), or the Revenue Procedure, issued by the Internal Revenue Service, or IRS, the IRS has indicated that it will treat distributions from certain publicly traded RICs (including BDCs) that are paid part in cash and part in stock as dividends that would satisfy the RIC’s annual distribution requirements and qualify for the dividends paid deduction for federal income tax purposes. In order to qualify for such treatment, the Revenue Procedure requires that at least 10% of the total distribution be payable in cash and that each stockholder have a right to elect to receive its entire distribution in cash. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a proportionate share of the cash to be distributed (although no stockholder electing to receive cash may receive less than 10% of such stockholder’s distribution in cash). This Revenue Procedure applies to distributions declared on or before December 31, 2012 with respect to taxable years ending on or before December 31, 2011. We have no current intention of paying dividends in shares of our stock.

Related Party Transactions

We have entered into an investment advisory agreement with Fifth Street Management LLC, our investment adviser. Fifth Street Management is controlled by Leonard M. Tannenbaum, its managing member and the chairman of our Board of Directors and our chief executive officer. Pursuant to the investment advisory agreement, fees payable to our investment adviser will be equal to (a) a base management fee of 2.0% of the value of our gross assets, which includes any borrowings for investment purposes and excludes cash and cash equivalents, and (b) an incentive fee based on our performance. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

The investment advisory agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. During the years ended September 30, 2011, 2010 and 2009, we have paid our investment adviser $36.5 million, $20.0 million and $13.7 million, respectively, under the investment advisory agreement.

Pursuant to the administration agreement with FSC, Inc., which is controlled by Mr. Tannenbaum, FSC, Inc. will furnish us with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, FSC, Inc. will assist us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We will pay FSC, Inc. our allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer and chief compliance officer and their respective staffs. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer. Although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. The administration agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. We have paid FSC, Inc. $2.9 million, $2.0 million and $1.3 million for the fiscal years ended September 30, 2011, September 30, 2010 and September 30, 2009, respectively, under the administration agreement.

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we will have a right to use the “Fifth Street” name, for so long as Fifth Street Management LLC or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name. Fifth Street Capital LLC is controlled by Mr. Tannenbaum, its managing member.

Recent Developments

In October 2011, we repurchased $10.5 million principal of our Convertible Notes in the open market for an aggregate purchase price of $8.9 million and surrendered these Convertible Notes to the Trustee for cancellation.

On November 1, 2011, CD OPCO LLC (dba Nicos Polymers & Grinding, Inc.) was merged into Coll Materials Group LLC. After the merger, the owners of CD OPCO LLC hold 50% of Coll Materials Group LLC, and we hold 23.25% of Coll Materials Group LLC. Our first lien revolver and term loan were consolidated into a $13.7 million second lien term loan with a scheduled maturity of three years that bears monthly cash interest at a rate of 12.0% per annum.

On August 23, 2011, Premier Trailer Leasing, Inc. filed for Chapter 11 bankruptcy protection in Delaware. We objected to a debtor-proposed plan of reorganization, and presented our evidence in support of a competing valuation in the court. On November 10, 2011, a bankruptcy court judge confirmed a plan of reorganization for Premier Trailer Leasing, Inc. which provided no recovery for us.

On November 10, 2011, our Board of Directors declared the following monthly dividends:

•	$0.0958 per share, payable on January 31, 2012 to stockholders of record on January 13, 2012;

•	$0.0958 per share, payable on February 29, 2012 to stockholders of record on February 15, 2012; and

•	$0.0958 per share, payable on March 30, 2012 to stockholders of record on March 15, 2012.

On November 14, 2011, we received a cash payment of $21.6 million from IZI Medical Products, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par, and the amount received included an exit fee of $0.8 million and a prepayment fee of $0.6 million. We also received a cash payment of $1.1 million in return for our 453,755 preferred units of IZI Holdings, LLC, which were granted to us as part of the original investment funding on March 31, 2009.

On November 28, 2011, we transferred the listing of our common stock from the New York Stock Exchange to the NASDAQ Global Select Market, where it continues to trade under the symbol “FSC.”

On November 29, 2011, we amended the ING facility credit agreement to ensure that, based on our estimate of taxable income for the fiscal year ended September 30, 2011, we would remain in compliance with the annual distribution limit provision when we finalize our taxable income amount upon the filing of our tax return in June 2012.

On November 30, 2011, we amended the Wells Fargo facility to reduce the interest rate from LIBOR plus 3.0% per annum, with no LIBOR floor, to LIBOR plus 2.75% per annum, with no LIBOR floor.

Recently Issued Accounting Standards

See Note 2 to the Consolidated Financial Statements for a description of recent accounting pronouncements, including the expected dates of adoption and the anticipated impact on the Consolidated Financial Statements.

Quantitative and Qualitative Disclosures about Market Risk

We are subject to financial market risks, including changes in interest rates. Changes in interest rates may affect both our cost of funding and our interest income from portfolio investments, cash and cash equivalents and idle funds investments. Our risk management systems and procedures are designed to identify and analyze our risk, to set appropriate policies and limits and to continually monitor these risks and limits by means of reliable administrative and information systems and other policies and programs. Our investment income will be affected by changes in various interest rates, including LIBOR and prime rates, to the extent our debt investments include floating interest rates. In addition, our investments are carried at fair value as determined in good faith by our Board of Directors in accordance with the 1940 Act. Our valuation methodology utilizes discount rates in part in valuing our investments, and changes in those discount rates may have an impact on the valuation of our investments.

As of September 30, 2011, 67.3% of our debt investment portfolio (at fair value) and 64.1% of our debt investment portfolio (at cost) bore interest at floating rates. The composition of our floating rate debt investments by cash interest rate floor (excluding PIK) as of September 30, 2011 and September 30, 2010 was as follows:

	September 30, 2011		September 30, 2010
	Fair Value (thousands)	% of Floating Rate Portfolio	Fair Value (thousands)	% of Floating Rate Portfolio
Under 1%	$125,453	16.96%	$10,648	5.82%
1% to under 2%	261,878	35.40%	—	0.00%
2% to under 3%	168,928	22.83%	36,950	20.19%
3% to under 4%	176,976	23.92%	125,254	68.45%
4% to under 5%	757	0.10%	1,247	0.68%
5% and over	5,843	0.79%	8,897	4.86%

Total	$739,835	100.00%	$182,996	100.00%

Based on our Consolidated Statement of Assets and Liabilities as of September 30, 2011, the following table shows the approximate increase (decrease) in components of net assets resulting from operations of hypothetical base rate changes in interest rates, assuming no changes in our investment and capital structure.

Basis point increase(1)	Interest income (thousands)	Interest expense (thousands)	Net increase (decrease) (thousands)
100	$1,000	$2,000	$(1,000)
200	4,000	4,000	—
300	10,000	5,000	5,000
400	18,000	7,000	11,000
500	25,000	9,000	16,000

(1)	A hypothetical decline in interest rates would not have a material impact on our financial statements.

We regularly measure exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on this review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates. The following table shows a comparison of the interest rate base for our interest-bearing cash and outstanding investments, at principal, and our outstanding borrowings as of September 30, 2011 and September 30, 2010:

	September 30, 2011		September 30, 2010
	Interest Bearing Cash and Investments (thousands)	Borrowings (thousands)	Interest Bearing Cash and Investments (thousands)	Borrowings (thousands)
Money market rate	$67,644	$—	$76,765	$—
Prime rate	38,890	53,000	—	—
LIBOR
30 day	51,368	125,024	—	—
90 day	654,932	—	188,884	—
Fixed rate	418,981	285,000	417,197	73,000

Total	$1,231,815	$463,024	$682,846	$73,000

On August 16, 2010, we entered into an interest rate swap agreement that expired on August 15, 2013, for a total notional amount of $100 million, for the purposes of hedging the interest rate risk related to the Wells facility and the ING facility. Under the interest rate swap agreement, we paid a fixed interest rate of 0.99% and received a floating rate based on the prevailing one-month LIBOR. In August 2011, we terminated our interest rate swap agreement and realized a loss of $1.3 million, which included a reclassification of $0.8 million of prior unrealized depreciation. As of September 30, 2011, we were no longer party to any interest rate swap agreements.

SENIOR SECURITIES

(dollar amounts in thousands, except per share data)

Information about our senior securities (including debt securities and other indebtedness) is shown in the following tables as of the fiscal year ended September 30, 2011. We had no senior securities outstanding as of September 30 of any prior fiscal years. The report of our independent registered public accounting firm, PricewaterhouseCoopers LLP, on the senior securities table as of September 30, 2011, is attached as an exhibit to the registration statement of which this prospectus is a part. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
ING Facility
Fiscal 2011	$133,500	$3,328	$—	N/A
Well Fargo Facility
Fiscal 2011	$39,524	$3,328	$—	N/A
Sumitomo Facility
Fiscal 2011	$5,000	$3,328	$—	N/A
Convertible Notes
Fiscal 2011	$135,000	$3,328	$—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit.”

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	This column is not applicable.

BUSINESS

General

We are a specialty finance company that lends to and invests in small and mid-sized companies, primarily in connection with investments by private equity sponsors. We define small and mid-sized companies as those with annual revenues between $25 million and $250 million. Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. We are externally managed and advised by Fifth Street Management LLC, which we also refer to as our “investment adviser”.

As of September 30, 2011, we had originated $1.38 billion of funded debt and equity investments and our portfolio totaled $1.1 billion at fair value and was comprised of 65 investments, 59 of which were in operating companies and six of which were in private equity funds. The six investments in private equity funds represented less than 1% of the fair value of our assets at September 30, 2011. The 55 debt investments in our portfolio as of September 30, 2011 had a weighted average debt to EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) multiple of 3.6x calculated at the time of origination of the investment. The weighted average annual yield of our debt investments as of September 30, 2011 was approximately 12.4%, of which 11.1% represented cash payments and 1.3% represented payment-in-kind, or PIK, interest and other non-cash items.

Our investments generally range in size from $5 million to $75 million and are principally in the form of first and second lien debt investments, which may also include an equity component. We are currently focusing our origination efforts on a prudent mix of first lien, second lien and subordinated loans which we believe will provide superior risk-adjusted returns while maintaining solid credit quality. As of September 30, 2011, 90.9% of our portfolio at fair value consisted of debt investments that were secured by first or second priority liens on the assets of our portfolio companies. Moreover, we held equity investments consisting of common stock, preferred stock or other equity interests in 27 out of our 65 portfolio companies as of September 30, 2011.

Fifth Street Mezzanine Partners III, L.P., our predecessor fund, commenced operations as a private partnership on February 15, 2007. Effective as of January 2, 2008, Fifth Street Mezzanine Partners III, L.P. merged with and into us. We were formed in late 2007 for the purpose of acquiring Fifth Street Mezzanine Partners III, L.P. and continuing its business as a public entity. We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, or the 1940 Act.

As a business development company, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to, finance our investments through borrowings. However, as a business development company, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing. We are currently targeting a debt to equity ratio of 0.6x. See “Regulation — Business Development Company Regulations.”

We have also elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code, or the Code. See “Material U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.” As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders if we meet certain source-of-income, distribution and asset diversification requirements.

In addition, we maintain a wholly-owned subsidiary that is licensed as a small business investment company, or SBIC, and regulated by the Small Business Administration, or the SBA. See “Regulation — Small Business Investment Company Regulations.” The SBIC license allows us, through our wholly-owned subsidiary, to issue SBA-guaranteed debentures. We have received exemptive relief from the Securities and Exchange Commission, or SEC, to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage ratio we are required to maintain under the 1940 Act. Pursuant to the 200% asset coverage ratio limitation, we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us. For example, as of September 30, 2011, we had approximately $1.0 billion in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us, which would permit us to borrow up to approximately $1.0 billion, notwithstanding other limitations on our borrowings pursuant to our credit facilities.

As a result of our receipt of an exemption from the SEC for our SBA debt, we have increased capacity to fund up to $150 million (the maximum amount of SBA-guaranteed debentures an SBIC may currently have outstanding once certain conditions have been met) of investments with SBA-guaranteed debentures in addition to being able to fund investments with borrowings up to the maximum amount of debt that the 200% asset coverage ratio limitation would allow us to incur. As a result, we, in effect, are permitted to have a lower asset coverage ratio than the 200% asset coverage ratio limitation under the 1940 Act and, therefore, we can have more debt outstanding than assets to cover such debt. For example, we are able to borrow up to $150 million more than the approximately $1.0 billion permitted under the 200% asset coverage ratio limit as of September 30, 2011. For additional information on SBA regulations that affect our access to SBA-guaranteed debentures, see “Risk Factors — Risks Relating to Our Business and Structure — Our SBIC subsidiary’s investment adviser has no prior experience managing an SBIC and any failure to comply with SBA regulations, resulting from our SBIC subsidiary’s investment adviser’s lack of experience or otherwise, could have a material adverse effect on our operations.”

On May 27, 2011, we received a letter from the Investment Division of the SBA that invited us to continue moving forward with our application to obtain an SBIC license for another one of our wholly-owned subsidiaries. Although our application for this license is subject to the SBA’s approval, we remain cautiously optimistic that we will complete the licensing process. However, there can be no assurance that the SBA will approve the issuance of an SBIC license to another one of our wholly-owned subsidiaries. If we are able to successfully obtain such an additional SBIC license, we would have similar relief from the 200% asset coverage ratio limitation as described above with respect to the SBIC debt securities issued by such SBIC subsidiary.

The Investment Adviser

Our investment adviser is affiliated with Fifth Street Capital LLC, a private investment firm founded and managed by Leonard M. Tannenbaum who has led the investment of over $1.7 billion in small and mid-sized companies, including the investments made by us, since 1998. Mr. Tannenbaum and his respective private investment firms have originated over 100 investment transactions. The other investment funds managed by these private investment firms generally are fully committed and, other than follow-on investments in existing portfolio companies, are no longer making investments.

We benefit from our investment adviser’s ability to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate investments and manage a diversified portfolio of those investments. The principals of our investment adviser have broad investment backgrounds, with prior experience at investment funds, investment banks and other financial services companies and have developed a broad network of contacts within the private equity community. This network of contacts provides our principal source of investment opportunities.

The key principals and members of senior management of our investment adviser are Mr. Tannenbaum, our chief executive officer and our investment adviser’s managing partner, Bernard D. Berman, our president, chief compliance officer and secretary and a partner of our investment adviser, Ivelin M. Dimitrov, our chief investment officer and a partner of our investment adviser, Juan E. Alva, a partner of our investment adviser, Casey J. Zmijeski, a partner of our investment adviser and Alexander C. Frank, our chief financial officer.

Business Strategy

Our investment objective is to maximize our portfolio’s total return by generating current income from our debt investments and capital appreciation from our equity investments. We have adopted the following business strategy to achieve our investment objective:

•

Capitalize on our investment adviser’s strong relationships with private equity sponsors.    Our investment adviser has developed an extensive network of relationships with private equity sponsors that invest in small and mid-sized companies. We believe that the strength of these relationships is due to a common investment philosophy, a consistent market focus, a rigorous approach to diligence and a reputation for delivering on commitments. In addition to being our principal source of originations, we believe that private equity sponsors provide significant benefits including incremental due diligence, additional monitoring capabilities and a potential source of capital and operational expertise for our portfolio companies.

•

Focus on established small and mid-sized companies.    We believe that there are fewer finance companies focused on transactions involving small and mid-sized companies than larger companies, and that this is one factor that allows us to negotiate favorable investment terms. Such favorable terms include higher debt yields and lower leverage levels, more significant covenant protection and greater equity grants than typical of transactions involving larger companies. We generally invest in companies with established market positions, seasoned management teams, proven products and services and strong regional or national operations. We believe that these companies possess better risk-adjusted return profiles than newer companies that are in the early stages of building management teams and/or a revenue base.

•

Continue our growth of direct originations.    Over the last several years, the principals of our investment adviser have developed an origination strategy that allows us to directly originate a significant portion of our investments. We believe that the benefits of direct originations include, among other things, our ability to control the structuring of investment protections and to generate origination and exit fees.

•

Employ disciplined underwriting policies and rigorous portfolio management.    Our investment adviser has developed an extensive underwriting process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In addition, we perform substantial diligence on potential investments, and seek to invest along side private equity sponsors who have proven capabilities in building value. As part of the monitoring process, our investment adviser will analyze monthly and quarterly financial statements versus the previous periods and year, review financial projections, meet with management, attend board meetings and review all compliance certificates and covenants.

•

Structure our debt investments to minimize risk of loss and achieve attractive risk-adjusted returns.    We structure our debt investments on a conservative basis with high cash yields, cash origination fees, low leverage levels and strong investment protections. As of September 30, 2011, the weighted average annualized yield of our debt investments was approximately 12.4%, which includes a cash component of 11.1%. Our debt investments have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe these protections, coupled with the other features of our investments described above, should allow us to reduce our risk of capital loss and achieve attractive risk adjusted returns; however, there can be no assurance that we will be able to successfully structure our investments to minimize risk of loss and achieve attractive risk-adjusted returns.

•

Benefit from lower, fixed, long-term cost of capital.    The SBIC license held by our wholly-owned subsidiary allows it to issue SBA-guaranteed debentures. SBA-guaranteed debentures carry long-term fixed rates that are generally lower than rates on comparable bank and other debt. Because lower cost SBA leverage is a significant part of our capital base, our relative cost of debt capital may be lower than many of our competitors. In addition, the SBIC leverage represents a stable, long-term component of our capital structure that should permit the proper matching of duration and cost compared to our portfolio investments. We are currently seeking to obtain an SBIC license for another one of our wholly-owned subsidiaries that would allow us to issue up to an additional $75 million of SBA-guaranteed debt.

•

Leverage the skills and experience of our investment adviser.    The principals of our investment adviser have broad investment backgrounds, with prior experience at private investment funds, investment banks and other financial services companies and they also have experience managing distressed companies. We believe that our investment adviser’s expertise in valuing, structuring, negotiating and closing transactions provides us with a competitive advantage by allowing us to provide financing solutions that meet the needs of our portfolio companies while adhering to our underwriting standards.

Investment Criteria

The principals of our investment adviser have identified the following investment criteria and guidelines for use in evaluating prospective portfolio companies and they use these criteria and guidelines in evaluating investment opportunities for us. However, not all of these criteria and guidelines were, or will be, met in connection with each of our investments.

•

Established companies with a history of positive operating cash flow.    We seek to invest in established companies with sound historical financial performance. We typically focus on companies with a history of profitability on an operating cash flow basis. We do not intend to invest in start-up companies or companies with speculative business plans.

•

Ability to exert meaningful influence.    We target investment opportunities in which we will be the lead/sole investor in our tranche and in which we can add value through active participation in the direction of the company, often through advisory positions.

•

Private equity sponsorship.    We generally seek to invest in companies in connection with private equity sponsors who have proven capabilities in building value. We believe that a private equity sponsor can serve as a committed partner and advisor that will actively work with the company and its management team to meet company goals and create value. We assess a private equity sponsor’s commitment to a portfolio company by, among other things, the capital contribution it has made or will make in the portfolio company.

•

Seasoned management team.    We generally will require that our portfolio companies have a seasoned management team, with strong corporate governance. We also seek to invest in companies that have proper incentives in place, including having significant equity interests, to motivate management to act in accordance with our interests.

•	Defensible and sustainable business. We seek to invest in companies with proven products and/or services and strong regional or national operations.

•

Exit strategy.    We generally seek to invest in companies that we believe possess attributes that will provide us with the ability to exit our investments. We expect to exit our investments typically through one of three scenarios: (i) the sale of the company resulting in repayment of all outstanding debt, (ii) the recapitalization of the company through which our loan is replaced with debt or equity from a third party or parties or (iii) the repayment of the initial or remaining principal amount of our loan then outstanding at maturity. In some investments, there may be scheduled amortization of some portion of our loan which would result in a partial exit of our investment prior to the maturity of the loan.

Deal Origination

Our deal originating efforts are focused on building relationships with private equity sponsors that are focused on investing in the small and mid-sized companies that we target. We divide the country geographically into Eastern, Central and Western regions and emphasize active, consistent sponsor coverage. The investment professionals of our investment adviser have developed an extensive network of relationships with these private equity sponsors. We estimate that there are approximately 1,300 of such private equity firms and our investment adviser has active relationships with approximately 250 of them. An active relationship is one through which our investment adviser has received at least one investment opportunity from the private equity sponsor within the last year.

Our investment adviser reviewed over 800 potential investment transactions with private equity sponsors for the year ended September 30, 2011. A significant portion of the investment transactions that we have completed to date were originated through our investment adviser’s relationships with private equity sponsors. We believe that our investment adviser has a reputation as a reliable, responsive and efficient source of funding to support private equity investments. We believe that this reputation and the relationships of our investment adviser with private equity sponsors will provide us with significant investment opportunities.

Our origination process is designed to efficiently evaluate a large number of opportunities and to identify the most attractive of such opportunities. A significant number of opportunities that clearly do not fit our investment criteria are screened by the partners of our investment adviser when they are initially identified. If an originator believes that an opportunity fits our investment criteria and merits consideration, the investment is presented to our investment adviser’s Investment Committee. This is the first stage of our origination process, the “Review” stage.

During this stage, the originator gives a preliminary description of the opportunity. This is followed by preliminary due diligence, from which an investment summary is created. The opportunity may be discussed several times by the full Investment Committee of our investment adviser, or subsets of that Committee. At any point in this stage, we may reject the opportunity, and, indeed, we have historically decided not to proceed with more than 80% of the investment opportunities reviewed by our investment adviser’s Investment Committee.

For the subset of opportunities that we decide to pursue, we issue preliminary term sheets and classify them in the “Term Sheet Issued” stage. This term sheet serves as a basis for negotiating the critical terms of a transaction. At this stage we begin our underwriting and investment approval process, as more fully described below. After the term sheet for a potential transaction has been fully negotiated, the transaction is presented to our investment adviser’s Investment Committee for approval. If the deal is approved, the term sheet is signed. Approximately half of the term sheets we issue result in an executed term sheet. Our underwriting and investment approval process is ongoing during this stage, during which we begin documentation of the loan. The final stage, “Closings,” culminates with the funding of an investment only after all due diligence is satisfactorily completed and all closing conditions, including the sponsor’s funding of its investment in the portfolio company, have been satisfied.

Underwriting

Underwriting Process and Investment Approval

We make our investment decisions only after consideration of a number of factors regarding the potential investment including, but not limited to: (i) historical and projected financial performance; (ii) company and industry specific characteristics, such as strengths, weaknesses, opportunities and threats; (iii) composition and experience of the management team; and (iv) track record of the private equity sponsor leading the transaction. Our investment adviser uses a proprietary scoring system that evaluates each opportunity. This methodology is employed to screen a high volume of potential investment opportunities on a consistent basis.

If an investment is deemed appropriate to pursue, a more detailed and rigorous evaluation is made along a variety of investment parameters, not all of which may be relevant or considered in evaluating a potential investment opportunity. The following outlines the general parameters and areas of evaluation and due diligence for investment decisions, although not all will necessarily be considered or given equal weighting in the evaluation process.

Management assessment

Our investment adviser makes an in-depth assessment of the management team, including evaluation along several key metrics:

•	The number of years in their current positions;

•	Track record;

•	Industry experience;

•	Management incentive, including the level of direct investment in the enterprise;

•	Background investigations; and

•	Completeness of the management team (lack of positions that need to be filled).

Industry dynamics

An evaluation of the industry is undertaken by our investment adviser that considers several factors. If considered appropriate, industry experts will be consulted or retained. The following factors are analyzed by our investment adviser:

•	Sensitivity to economic cycles;

•	Competitive environment, including number of competitors, threat of new entrants or substitutes;

•	Fragmentation and relative market share of industry leaders;

•	Growth potential; and

•	Regulatory and legal environment.

Business model and financial assessment

Prior to making an investment decision, our investment adviser will undertake a review and analysis of the financial and strategic plans for the potential investment. There is significant evaluation of and reliance upon the due diligence performed by the private equity sponsor and third party experts including accountants and consultants. Areas of evaluation include:

•	Historical and projected financial performance;

•	Quality of earnings, including source and predictability of cash flows;

•	Customer and vendor interviews and assessments;

•	Potential exit scenarios, including probability of a liquidity event;

•	Internal controls and accounting systems; and

•	Assets, liabilities and contingent liabilities.

Private equity sponsor

Among the most critical due diligence investigations is the evaluation of the private equity sponsor making the investment. A private equity sponsor is typically the controlling shareholder upon completion of an investment and as such is considered critical to the success of the investment. The private equity sponsor is evaluated along several key criteria, including:

•	Investment track record;

•	Industry experience;

•	Capacity and willingness to provide additional financial support to the company through additional capital contributions, if necessary; and

•	Reference checks.

Investments

We target debt investments that will yield meaningful current income and provide the opportunity for capital appreciation through equity securities. We typically structure our debt investments with the maximum seniority and collateral that we can reasonably obtain while seeking to achieve our total return target. In most cases, our debt investment will be collateralized by a first or second lien on the assets of the portfolio company. As of September 30, 2011, 90.9% of our portfolio at fair value consisted of debt investments that were secured by first or second priority liens on the assets of the portfolio company.

Debt Investments

We tailor the terms of our debt investments to the facts and circumstances of the transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. A substantial source of return is monthly cash interest that we collect on our debt investments. As of September 30, 2011, we directly originated a majority of our debt investments. We are currently focusing our origination efforts on a prudent mix of first lien, second lien and subordinated loans which we believe will provide superior risk-adjusted returns while maintaining solid credit quality.

•

First Lien Loans.    Our first lien loans generally have terms of four to six years, provide for a variable or fixed interest rate, contain prepayment penalties and are secured by a first priority security interest in all existing and future assets of the borrower. Our first lien loans may take many forms, including revolving lines of credit, term loans and acquisition lines of credit.

•

Second Lien Loans.    Our second lien loans generally have terms of four to six years, primarily provide for a fixed interest rate, contain prepayment penalties and are secured by a second priority security interest in all existing and future assets of the borrower. Our second lien loans often include payment-in-kind, or PIK, interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity.

•

Unsecured Loans.    Our unsecured investments generally have terms of five to six years and provide for a fixed interest rate. We may make unsecured investments on a stand-alone basis, or in connection with a senior secured loan, a junior secured loan or a “one-stop” financing. Our unsecured investments may include payment-in-kind, or PIK, interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity, and an equity component, such as warrants to purchase common stock in the portfolio company.

We typically structure our debt investments to include covenants that seek to minimize our risk of capital loss. Our debt investments have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. Our debt investments also have substantial prepayment penalties designed to extend the life of the average loan, which we believe will help to grow our portfolio.

Equity Investments

When we make a debt investment, we may be granted equity in the company in the same class of security as the sponsor receives upon funding. In addition, we may from time to time make non-control, equity co-investments in connection with private equity sponsors. We generally seek to structure our equity investments, such as direct equity co-investments, to provide us with minority rights provisions and event-driven put rights. We also seek to obtain limited registration rights in connection with these investments, which may include “piggyback” registration rights.

Private Equity Fund Investments

We make investments in the private equity funds of certain of our equity sponsors. In general, we make these investments where we have a long term relationship and are comfortable with the sponsor’s business model and investment strategy. As of September 30, 2011, we had investments in six private equity funds, which represented less than 1% of the fair value of our assets as of such date.

Portfolio Management

Active Involvement in our Portfolio Companies

As a business development company, we are obligated to offer to provide managerial assistance to our portfolio companies and to provide it if requested. In fact, we provide managerial assistance to our portfolio companies as a general practice and we seek investments where such assistance is appropriate. We monitor the financial trends of each portfolio company to assess the appropriate course of action for each company and to evaluate overall portfolio quality. We have several methods of evaluating and monitoring the performance of our investments, including but not limited to, the following:

•	review of monthly and quarterly financial statements and financial projections for portfolio companies;

•	periodic and regular contact with portfolio company management to discuss financial position requirements and accomplishments;

•	attendance at board meetings;

•	periodic formal update interviews with portfolio company management and, if appropriate, the private equity sponsor; and

•	assessment of business development success, including product development, profitability and the portfolio company’s overall adherence to its business plan.

Rating Criteria

In addition to various risk management and monitoring tools, we use an investment rating system to characterize and monitor the credit profile and our expected level of returns on each investment in our portfolio. We use a five-level numeric rating scale. The following is a description of the conditions associated with each investment rating:

•	Investment Rating 1 is used for investments that are performing above expectations and/or a capital gain is expected.

•

Investment Rating 2 is used for investments that are performing substantially within our expectations, and whose risks remain neutral or favorable compared to the potential risk at the time of the original investment. All new loans are initially rated 2.

•

Investment Rating 3 is used for investments that are performing below our expectations and that require closer monitoring, but where we expect no loss of investment return (interest and/or dividends) or principal. Companies with a rating of 3 may be out of compliance with financial covenants.

•

Investment Rating 4 is used for investments that are performing below our expectations and for which risk has increased materially since the original investment. We expect some loss of investment return, but no loss of principal.

•

Investment Rating 5 is used for investments that are performing substantially below our expectations and whose risks have increased substantially since the original investment. Investments with a rating of 5 are those for which some loss of principal is expected.

In the event that we determine that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, we will undertake more aggressive monitoring of the effected portfolio company. While our investment rating system identifies the relative risk for each investment, the rating alone does not dictate the scope and/or frequency of any monitoring that we perform. The frequency of our monitoring of an investment is determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing our investment, if any.

The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of September 30, 2011:

Investment Rating	Fair Value (thousands)	% of Portfolio
1	$81,335	7.26%
2	1,021,990	91.26%
3	8,660	0.77%
4	—	0.00%
5	7,852	0.71%

Total	$1,119,837	100.00%

Valuation of Portfolio Investments and Net Asset Value Determinations

As a business development company, we generally invest in illiquid securities including debt and equity investments of small and mid-sized companies. All of our investments are recorded at fair value as determined in good faith by our Board of Directors.

Authoritative accounting guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

In accordance with authoritative accounting guidance, we perform detailed valuations of our debt and equity investments on an individual basis, using market, income, and bond yield approaches as appropriate. In general, we utilize a bond yield method for the majority of our investments, as long as it is appropriate. If, in our judgment, the bond yield approach is not appropriate, we may use the market approach, or, in certain cases, an alternative methodology potentially including an asset liquidation or expected recovery model.

Under the market approach, we estimate the enterprise value of the portfolio companies in which we invest. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, we analyze various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA, cash flows, net income, revenues, or in limited cases, book value. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, we generally prepare and analyze discounted cash flow models based on projections of the future free cash flows of the business.

Under the bond yield approach, we use bond yield models to determine the present value of the future cash flow streams of our debt investments. We review various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assess the information in the valuation process.

Our Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by our finance department;

•	Preliminary valuations are then reviewed and discussed with the principals of the investment adviser;

•	Separately, independent valuation firms engaged by our Board of Directors prepare preliminary valuations on a selected basis and submit the reports to us;

•	Our finance department compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;

•	Our finance department prepares a valuation report for the Valuation Committee of our Board of Directors;

•	The Valuation Committee of our Board of Directors is apprised of the preliminary valuations of the independent valuation firms;

•

The Valuation Committee of our Board of Directors reviews the preliminary valuations, and our finance department responds and supplements the preliminary valuations to reflect any comments provided by the Valuation Committee;

•	The Valuation Committee of our Board of Directors makes a recommendation to the Board of Directors regarding the fair value of the investments in our portfolio; and

•	Our Board of Directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith.

The fair value of all of our investments at September 30, 2011 and September 30, 2010 was determined by our Board of Directors. Our Board of Directors is solely responsible for the valuation of our portfolio investments at fair value as determined in good faith pursuant to our valuation policy and a consistently applied valuation process.

Our Board of Directors has authorized the engagement of independent valuation firms to provide us with valuation assistance. Upon completion of their process each quarter, the independent valuation firms provide us with a written report regarding the preliminary valuations of selected portfolio securities as of the close of such quarter. We will continue to engage independent valuation firms to provide us with assistance regarding our determination of the fair value of selected portfolio securities each quarter; however, our Board of Directors is ultimately and solely responsible for determining the fair value of our investments in good faith.

The percentages of our portfolio at fair value for which independent valuation firms provided us with valuation assistance by period were as follows:

	Percentage of Portfolio at Fair Value
For the quarter ended December 31, 2007	91.9%
For the quarter ended March 31, 2008	92.1%
For the quarter ended June 30, 2008	91.7%
For the quarter ended September 30, 2008	92.8%
For the quarter ended December 31, 2008	100.0%
For the quarter ended March 31, 2009	88.7	%(1)
For the quarter ended June 30, 2009	92.1%
For the quarter ended September 30, 2009	28.1%
For the quarter ended December 31, 2009	17.2	%(2)
For the quarter ended March 31, 2010	26.9%
For the quarter ended June 30, 2010	53.1%
For the quarter ended September 30, 2010	61.8%
For the quarter ended December 31, 2010	73.9%
For the quarter ended March 31, 2011	82.0%
For the quarter ended June 30, 2011	82.9%
For the quarter ended September 30, 2011	91.2%

(1)	96.0% excluding our investment in IZI Medical Products, Inc., which closed on June 30, 2009 and therefore was not valued by an independent valuation firm during such period

(2)	24.8% excluding four investments that closed in December 2009 and therefore were not part of the independent valuation process

We intend to have independent valuation firms provide us with valuation assistance on a portion of our portfolio on a quarterly basis and a substantial portion of our portfolio on an annual basis.

Determination of fair values involves subjective judgments and estimates. The notes to our financial statements refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Quarterly Net Asset Value Determination

We determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share of our common stock is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding.

Determinations in Connection with Certain Offerings

In connection with certain offerings of shares of our common stock, our board of directors or one of its committees will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value per share of our common stock at the time at which the sale is made. Our board of directors or the applicable committee will consider the following factors, among others, in making such determination:

•	the net asset value per share of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value per share of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value per share of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the net asset value per share of our common stock most recently disclosed by us and our management’s assessment of any material change in the net asset value per share of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

This determination will not require that we calculate the net asset value per share of our common stock in connection with such offerings of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value per share of our common stock at the time at which the sale is made.

Competition

We compete for investments with a number of business development companies and investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we are able to be competitive with these entities primarily on the basis of the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, the investment terms we offer, and our willingness to make smaller investments.

We believe that some of our competitors make loans with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete solely on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Relating to Our Business and Structure — We may face increasing competition for investment opportunities, which could reduce returns and result in losses.”

Employees

We do not have any employees. Our day-to-day investment operations are managed by our investment adviser. See “Investment Advisory Agreement.” Our investment adviser employs a total of 21 investment professionals, including its principals. In addition, we reimburse our administrator, FSC, Inc., for the allocable portion of overhead and other expenses incurred by it in performing its obligations under an administration agreement, including the compensation of our chief financial officer and chief compliance officer, and their staff. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer, Bernard D. Berman, given his compensation arrangement with our investment adviser. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. For a more detailed discussion of the administration agreement, see “Administration Agreement.”

Properties

We do not own any real estate or other physical properties materially important to our operation; however, we lease office space for our executive office at 10 Bank Street, 12th Floor, White Plains, NY 10606. Our investment adviser also maintains additional office space at 500 W. Putnam Ave., Suite 400, Greenwich, CT 06830. We believe that our current office facilities are adequate for our business as we intend to conduct it.

Legal Proceedings

Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise, we are currently not a party to any pending material legal proceedings.

PORTFOLIO COMPANIES

The following table sets forth certain information as of September 30, 2011, for each portfolio company in which we had a debt or equity investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance ancillary to our investments and the board observation or participation rights we may receive.

Name and Address of Portfolio Company	Principal Business	Titles of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment

Lighting by Gregory, LLC
158 Bowery New York, NY 10012	Housewares and specialties	First Lien Term Loan A, 9.75% due 2/28/2013		$4,365,533	$3,996,187	$2,525,775
		First Lien Term Loan B, 14.5% due 2/28/2013		—	—	—
		First Lien Bridge Loan, 8% due 10/15/2010		112,500	112,500	—
		97.38% membership interest	97.4%		1,210,000	—
					5,318,687	2,525,775
Nicos Polymers & Grinding Inc.
21 East 40th Street New York, NY 10016	Environmental & facilities services	First Lien Term Loan, 8% due 12/4/2017		5,347,052	5,279,675	5,189,576
		First Lien Revolver, 8% due 12/4/2017		1,500,000	1,500,000	1,550,714
		50% Membership interest in CD Holdco, LLC	50.0%		1,627,500	5,233,953
					8,407,175	11,974,243
O’Currance, Inc.
1785 South, 4130 West Salt Lake City, UT 84104	Data processing & outsourced services	First Lien Term Loan A, 16.875% due 3/21/2012		11,414,352	11,254,339	3,172,914
		First Lien Term Loan B, 16.875% due 3/21/2012		1,164,360	1,139,796	323,664
		1.75% Preferred Membership Interest in O’Currance Holding Co., LLC			130,413	—
		3.3% Membership Interest in O’Currance Holding Co., LLC	5.1%		250,000	—
					12,774,548	3,496,578
Caregiver Services, Inc.
10541 NW 17th Avenue Miami, FL 33122	Healthcare Services	Second Lien Term Loan A, LIBOR+6.85% (12% floor) due 2/25/2013		5,711,786	5,526,478	5,843,375
		Second Lien Term Loan B, 16.5% due 2/25/2013		15,160,588	14,800,980	15,066,759
		1,080,399 shares of Series A Preferred Stock	3.3%		1,080,398	1,490,040
					21,407,856	22,400,174
Repechage Investments Limited
50 Congress Street, Suite 900 Boston, MA 02109	Restaurants	First Lien Term Loan, 15.5% due 10/16/2011		3,557,856	3,412,404	1,829,094
		7,500 shares of Series A Preferred Stock of Elephant & Castle, Inc.	4.3%		750,000	—
					4,162,404	1,829,094
Traffic Control & Safety Corporation
815 Waiakamilo Road, # C Honolulu, HI 96817	Construction & engineering	Senior Term Loan A, 7.741% due 06/29/2012		5,000,000	4,869,794	4,956,921
		Senior Term Loan B, 5.29% due 06/29/2012		—	—	—
		Senior Term Loan C, 5.29% due 06/29/2012		—	—	—
		Senior Revolver, 5.29% due 06/29/2012		11,986,208	11,754,260	11,965,667
		Second Lien Term Loan, 12% due 5/28/2015		20,794,630	20,602,106	17,545,396
		Subordinated Loan, 15% due 5/28/2015		5,324,642	5,324,642	1,345,572
		24,750 shares of Series B Preferred Stock	0.6%		247,500	—
		43,494 shares of Series D Preferred Stock			434,937	—
		25,000 shares of Common Stock			2,500	—
					43,235,739	35,813,556
TBA Global, LLC
21700 Oxhard Street Woodland Hills, CA 91367	Advertising	53,994 Senior Preferred Shares			215,975	387,682
		191,977 Shares A Shares	2.0%		191,977	74,652
					407,952	462,334
Fitness Edge, LLC
1100 Kings Highway Fairfield, CT 06825	Leisure Facilities	First Lien Term Loan A, LIBOR+5.25% (10% floor), due 8/8/2012		750,000	748,686	756,775
		First Lien Term Loan B, 15% due 8/8/2012		5,775,961	5,750,373	5,814,183
		1,000 Common Units	1.0%		42,908	181,199
					6,541,967	6,752,157
Boot Barn
1520 S. Sinclair Street Anaheim, CA 92806	Apparel, accessories, & luxury goods and footware	247.06 shares of Series A Preferred Stock		—	—	—
		1,308 shares of Common Stock	0.7%		247,060	71,394
					8,855	8,725
					255,915	80,119
Premier Trailer Leasing, Inc.
211 West Franklin Street Grapevine, TX 76051	Trucking	Second Lien Term Loan, 16.5% due 10/23/2012
		285 shares of Common Stock	1.0%	19,070,269	17,063,645	—
					1,140	—
					17,064,785	—
Capital Equipment Group, Inc.
714 Walnut Street Mount Carmel, IL 62863	Industrial Machinery	Second Lien Term Loan, 14.75% due 7/10/2013
		33,463 shares of Common Stock	3.4%	10,278,010	10,112,293	10,226,523
					344,513	633,537
					10,456,806	10,860,060
Rail Acquisition Corp.
1791 West Dairy Tucson, AZ 85705	Electronic manufacturing	First Lien Term Loan, 17% due 9/1/2013		18,415,479	15,636,582	4,106,347
		First Lien Revolver, 7.85% due 9/1/2013		4,553,721	4,553,721	4,553,721
	services				20,190,303	8,660,068
Western Emulsions, Inc.
3450 East 36th Street Tucson, AZ 85713	Construction materials	Second Lien Term Loan, 15% due 6/30/2014		6,843,821	6,735,513	6,839,684
					6,735,513	6,839,684
Storyteller Theaters Corporation
2209 Miguel Chavez Road Sante Fe, NM 87505	Movies & entertainment	1,692 shares of Common Stock			169	61,613
		20,000 shares of Preferred Stock	3.4%		200,000	200,000
					200,169	261,613

Name and Address of Portfolio Company	Principal Business	Titles of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment

HealthDrive Corporation
25 Needham Stteet Newtown, MA 02461	Healthcare services	First Lien Term Loan A, 10% due 7/17/2013		6,262,970	6,048,594	6,352,111
		First Lien Term Loan B, 13% due 7/17/2013		10,282,408	10,212,408	10,216,990
		First Lien Revolver, 12% due 7/17/2013		—	(7,000)	—
					16,254,002	16,569,101
idX Corporation
3541 Reir Trail South St. Louis, MO 63045	Distributors	Second Lien Term Loan, 14.5% due 7/1/2014		18,895,311	18,631,470	18,937,750
					18,631,470	18,937,750

Cenegenics, LLC
851 South Rampart Boulevard Las Vegas, NV 89145	Healthcare services	First Lien Term Loan, 17% due 10/27/2014		—	—	—
		414,419 Common Units	3.5%		598,382	1,060,058
					598,382	1,060,058
IZI Medical Products, Inc.
7020 Tudsbury Road Baltimore, MD 21244	Healthcare technology	First Lien Term Loan A, 12% due 3/31/2014		3,235,679	3,215,499	3,244,005
		First Lien Term Loan B, 16% due 3/31/2014		17,258,034	16,861,156	17,061,279
		First Lien Revolver, 10% due 3/31/2014		—	(25,000)	—
		453,755 Preferred units of IZI Holdings, LLC	2.0%		453,755	641,954
					20,505,410	20,947,238
Trans-Trade, Inc.
1040 Trade Avenue, Suite 106DFW Airport, TX 75261	Air freight & logistics	First Lien Term Loan, 15.5% due 9/10/2014		12,522,960	12,287,098	11,763,021
		First Lien Revolver, 12% due 9/10/2014		5,800,000	5,696,667	5,479,480
					17,983,765	17,242,501

Riverlake Equity Partners II, LP
699 Boylston Street, 8th Floor — One Exeter Plaza Boston, MA 02116	Multi-sector holdings	1.87% limited partnership interest	1.9%		122,105	122,105
					122,105	122,105

Riverside Fund IV, LP
699 Boylston Street, 8th Floor — One Exeter Plaza Boston, MA 02116	Multi-sector holdings	0.33% limited partnership interest	0.3%		445,481	445,481
					445,481	445,481

ADAPCO, Inc.
550 Aero Lane Sanford, FL 32771	Fertilizers & Agricultural chemicals	First Lien Term Loan A, 10% due 12/17/2014		8,000,000	7,871,089	8,010,149
		First Lien Term Loan B, 14% due 12/17/2014		15,521,114	15,305,549	15,370,363
		First Lien Term Revolver, 10% due 12/17/2014		5,750,000	5,623,333	5,809,100
					28,799,971	29,189,612
AmBath/ReBath Holdings, Inc.
421 West Alameda Drive	Home improvement	First Lien Term Loan A, LIBOR+7% (10% floor) due 12/30/2014		3,500,000	3,500,000	3,496,578
Tempe, AZ 85282	retail	First Lien Term Loan B, 15% due 12/30/2014		22,998,757	22,998,757	22,600,497
		First Lien Term Revolver, LIBOR+6.5% (9.5% floor) due 12/30/2014		1,500,000	1,500,000	1,478,964
					27,998,757	27,576,039
JTC Education, Inc.
6602 E. 75th Street, Suite 200	Education services	First Lien Term Loan, LIBOR+9.5% (12.5% floor) due 12/31/2014		30,134,318	29,467,284	29,779,622
Indianapolis, IN 46250		First Lien Revolver, LIBOR+9.5% (12.5% floor) due 12/31/2014		—	(305,556)	—
		17,391 Shares of Series A-1 Preferred Stock			313,038	313,038
		17,391 Shares of Common Stock	0.6%		186,953	83,089
					29,661,719	30,175,749
Tegra Medical, LLC
421 West Almeda Drive	Healthcare	First Lien Term Loan A, LIBOR+7% (10% floor) due 12/31/2014		22,540,000	22,243,740	22,743,727
Tempe, AZ 85282	equipment	First Lien Term Loan B, 14% due 12/31/2014		22,551,272	22,269,836	22,226,464
		First Lien Revolver, LIBOR+7% (10% floor) due 12/31/2014		2,500,000	2,449,333	2,500,925
					46,962,909	47,471,116
Psilos Group Partners IV, LP
140 Broadway, 51st Floor	Multi-sector holdings	2.53% limited partnership interest	2.5%		—	—
New York, NY 10005

Mansell Group, Inc.
2 Securities Center, 3500	Advertising	First Lien Term Loan A, LIBOR+7% (10% floor) due 4/30/2015		10,675,000	10,511,853	10,653,534
Piedmont+A5 Road, Suite 320		First Lien Term Loan B, LIBOR+9% (13.5% floor) due 4/30/2015		9,141,843	9,000,909	9,067,170
Atlanta, GA 30305		First Lien Revolver, LIBOR+6% (9% floor) due 4/30/2015		—	(28,667)	—
					19,484,095	19,720,704
NDSSI Holdings, Inc.
5750 Hellyer Avenue	Electronic equipment	First Lien Term, LIBOR+9.75% (13.75% floor) due 9/10/2014		29,787,746	29,370,602	29,277,564
San Jose, CA 95138	& instruments	First Lien Revolver, LIBOR+7% (10% floor) due 9/10/2014		3,500,000	3,435,096	3,538,482
		2,000 Series D Preferred Units	3.3%		2,046,667	2,046,667
					34,852,365	34,862,713
Eagle Hospital Physicians, Inc.
5901 C Peachtree, Dunwoody	Health care services	First Lien Term, LIBOR+8.75% (11.75% floor) due 8/11/2015		25,400,000	24,907,457	25,245,642
Road, Site 350		First Lien Revolver, LIBOR+5.75% (8.75% floor) due 8/11/2015			(42,311)	—
Atlanta, GA 30328					24,865,146	25,245,642

Enhanced Recovery Company, LLC
8014 Bayberry Road	Diversified support	First Lien Term Loan A, LIBOR+7% (9% floor) due 8/13/2015		13,961,259	13,712,598	13,945,038
Jacksonville, FL 32256	services	First Lien Term Loan B, LIBOR+10% (13% floor) due 8/13/2015		11,070,474	10,881,671	11,014,993
		First Lien Revolver, LIBOR+7% (9% floor) due 8/13/2015		—	(68,656)	—
					24,525,613	24,960,031
Epic Acquisition, Inc.
1349 Empire Central, Suite 515	Healthcare services	First Lien Term Loan A, LIBOR+8% (11% floor) due 8/13/2015		8,328,750	8,188,841	8,343,419
Dallas, TX 75247		First Lien Term Loan B, 15.25% due 8/13/2015		17,245,860	16,961,732	17,280,444
		First Lien Revolver, LIBOR+6.5% (9.5% floor) due 8/13/2015		—	(49,866)	—
					25,100,707	25,623,863
Specialty Bakers LLC
450 South Slate Road	Food Distributors	First Lien Term Loan A, LIBOR+8.5% due 9/15/2015		8,325,000	8,147,719	8,220,393
Marysville, LA 17053		First Lien Term Loan B, LIBOR + 11% (13.5% floor) due 9/15/2015		11,000,000	10,769,772	10,756,026
		First Lien Revolver, LIBOR+8.5% due 9/15/2015		2,000,000	1,916,281	2,029,104
					20,833,772	21,005,523

Name and Address of Portfolio Company	Principal Business	Titles of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment

CRGT, Inc.
8150 Leesburg Pike, Suite 405	IT consulting &	First Lien Term Loan A, LIBOR+7.5% due 10/1/2015		27,912,500	27,494,832	27,658,461
Vienna, VA 22182	other services	First Lien Term Loan B, 12.5% due 10/1/2015		22,000,000	21,648,000	21,869,151
		First Lien Revolver, LIBOR+7.5% due 10/1/2015		—	(200,000)	—
					48,942,832	49,527,612
Welocalize, Inc.
241 East 4th St. Suite 207	Internet software &	First Lien Term Loan A, LIBOR+8% (10% floor) due 11/19/2015		15,990,000	15,720,277	15,668,252
Frederick, MD 21701	services	First Lien Term Loan B, LIBOR+9% (12.25% floor) due 11/19/2015		21,230,828	20,887,828	20,982,839
		First Lien Revolver, LIBOR+7% (9% floor) due 11/19/2015		5,250,000	5,152,000	5,162,428
		Common equity interest - purchased	4.0%	—	2,086,163	1,972,502
					43,846,268	43,786,021
Miche Bag, LLC
10808 S. River Front Pkwy,	Apparel, accessories	First Lien Term Loan A, LIBOR+9% (12% floor) due 12/7/2013		13,708,333	13,352,843	13,735,456
Suite 150	& luxury goods	First Lien Term Loan B, LIBOR + 10% (16% floor) due 12/7/2015		17,425,465	14,983,242	17,114,511
South Jordan, UT 84095		First Lien Revolver, LIBOR+7% (10% floor) due 12/7/2015		—	(105,555)	—
		10,371 shares of preferred equity interest - granted		—	1,037,112	1,169,293
		146,289 shares of series D common equity interest - granted	3.4%	—	1,462,888	1,495,882
					30,730,530	33,515,142
Bunker Hill Capital II (QP), L.P.
260 Franklin Street, Suite 1860	Multi-sector holdings	Limited partnership interest	0.5%		40,364	40,364
Boston, MA 02110					40,364	40,364

Dominion Diagnostics, LLC
211 Circuit Drive	Healthcare services	First Lien Term Loan A, LIBOR+7% (9% floor) due 12/17/2015		29,550,000	29,030,137	29,442,594
North Kingston, RI 02852		First Lien Term Loan B, LIBOR+9% (12.5% floor) due 12/17/2015		20,008,333	19,675,000	19,545,731
		First Lien Revolver, LIBOR+6.5% (9% floor) due 12/17/2015		—	(83,333)	—
					48,621,804	48,988,325
Advanced Pain Management
4131 W. Loomis Road, Suite 300	Healthcare services	First Lien Term Loan, LIBOR+5% (6.75% floor) due 12/22/2015		8,046,250	7,923,276	8,007,138
Greenfield, WI 53221		First Lien Revolver, LIBOR+5% (6.75% floor) due 12/22/2015		133,333	128,333	134,723
					8,051,609	8,141,861
DISA, Inc.
12600 Northborough Drive,	Human resources &	First Lien Term Loan A, LIBOR+7.5% (8.25% floor) due 12/30/2015		12,460,000	12,256,111	12,542,463
Suite 300	employment services	First Lien Term Loan B, LIBOR+11.5% (12.5% floor) due 12/30/2015		8,395,241	8,264,015	8,409,726
Houston, TX 77067		First Lien Revolver, LIBOR+6% (7% floor) due 12/30/2015		—	(63,241)	—
					20,456,885	20,952,189
Best Vinyl Fence & Deck, LLC
2844 Croddy Way	Building products	First Lien Term Loan A, 8% due 11/30/2013		2,060,713	1,946,983	2,060,713
Santa Ana, CA 92704		First Lien Term Loan B, 8% due 5/31/2011		3,968,784	3,968,784	2,000,000
		First Lien Revolver, 8% due 11/30/2011		—	—	—
					5,915,767	4,060,713
Saddleback Fence and Vinyl Products, Inc.
3120 Pullman St. #B	Building products	First Lien Term Loan, 8% due 11/30/2013		772,768	772,768	772,768
Costa Mesa, CA 92626		First Lien Revolver, 8% due 11/30/2011		—	—	—
					772,768	772,768
Physicians Pharmacy Alliance, Inc.
118 MacKenan Drive, Suite 200	Healthcare services	First Lien Term Loan, LIBOR+9% cash 1.5% PIK due 1/4/2016		16,765,678	16,461,265	16,702,027
Cary, NC 27511		First Lien Revolver, LIBOR+6% cash due 1/4/2016		—	(35,500)	—
					16,425,765	16,702,027
Cardon Healthcare Network, LLC
4185 Technology Forest	Diversified support	First Lien Term Loan, LIBOR+10% (1.75% floor) cash due 1/6/2016		11,250,000	11,051,156	11,209,577
Boulevard, Suite 200	services	First Lien Revolver, LIBOR+6.5% (1.75% floor) cash due 1/6/2016		—	(35,071)	—
The Woodlands, TX 77381					11,016,085	11,209,577

US Retirement Partners, Inc.
99 Wood Avenue South, Suite 301	Other diversified	First Lien Term Loan, LIBOR+9.5% (2.5% floor) cash due 1/6/2016		13,600,000	13,310,722	13,328,718
Iselin, NJ 08830	financial services				13,310,722	13,328,718

IOS Acquisitions, Inc.
2809 Youngsville Highway 89 Youngsville, LA 70592	Oil & gas equipment services	First Lien Term Loan A, LIBOR+8% (2% floor) cash due 1/14/2016		8,700,000	8,575,953	8,656,244
		First Lien Term Loan B, LIBOR+10% (2% floor) cash 2% PIK due 1/14/2016		10,618,053	10,465,497	10,479,392
		First Lien Revolver, LIBOR+8% (2% floor) cash due 1/14/2016		750,000	714,496	777,045
					19,755,946	19,912,681

Actient Pharmaceuticals LLC
155 N. Pfingsten, Suite 105 Deerfield, IL 60015	Healthcare services	First Lien Term Loan, LIBOR+6.25% (2% floor) cash due 7/29/2015		9,180,328	9,018,086	9,169,192
					9,018,086	9,169,192

Phoenix Brands Merger Sub LLC
1 Landmark Square, Suite 1810 Stamford, CT 06901	Household products	Senior Term Loan, LIBOR+5% (1.5% floor) cash due 1/13/2016		8,035,714	7,874,860	7,674,116
		Subordinated Term Loan, 10% cash 3.875% PIK due 2/1/2017		20,390,449	20,034,893	19,070,621
		First Lien Revolver, LIBOR+5% (1.5% floor) cash due 1/31/2016		3,428,571	3,303,214	3,198,019
					31,212,967	29,942,756
U.S. Collections, Inc.
190 Carondelet Plaza, Suite 1590 St. Louis, MO 63105	Diversified support services	First Lien Term Loan, LIBOR+5.25% (1.75% floor) cash due 3/31/2016		10,846,603	10,649,196	10,828,009
					10,649,196	10,828,009

CCCG, LLC
1640 South 101st E. Avenue Tulsa, OK 74128	Oil & gas equipment services	First Lien Term Loan, LIBOR+8% (1.75% floor) cash 1% PIK due 7/29/2015		34,737,500	34,115,177	34,152,549
					34,115,177	34,152,549

Name and Address of Portfolio Company	Principal Business	Titles of Securities Held by Us	Percentage of Ownership	Loan Principal	Cost of Investment	Fair Value of Investment

Maverick Healthcare Group, LLC
2546 West Birchwood Avenue, Suite 101-104 Mesa, AZ 85202	Healthcare equipment	First Lien Term Loan, LIBOR+9% cash (1.75% floor) cash due 3/31/2016		24,812,500	24,291,534	24,439,551
					24,291,534	24,439,551

Refac Optical Group
1 Harmon Drive Blackwood, NJ 08012	Specialty stores	First Lien Term Loan A, LIBOR+7.5% cash due 3/23/2016		14,219,800	13,920,323	14,273,077
		First Lien Term Loan B, LIBOR+8.5% cash, 1.75% PIK due 3/23/2016		20,162,179	19,730,589	20,077,399
		First Lien Revolver, LIBOR+7.5% cash due 3/23/2016		—	(113,398)	—
		1,000 Shares of Common Stock - Purchased		—	1,000	—
		1,000 Shares of Series A Preferred Stock - Purchased	1.7%	—	999,000	847,253
					34,537,514	35,197,729

Pacific Architects & Engineers, Inc.
1525 Wilson Boulevard, Suite 900 Arlington, VA 22209	Diversified support services	First Lien Term Loan A, LIBOR+5% (1.5% floor) cash due 4/4/2017		4,415,625	4,352,138	4,332,128
		First Lien Term Loan B, LIBOR+6% (1.5% floor) cash due 4/4/2017		5,000,000	4,928,984	4,902,491
					9,281,122	9,234,619

Ernest Health, Inc.
7770 Jefferson Street NE, Suite 320 Albuquerque, NM 87109	Healthcare services	Second Lien Term Loan, LIBOR+8.5% (1.75% floor) cash due 5/13/2017		25,000,000	24,656,250	25,049,260
					24,656,250	25,049,260

Securus Technologies Holdings, Inc.
14651 Dallas Parkway, Suite 600 Dallas, TX 75254	Integrated Telecommunication	Second Lien Term Loan, LIBOR+8.25% (1.75% floor) cash due 5/31/2018		26,500,000	25,995,238	26,374,325
	Services				25,995,238	26,374,325
Gundle/SLT Environmental, Inc.
19103 Gundle Road Houston, TX 77073	Environmental & facilities services	First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 5/27/2016		7,980,000	7,904,276	7,977,427
					7,904,276	7,977,427
Titan Fitness, LLC
8200 Greensboro Drive, Suite 900 McLean, VA 22102	Leisure facilities	First Lien Term Loan A, LIBOR+8.75% (1.25% floor) cash due 6/30/2016		17,062,500	16,877,816	16,938,173
		First Lien Term Loan B, LIBOR+10.75% cash (1.25% floor) cash 1.5% PIK due 6/30/2016		11,544,563	11,422,180	11,342,884
		First Lien Term Loan C, 18% PIK due 6/30/2016		2,720,900	2,693,230	2,593,377
		First Lien Revolver, L+8.75%, (1.25% floor) cash due 6/30/2016		543,250	506,003	820,632
					31,499,229	31,695,066
Charter Brokerage, LLC
30 S. Wacker Drive, Suite 3700 Chicago, IL 60606	Oil & gas equipment services	Senior Term Loan, LIBOR+6.5% (1.5% floor) cash due 7/13/2016		17,410,714	17,242,156	17,410,714
		Mezzanine Term Loan, 11.75% cash 2% PIK due 7/13/2016		10,043,333	9,948,333	10,043,333
		Senior Revolver, LIBOR+6.5% (1.5% floor) cash due 7/13/2016		1,176,471	1,106,618	1,176,471
					28,297,107	28,630,518
Baird Capital Partners V, LP
777 East Wisconsin Avenue Milwaukee, WI 53202	Multi-sector holdings	0.4% limited partnership interest	0.4%		299,218	299,218
					299,218	299,218

Stackpole Powertrain International ULC
Nine Greenway Plaza, Suite 2400 Houston, TX 77046	Auto parts & equipment	Subordinated Term Loan, 12% cash 2% PIK due 8/1/2018		18,059,000	17,883,286	18,059,000
		1,000 Common Units - Purchased	0.9%	—	1,000,000	1,000,000
					18,883,286	19,059,000
Discovery Practice Management, Inc.
4281 Katella Avenue, Suite 111 Los Alamitos, CA 90720	Healthcare services	Senior Term Loan A, LIBOR+7.5% cash due 8/8/2016		7,027,425	6,942,451	7,027,425
		Senior Term Loan B, 12% cash 3% PIK due 8/8/2016		6,248,032	6,173,677	6,248,032
		Senior Revolver, LIBOR+7% cash due 8/8/2016		—	(37,154)	—
					13,078,974	13,275,457
CTM Group, Inc.
104 Styles Road, Suite 201 Salem, NH 03079	Leisure products	Mezzanine Term Loan A, 11% cash 2% PIK due 2/10/2017		10,529,770	10,416,348	10,529,770
		Mezzanine Term Loan B, 18.4% PIK due 2/10/2017		3,180,807	3,147,320	3,180,807
					13,563,668	13,710,577
Bojangles
9432 Southern Pine Boulevard Charlotte, NC 28273	Restaurants	First Lien Term Loan, LIBOR+6.5% (1.5% floor) cash due 8/17/2017		10,000,000	9,803,421	10,000,000
					9,803,421	10,000,000
Milestone Partners IV, L.P.
555 East Lancaster Avenue, Suite 500 Radnor, PA 19087	Multi-sector holdings	3.07% limited partnership interest	3.1%		—	—
					—	—

Insight Pharmaceuticals LLC
1170 Wheeler Way, Suite 150 Langhorne, PA 19047	Pharmaceuticals	First Lien Term Loan, LIBOR+6% (1.5% floor) cash due 8/25/2016		10,000,000	9,926,229	10,000,000
		Second Lien Term Loan, LIBOR+11.75% (1.5% floor) cash due 8/25/2017		17,500,000	17,330,556	17,500,000
					27,256,785	27,500,000
National Spine and Pain Centers, LLC
330 Madison Avenue, 27th Floor New York, NY 10017	Healthcare services	Mezzanine Term Loan, 11% cash 1.6% PIK due 9/27/2017		19,003,378	18,816,017	19,003,378
		250,000 Class A Units - Purchased	0.5%		250,000	250,000
					19,066,017	19,253,378

Total Portfolio Investments					$1,156,081,898	$1,119,837,310

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors appoints our officers, who serve at the discretion of the Board of Directors. The responsibilities of the Board of Directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. The Board of Directors has an Audit Committee, a Nominating and Corporate Governance Committee, a Valuation Committee and a Compensation Committee, and may establish additional committees from time to time as necessary.

Board of Directors and Executive Officers

Our Board of Directors consists of seven members, five of whom are classified under applicable NASDAQ corporate governance regulations by our Board of Directors as “independent” directors and under Section 2(a)(19) of the 1940 Act as non-interested persons. Pursuant to our restated certificate of incorporation, our Board of Directors is divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes had initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our restated certificate of incorporation also gives our Board of Directors sole authority to appoint directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors

Information regarding our Board of Directors is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of Fifth Street Finance Corp. as defined in Section 2(a)(19) of the 1940 Act.

The address for each director is c/o Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606.

Name	Age	Director Since	Expiration of Term
Independent Directors
Brian S. Dunn	40	2007	2014
Richard P. Dutkiewicz	56	2010	2013
Byron J. Haney	50	2007	2014
Frank C. Meyer	68	2007	2013
Douglas F. Ray	44	2007	2013
Interested Directors
Leonard M. Tannenbaum	40	2007	2012
Bernard D. Berman	41	2009	2012

Executive Officers

The following persons serve as our executive officers in the following capacities:

Name	Age	Position(s) Held
Leonard M. Tannenbaum	40	Chief Executive Officer
Bernard D. Berman	41	President, Chief Compliance Officer and Secretary
Alexander C. Frank	53	Chief Financial Officer
Ivelin M. Dimitrov	33	Chief Investment Officer

The address for each executive officer is c/o Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606.

Biographical Information

Independent Directors

•

Brian S. Dunn.    Mr. Dunn has been a member of our Board of Directors since December 2007. Mr. Dunn has over 16 years of marketing, logistical and entrepreneurial experience. He founded and turned around direct marketing divisions for several consumer-oriented companies. Currently, he manages Little White Dog, Inc., a marketing firm that he founded. Mr. Dunn was the marketing director and chief operating officer for Lipenwald, Inc., a direct marketing company that markets collectibles and mass merchandise from June 2006 until May 2011. Lipenwald filed for bankruptcy in July 2011. Prior to that, from February 2001 to June 2006, he was sole proprietor of BSD Trading/Consulting. Mr. Dunn graduated from the Wharton School of the University of Pennsylvania in 1993 with a B.S. in Economics.

Mr. Dunn’s executive experience brings extensive business, entrepreneurial and marketing expertise to his Board service with the company. His experience as a marketing executive for several consumer-oriented companies provides guidance to our investor relations efforts. Mr. Dunn’s many experiences also make him skilled in leading committees requiring substantive expertise, including his role as chairman of the Board’s Nominating and Corporate Governance Committee. Mr. Dunn’s previous service on the Board also provides him with a specific understanding of our company, its operations, and the business and regulatory issues facing business development companies.

•

Richard P. Dutkiewicz.    Mr. Dutkiewicz has been a member of our Board of Directors since February 2010. Since April 2010, Mr. Dutkiewicz has been the executive vice president and chief financial officer of Real Mex Restaurants, Inc., which filed for bankruptcy in October 2011. Mr. Dutkiewicz previously served as chief financial officer of Einstein Noah Restaurant Group, Inc. from October 2003 to April 2010. From May 2003 to October 2003, Mr. Dutkiewicz was vice president-information technology of Sirenza Microdevices, Inc. In May 2003, Sirenza Microdevices, Inc. acquired Vari-L Company, Inc. From January 2001 to May 2003, Mr. Dutkiewicz was vice president-finance, and chief financial officer of Vari-L Company, Inc. From April 1995 to January 2001, Mr. Dutkiewicz was vice president-finance, chief financial officer, secretary and treasurer of Coleman Natural Products, Inc., located in Denver, Colorado. Mr. Dutkiewicz’s previous experience includes senior financial management positions at Tetrad Corporation, MicroLithics Corporation and various divisions of United Technologies Corporation. Mr. Dutkiewicz began his career as an Audit Manager at KPMG LLP. Mr. Dutkiewicz received a B.B.A. degree from Loyola University of Chicago. Mr. Dutkiewicz currently serves on the Board of Directors of Motor Sport Country Club, a Motorsports destination resort in Denver, Colorado.

Through his prior experiences as a vice president and chief financial officer at several public companies, including executive vice president and chief financial officer of Real Mex Restaurants, Inc. and chief financial officer of Einstein Noah Restaurant Group, Inc., Mr. Dutkiewicz brings business expertise, finance and audit skills to his Board service with our company. Mr. Dutkiewicz’s expertise, experience and skills closely align with our operations, and his prior investment experience with managing public companies facilitates an in-depth understanding of our investment business.

•

Byron J. Haney.    Mr. Haney has been a member of our Board of Directors since December 2007. From October 2010 through October 2011, Mr. Haney served as a principal of Duggan Asset Management, L.L.C. where he was director of research. Prior to that, he served as chief operating officer of VSO Capital Management from March 2010 to October 2010. From 1994 until 2009, Mr. Haney worked for Resurgence Asset Management LLC, during which time he most recently served as managing director and chief investment officer. Mr. Haney previously served on the Board of Directors of Sterling Chemicals, Inc., and Furniture.com. Mr. Haney has more than 25 years of business experience, including having served as chief financial officer of a private retail store chain and as an auditor with Touche Ross & Co., a predecessor of Deloitte & Touche LLP. Mr. Haney earned his B.S. in Business Administration from the University of California at Berkeley and his M.B.A. from the Wharton School of the University of Pennsylvania.

Through his extensive experiences as a senior executive, Mr. Haney brings business expertise, finance and risk assessment skills to his Board service with our company. In addition, Mr. Haney’s past experience as an auditor greatly benefits our oversight of our quarterly and annual financial reporting obligations. Moreover, Mr. Haney’s knowledge of financial and accounting matters qualify him as the Board’s Audit Committee Financial Expert and chairman of the Audit Committee. Mr. Haney’s previous service on the Board also provides him with a specific understanding of our company, its operations, and the business and regulatory issues facing business development companies.

•

Frank C. Meyer.    Mr. Meyer has been a member of our Board of Directors since December 2007. Mr. Meyer is a private investor who was chairman of Glenwood Capital Investments, LLC, an investment adviser specializing in hedge funds, which he founded in January of 1988 and from which he resigned in January of 2004. As of October of 2000, Glenwood has been a wholly-owned subsidiary of the Man Group, PLC, an investment adviser based in England specializing in alternative investment strategies. Since leaving Glenwood in 2004, Mr. Meyer has focused on serving as a director for various companies. During his career, Mr. Meyer has served as an outside director on a several companies, including Quality Systems, Inc. (a public company specializing in software for medical and dental professionals), Bernard Technologies, Inc. (a firm specializing in development of industrial processes using chlorine dioxide), and Centurion Trust Company of Arizona (where he served as a non-executive chairman until its purchase by GE Financial). Currently, he is on the Board of Directors of Einstein Noah Restaurant Group, Inc., a firm operating in the quick casual segment of the restaurant industry, and United Capital Financial Partners, Inc., a firm that converts transaction-oriented brokers into fee-based financial planners. He is also on the Board of Directors of three investment funds run by Ferox Capital Management, Limited, an investment manager based in the United Kingdom that specializes in convertible bonds. Mr. Meyer received his B.A. and M.B.A. from the University of Chicago.

Mr. Meyer’s extensive investment experiences within the financial advisory industry provides our company with broad and diverse knowledge concerning general business trends and the capital markets. Mr. Meyer’s experience and skills closely align with our business, and his lending and credit experience facilitates an in-depth understanding of risk associated with the structuring of investments. Mr. Meyer’s board related experiences makes him skilled in leading committees requiring substantive expertise. In addition, Mr. Meyer’s risk management expertise and credit related experience also qualify him to serve as chairman of our Valuation Committee. Mr. Meyer’s previous service on the Board also provides him with a specific understanding of our company, its operations, and the business and regulatory issues facing business development companies.

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Douglas F. Ray.    Mr. Ray has been a member of our Board of Directors since December 2007. Since August 1995, Mr. Ray has worked for Seavest Inc., a private investment and wealth management firm based in White Plains, New York. He currently serves as the president of Seavest Inc. Mr. Ray has more than 15 years experience acquiring, developing, financing and managing a diverse portfolio of real estate investments, including three healthcare properties funds. Mr. Ray previously served on the Board of Directors of Nat Nast, Inc., a luxury men’s apparel company. Prior to joining Seavest, Mr. Ray worked in Washington, D.C. on the staff of U.S. Senator Arlen Specter and as a research analyst with the Republican National Committee. Mr. Ray holds a B.A. from the University of Pittsburgh.

Through his broad experience as an officer and director of several companies, in addition to skills acquired with firms engaged in investment banking, banking and financial services, Mr. Ray brings to our company extensive financial and risk assessment abilities. Mr. Ray’s previous service on the Board also provides him with a specific understanding of our company, its operations, and the business and regulatory issues facing business development companies. Mr. Ray’s expertise and experience also qualify him to serve as chairman of the Compensation Committee.

Interested Directors

•

Leonard M. Tannenbaum, CFA.    Mr. Tannenbaum has been our chief executive officer since October 2007 and the chairman of our Board of Directors since December 2007, and was our president from October 2007 through February 2010. He is also the managing partner of our investment adviser and serves on its investment committee. Since founding his first private investment firm in 1998, Mr. Tannenbaum has founded a number of private investment firms, including Fifth Street Capital LLC, and he has served as managing member of each firm. Prior to launching his first firm, Mr. Tannenbaum gained extensive small-company experience as an equity analyst for Merrill Lynch. In addition to serving on our Board of Directors, Mr. Tannenbaum currently serves on the Board of Directors of several private Greenlight Capital affiliated entities and has previously served on the Boards of Directors of several other public companies, including Einstein Noah Restaurant Group, Inc., Assisted Living Concepts, Inc. and WesTower Communications, Inc. Mr. Tannenbaum has also served on four audit committees and five compensation committees, of which he has acted as chairperson for one of such audit committees and four of such compensation committees. Mr. Tannenbaum graduated from the Wharton School of the University of Pennsylvania, where he received a B.S. in Economics. Subsequent to his undergraduate degree from the University of Pennsylvania, Mr. Tannenbaum received an M.B.A. in Finance from the Wharton School as part of the Submatriculation Program. He is a holder of the Chartered Financial Analyst designation and he is also a member of the Young Presidents’ Organization.

Through his broad experience as an officer and director of several private and public companies, in addition to skills acquired with firms engaged in investment banking and financial services, Mr. Tannenbaum brings to our company a unique business expertise and knowledge of private equity financing as well as extensive financial and risk assessment abilities. Mr. Tannenbaum’s previous service on the Board also provides him with a specific understanding of our company, its operations, and the business and regulatory issues facing business development companies. Mr. Tannenbaum’s positions as chief executive officer of our company, managing partner of our investment adviser and member of its investment committee provides the Board with a direct line of communication to, and direct knowledge of the operations of, our company and its investment advisor, respectively.

•

Bernard D. Berman.    Mr. Berman has been a member of our Board of Directors since February 2009. He has also been our president since February 2010, our chief compliance officer since April 2009 and our secretary since October 2007. Mr. Berman is also a partner of our investment adviser and serves on its investment committee. Mr. Berman is responsible for the operations of our company. Prior to joining Fifth Street in 2004, Mr. Berman was a corporate attorney from 1995 to 2004, during which time he negotiated and structured a variety of investment transactions. Mr. Berman graduated from Boston College Law School. He received a B.S. in Finance from Lehigh University.

Mr. Berman’s prior position as a corporate attorney allows him to bring to the Board and our company the benefit of his experience negotiating and structuring various investment transactions as well as an understanding of the legal, business, compliance and regulatory issues facing business development companies. Mr. Berman’s previous service on the Board also provides him with a specific understanding of our company and its operations.

Non-Director Executive Officers

•

Alexander C. Frank. Mr. Frank has been our chief financial officer since September 2011. Prior to joining the Company, he served as a managing director and chief financial officer of Chilton Investment Company LLC, a global investment management firm, from September 2008 to March 2011. Mr. Frank was responsible for finance and operations infrastructure. Prior to that, Mr. Frank spent over 22 years at Morgan Stanley, having served as global head of institutional operations as well as global corporate controller and chief financial officer of U.S. broker/dealer operations. In his roles, he oversaw various securities infrastructure services, creating efficiencies throughout the organization, and managed all aspects of the internal and external financial control and reporting functions. He also oversaw the firm’s financing, capital planning, cash management and rating agency functions. Mr. Frank began his career at Arthur Andersen LLP before joining Morgan Stanley in 1985. He received an M.B.A. from the University of Michigan and a B.A. from Dartmouth College.

•

Ivelin M. Dimitrov, CFA. Mr. Dimitrov has been our chief investment officer and the chief investment officer of our investment adviser since August 2011, and served as co-chief investment officer in these capacities since November 2010 and June 2010, respectively. He is also a partner of our investment adviser and serves on its investment committee. Mr. Dimitrov has over six years of experience structuring small and mid-cap transactions. Mr. Dimitrov joined our investment adviser in May 2005 and is responsible for the evaluation of new investment opportunities, deal structuring and portfolio monitoring, in addition to managing the investment adviser’s associate and analyst team. He has substantial experience in financial analysis, valuation and investment research. Mr. Dimitrov graduated from the Carroll Graduate School of Management at Boston College with an M.S. in Finance and has a B.S. in Business Administration from the University of Maine. He is also a holder of the Chartered Financial Analyst designation.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our Board of Directors approves the appointment of our investment adviser and our officers, reviews and monitors the services and activities performed by our investment adviser and our executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

Under our Amended and Restated By-laws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board of Directors. We do not have a fixed policy as to whether the chairman of the Board of Directors should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and the best interests of our stockholders at such times. Our Board of Directors has established corporate governance procedures to guard against, among other things, an improperly constituted Board. Pursuant to our Corporate Governance Policy, whenever the chairman of the Board is not an independent director, the chairman of the Nominating and Corporate Governance Committee will act as the presiding independent director at meetings of the “Non-Management Directors” (which will include the independent directors and other directors who are not officers of the company even though they may have another relationship to the company or its management that prevents them from being independent directors).

Presently, Mr. Tannenbaum serves as the chairman of our Board of Directors and he is also our chief executive officer. We believe that Mr. Tannenbaum’s history with our company, familiarity with its investment platform, and extensive knowledge of the financial services industry qualify him to serve as the chairman of our Board of Directors. We believe that we are best served through this existing leadership structure, as Mr. Tannenbaum’s relationship with our investment adviser provides an effective bridge and encourages an open dialogue between management and our Board of Directors, ensuring that these groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the Board of Directors, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices includes regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of Audit and Nominating and Corporate Governance Committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors meet with in executive session, for administering our compliance policies and procedures. While certain non-management members of our Board of Directors currently participate on the boards of directors of other public companies, we do not view their participation as excessive or as interfering with their duties on our Board of Directors.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its four standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail, the Audit Committee, the Valuation Committee, the Compensation Committee and the Nominating and Corporate Governance Committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the company’s accounting and financial reporting processes, the company’s systems of internal controls regarding finance and accounting, and audits of the company’s financial statements. The Valuation Committee’s risk oversight responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments. The Compensation Committee’s risk oversight responsibilities include reviewing and approving the reimbursement by the company of the compensation of the company’s chief financial officer and his staff, and the staff of the company’s chief compliance officer. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the company’s chief compliance officer. The Board of Directors annually reviews a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of the company and its service providers. The chief compliance officer’s annual report addresses at a minimum (i) the operation of the compliance policies and procedures of the company since the last report; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer meets in executive session with the independent directors.

We believe that the role of our Board of Directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Committees of the Board of Directors

Our Board of Directors met 8 times during our 2011 fiscal year. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member. Our Board of Directors has established the committees described below. Our Corporate Governance Policy, Code of Business Conduct and Ethics, our and our investment adviser’s Code of Ethics as required by the 1940 Act and our Board Committee charters are available at our corporate governance webpage at http://ir.fifthstreetfinance.com/governance.cfm and are also available to any stockholder who requests them by writing to our secretary, Bernard Berman, at Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606, Attention: Corporate Secretary.

Audit Committee

The Audit Committee is responsible for selecting, engaging and discharging our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants (including compensation therefore), reviewing the independence of our independent accountants and reviewing the adequacy of our internal control over financial reporting. The members of the Audit Committee are Messrs. Dunn, Dutkiewicz and Haney, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NASDAQ corporate governance regulations. Mr. Haney serves as the chairman of the Audit Committee. Our Board of Directors has determined that Mr. Haney is an “audit committee financial expert” as defined under SEC rules. The Audit Committee met 4 times during the 2011 fiscal year.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for determining criteria for service on the Board, identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our Board or a committee of the Board of Directors, developing and recommending to the Board a set of corporate governance principles and overseeing the self-evaluation of the Board and its committees and evaluation of our management. The Nominating and Corporate Governance Committee considers nominees properly recommended by our stockholders. The members of the Nominating and Corporate Governance Committee are Messrs. Dunn, Haney and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NASDAQ corporate governance regulations. Mr. Dunn serves as the chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee met 1 time during the 2011 fiscal year.

The Nominating and Corporate Governance Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our Amended and Restated By-laws and any other applicable law, rule or regulation regarding director nominations. Stockholders may submit candidates for nomination for our Board of Directors by writing to: Board of Directors, Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606. When submitting a nomination to us for consideration, a stockholder must provide certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name, age, business address and residence address of the person; (ii) the principal occupation or employment of the person; (iii) the class or series and number of shares of our capital stock owned beneficially or of record by the persons; and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following facts:

•	the appropriate size and composition of our Board;

•	our needs with respect to the particular talents and experience of our directors;

•	the knowledge, skills and experience of nominees in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of our Board;

•	the capacity and desire to serve as a member of our Board of Directors and to represent the balanced, best interests of our stockholders as a whole;

•	experience with accounting rules and practices; and

•	the desire to balance the considerable benefit of continuity with the periodic addition of the fresh perspective provided by new members.

The Nominating and Corporate Governance Committee’s goal is to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating and Corporate Governance Committee may also consider such other factors as it may deem are in our best interests and those of our stockholders. The Nominating and Corporate Governance Committee also believes it appropriate for certain key members of our management to participate as members of the Board. The Nominating and Corporate Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Our Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

The Nominating and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Nominating and Corporate Governance Committee or the Board decides not to re-nominate a member for re-election, the Nominating and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating and Corporate Governance Committee and Board are polled for suggestions as to individuals meeting the criteria of the Nominating and Corporate Governance Committee. Research may also be performed to identify qualified individuals. We have not engaged third parties to identify or evaluate or assist in identifying potential nominees to the Board.

Valuation Committee

The Valuation Committee establishes guidelines and makes recommendations to our Board regarding the valuation of our loans and investments. The Valuation Committee is presently composed of Messrs. Dutkiewicz, Haney, Meyer and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NASDAQ corporate governance regulations. Mr. Meyer serves as the chairman of the Valuation Committee. The Valuation Committee met on 6 occasions during the 2011 fiscal year.

Compensation Committee

The Compensation Committee is responsible for reviewing and approving the reimbursement by us of the compensation of our chief financial officer and his staff, and the staff of our chief compliance officer. The current members of the Compensation Committee are Messrs. Dunn, Meyer and Ray, each of whom is not an interested person of us for purposes of the 1940 Act and is independent for purposes of the NASDAQ corporate governance regulations. Mr. Ray serves as the chairman of the Compensation Committee. As discussed below, currently, none of our executive officers are compensated by us. The Compensation Committee met 1 time during our 2011 fiscal year.

Executive Compensation

Compensation of Directors

The following table sets forth compensation of our directors for the year ended September 30, 2011.

Name	Fees Earned or Paid in Cash(1)(2)			Total
Interested Directors
Bernard D. Berman		—			—
Leonard M. Tannenbaum		—			—
Independent Directors
Brian S. Dunn	$	[	]	$	[	]
Richard P. Dutkiewicz	$	[	]	$	[	]
Byron J. Haney	$	[	]	$	[	]
Frank C. Meyer	$	[	]	$	[	]
Douglas F. Ray	$	[	]	$	[	]

(1)	For a discussion of the independent directors’ compensation, see below.

(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

For the fiscal year ended September 30, 2011 the independent directors received an annual retainer fee of (i) $20,000, if the director was not on any committee and attended at least 75% of the meetings held during the year, (ii) $40,000, if the director was on one committee and attended at least 75% of the meetings held during the year,

(iii) $50,000, if the director was on two committees and attended at least 75% of the meetings held during the year, or (iv) $60,000, if the director was on three committees and attended at least 75% of the meetings held during the year. In addition, the independent directors received $2,500 for each Board meeting in which the director attended in person and $1,000 for each Board meeting in which the director participated other than in person, and reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting. The independent directors also received $1,000 for each Board committee meeting in which they attended in person and $500 for each Board committee meeting in which they participated other than in person, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting not held concurrently with a Board meeting.

In addition, the Chairman of the Audit Committee and the Chairman of the Valuation Committee each received an annual retainer of $20,000, while the Chairman of the Nominating and Corporate Governance Committee and the Compensation Committee each received an annual retainer of $5,000. No compensation was paid to directors who are interested persons of us as defined in the 1940 Act.

Effective as of October 1, 2011, the annual retainer fee received by the independent directors was amended to (i) $20,000, payable once per year if an independent director not on any committee attends at least 75% of the meetings held during the previous year, (ii) $50,000, payable once per year if an independent director on one committee attends at least 75% of the meetings held the previous year, (iii) $65,000, payable once per year if an independent director on two committees attends at least 75% of the meetings held the previous year, and (iv) $75,000, payable once per year if an independent director on three committees attends at least 75% of the meetings held the previous year. In addition, the annual retainer for the Chairman of the Audit Committee and the Chairman of the Valuation Committee was reduced to $15,000.

Compensation of Executive Officers

None of our executive officers receive direct compensation from us. The compensation of the principals and other investment professionals of our investment adviser are paid by our investment adviser. Compensation paid to our chief financial officer, is set by our administrator, FSC, Inc., and is subject to reimbursement by us of an allocable portion of such compensation for services rendered to us. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer, Bernard D. Berman. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. During fiscal year 2011, we reimbursed FSC, Inc. approximately $1.7 million for the allocable portion of compensation expenses incurred by FSC, Inc. on behalf of our chief financial officer and other support personnel, pursuant to the administration agreement with FSC, Inc.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, and its Investment Committee, which currently consists of Leonard M. Tannenbaum, our chief executive officer and managing partner of our investment adviser, Bernard D. Berman, our president, chief compliance officer and secretary and a partner of our investment adviser and Ivelin M. Dimitrov, our chief investment officer and a partner of our investment adviser. For more information regarding the business experience of Messrs. Tannenbaum, Berman, Dimitrov and Frank, see “Business — The Investment Adviser,” “Management — Biographical Information — Interested Directors” and “— Non-Director Executive Officers.”

Investment Personnel

Our investment adviser’s investment personnel consists of its portfolio managers and principals, Messrs. Tannenbaum, Berman, Dimitrov, Alva, Zmijeski and Frank, who, in addition to our investment adviser’s Investment Committee, are primarily responsible for the day-to-day management of our portfolio.

The portfolio managers of our investment adviser will not be employed by us, and will receive no compensation from us in connection with their activities. The portfolio managers receive compensation that includes an annual base salary, an annual individual performance bonus, contributions to 401(k) plans, and a portion of the incentive fee or carried interest earned in connection with their services.

As of September 30, 2011, the portfolio managers of our investment adviser were also responsible for the day-to-day portfolio management of Fifth Street Mezzanine Partners II, L.P., a private investment fund that as of that date had total commitments of $157.1 million and assets of approximately $36.1 million. Fifth Street Mezzanine Partners II, L.P. and Fifth Street have similar investment objectives, however, Fifth Street Mezzanine Partners II, L.P. generally is fully committed and, other than follow-on investments in existing portfolio companies, is no longer making investments. However, the portfolio managers of our investment adviser could face conflicts of interest in the allocation of investment opportunities to Fifth Street and Fifth Street Mezzanine Partners II, L.P. in certain circumstances.

Below are the biographies for the portfolio managers whose biographies are not included elsewhere in this prospectus.

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Juan E. Alva.     Mr. Alva is a partner of our investment adviser. Mr. Alva joined our investment adviser in January 2007 and is responsible for deal origination in the Western United States. From March 1993 to January 2000, he worked at Goldman, Sachs & Co., in its investment banking division, focusing on mergers & acquisitions and corporate finance transactions. Mr. Alva was also chief financial officer of ClickServices.com, Inc., a software company, from 2000 to 2002, and most recently, from 2003 to 2006 he was a senior investment banker at Trinity Capital LLC, a boutique investment bank focused on small-cap transactions. Mr. Alva graduated from the University of Pennsylvania with a B.S. from the Wharton School and a B.S.E. from the School of Engineering and Applied Science.

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Casey J. Zmijeski.     Mr. Zmijeski has been a partner of our investment adviser since June 2010. Mr. Zmijeski is responsible for developing private equity sponsor relationships and originating loans in the Eastern Region of the United States. Mr. Zmijeski joined our investment adviser in September 2009 after spending nearly four years at Churchill Financial in New York where he was responsible for originating and structuring debt financing opportunities for middle market private equity firms from 2006 to 2009. Mr. Zmijeski held similar responsibilities with CapitalSource in New York from 2003 to 2006. From 1999 to 2003, Mr. Zmijeski worked at Heller Financial and GE Capital in their middle market leveraged finance groups. Prior to this time, Mr. Zmijeski spent over seven years with ING as a member of their Merchant Banking Group and Corporate Finance Advisory Group. Mr. Zmijeski graduated from Emory University with an M.B.A. in Finance and has an A.B. in Anthropology from Duke University.

The table below shows the dollar range of shares of common stock beneficially owned by each portfolio manager of our investment adviser as of September 30, 2011.

Name of Portfolio Manager	Dollar Range of Equity Securities in Fifth Street(1)(2)(3)
Leonard M. Tannenbaum	Over $1,000,000
Bernard D. Berman	$100,001 — $500,000
Ivelin M. Dimitrov	$100,001 — $500,000
Juan E. Alva	$100,001 — $500,000
Casey J. Zmijeski	$50,001 — $100,000
Alexander C. Frank	$50,001 — $100,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned is based on a stock price of $9.32 per share as of September 30, 2011.

(3)	The dollar range of equity securities beneficially owned are: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

INVESTMENT ADVISORY AGREEMENT

Overview of Our Investment Adviser

Management Services

Our investment adviser, Fifth Street Management, is registered as an investment adviser under the Investment Advisers Act of 1940, or the “Advisers Act.” Our investment adviser serves pursuant to the investment advisory agreement in accordance with the 1940 Act. Subject to the overall supervision of our Board of Directors, our investment adviser manages our day-to-day operations and provides us with investment advisory services. Under the terms of the investment advisory agreement, our investment adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	determines what securities we purchase, retain or sell;

•	identifies, evaluates and negotiates the structure of the investments we make; and

•	executes, monitors and services the investments we make.

Our investment adviser’s services under the investment advisory agreement may not be exclusive and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

We pay our investment adviser a fee for its services under the investment advisory agreement consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee payable to our investment adviser and any incentive fees earned by our investment adviser will ultimately be borne by our common stockholders.

Base Management Fee

The base management fee is calculated at an annual rate of 2% of our gross assets, which includes any borrowings for investment purposes and excludes cash and cash equivalents (as defined in the notes to our Consolidated Financial Statements). The base management fee is payable quarterly in arrears, and is calculated based on the value of our gross assets at the end of each fiscal quarter, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during such quarter. The base management fee for any partial month or quarter will be appropriately pro rated.

Incentive Fee

The incentive fee has two parts. The first part is calculated and payable quarterly in arrears based on our “Pre-Incentive Fee Net Investment Income” for the immediately preceding fiscal quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement with FSC, Inc., and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2% per quarter (8% annualized), subject to a “catch-up” provision measured as of the end of each fiscal quarter. Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to our Pre-Incentive Fee Net Investment Income for each quarter is as follows:

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no incentive fee is payable to the investment adviser in any fiscal quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”);

•

100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when our Pre- Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and

•

20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the investment adviser once the hurdle is reached and the catch-up is achieved.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date) and equals 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined as of September 30, 2008 was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

Example 1: Income Related Portion of Incentive Fee for Each Fiscal Quarter

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 2%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses) = 0.55%

Pre-Incentive Fee Net Investment Income does not exceed hurdle rate, therefore there is no income-related incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.9%

Hurdle rate(1) = 2%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses) = 2.2%

Incentive fee	=	100% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)
	=	100% × (2.2% – 2%)
	=	0.2%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, but does not fully satisfy the “catch-up” provision, therefore the income related portion of the incentive fee is 0.2%.

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.5%

Hurdle rate(1) = 2%

Management fee(2) = 0.5%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.2%

Pre-Incentive Fee Net Investment Income

(investment income – (management fee + other expenses) = 2.8%

Incentive fee = 100% × Pre-Incentive Fee Net Investment Income (subject to “catch-up”)(4)

Incentive fee = 100% × “catch-up” + (20% × (Pre-Incentive Fee Net Investment Income – 2.5%))

Catch up	=	2.5% – 2%
	=	0.5%

Incentive fee	=	(100% × 0.5%) + (20% × (2.8% – 2.5%))
	=	0.5% + (20% × 0.3%)
	=	0.5% + 0.06%
	=	0.56%

Pre-Incentive Fee Net Investment Income exceeds the hurdle rate, and fully satisfies the “catch-up” provision, therefore the income related portion of the incentive fee is 0.56%.

(1)	Represents 8% annualized hurdle rate.

(2)	Represents 2% annualized base management fee.

(3)	Excludes organizational and offering expenses.

(4)	The “catch-up” provision is intended to provide our investment adviser with an incentive fee of 20% on all Pre- Incentive Fee Net Investment Income as if a hurdle rate did not apply when our net investment income exceeds 2.5% in any fiscal quarter.

Example 2: Capital Gains Portion of Incentive Fee(*):

Alternative 1:

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million

Year 3: FMV of Investment B determined to be $25 million

Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

Year 1: None

Year 2: Capital gains incentive fee of $6 million — ($30 million realized capital gains on sale of Investment A multiplied by 20%)

Year 3: None — $5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2)

Year 4: Capital gains incentive fee of $200,000 — $6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains incentive fee taken in Year 2)

Alternative 2

Assumptions

Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

Year 4: FMV of Investment B determined to be $24 million

Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

Year 1: None

Year 2: $5 million capital gains incentive fee — 20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B)

Year 3: $1.4 million capital gains incentive fee(1) — $6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains incentive fee received in Year 2

Year 4: None

Year 5: None — $5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains incentive fee paid in Year 2 and Year 3(2)

*	The hypothetical amounts of returns shown are based on a percentage of our total net assets and assume no leverage. There is no guarantee that positive returns will be realized and actual returns may vary from those shown in this example.

(1)	As illustrated in Year 3 of Alternative 1 above, if Fifth Street were to be wound up on a date other than its fiscal year end of any year, Fifth Street may have paid aggregate capital gains incentive fees that are more than the amount of such fees that would be payable if Fifth Street had been wound up on its fiscal year end of such year.

(2)	As noted above, it is possible that the cumulative aggregate capital gains fee received by our investment adviser ($6.4 million) is effectively greater than $5 million (20% of cumulative aggregate realized capital gains less net realized capital losses or net unrealized depreciation ($25 million)).

Payment of Our Expenses

Our primary operating expenses are the payment of a base management fee and any incentive fees under the investment advisory agreement and the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement. Our investment management fee compensates our investment adviser for its work in identifying, evaluating, negotiating, executing and servicing our investments. We bear all other expenses of our operations and transactions, including (without limitation) fees and expenses relating to:

•	offering expenses;

•	the investigation and monitoring of our investments;

•	the cost of calculating our net asset value;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	management and incentive fees payable pursuant to the investment advisory agreement;

•	fees payable to third parties relating to, or associated with, making investments and valuing investments (including third-party valuation firms);

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts (including attendance at investment conferences and similar events);

•	federal and state registration fees;

•	any exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	costs of proxy statements, stockholders’ reports and notices;

•	costs of preparing government filings, including periodic and current reports with the SEC;

•	fidelity bond, liability insurance and other insurance premiums; and

•

printing, mailing, independent accountants and outside legal costs and all other direct expenses incurred by either our investment adviser or us in connection with administering our business, including payments under the administration agreement that will be based upon our allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement and the compensation of our chief financial officer and chief compliance officer, and their staff. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer, Bernard D. Berman, given his compensation arrangement with our investment adviser. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future.

Duration and Termination

The investment advisory agreement was first approved by our Board of Directors on December 13, 2007 and by a majority of the limited partners of Fifth Street Mezzanine Partners III, L.P. through a written consent first solicited on December 14, 2007. On March 14, 2008, our Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, approved an amendment to the investment advisory agreement that revised the investment advisory agreement to clarify the calculation of the base management fee. Such amendment was also approved by a majority of our outstanding voting securities through a written consent first solicited on April 7, 2008. At a meeting of the Board held on March 1, 2011, the Board, including a majority of the independent directors, approved the annual continuation of the investment advisory agreement, and then on May 2, 2011, the investment advisory agreement was further amended, as approved by the Board, to memorialize our investment adviser’s waiver of management fees on any assets held in the form of cash and cash equivalents. Unless earlier terminated as described below, the investment advisory agreement, as amended, will remain in effect for a period of two years from the date it was approved by the Board of Directors and will remain in effect from year-to-year thereafter if approved annually by the Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment advisory agreement will automatically terminate in the event of its assignment. The investment advisory agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. The investment advisory agreement may also be terminated, without penalty, upon the vote of a majority of our outstanding voting securities.

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our investment adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our investment adviser’s services under the investment advisory agreement or otherwise as our investment adviser.

Organization of our Investment Adviser

Our investment adviser is a Delaware limited liability company that registered as an investment adviser under the Advisers Act. The principal address of our investment adviser is 10 Bank Street, 12th Floor, White Plains, NY 10606.

Board Approval of the Investment Advisory Agreement

At a meeting of our Board of Directors held on March 1, 2011, our Board of Directors unanimously voted to approve the investment advisory agreement. In reaching a decision to approve the investment advisory agreement, the Board of Directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by Fifth Street Management;

•	the fee structures of comparable externally managed business development companies that engage in similar investing activities;

•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

•

any existing and potential sources of indirect income to Fifth Street Management from its relationship with us and the profitability of that relationship, including through the investment advisory agreement;

•	information about the services to be performed and the personnel performing such services under the investment advisory agreement;

•	the organizational capability and financial condition of Fifth Street Management and its affiliates; and

•	various other matters.

Based on the information reviewed and the discussions detailed above, the Board of Directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that the investment advisory fee rates and terms are reasonable in relation to the services provided and approved the investment advisory agreement and the administration agreement as being in the best interests of our stockholders.

ADMINISTRATION AGREEMENT

We have also entered into an administration agreement with FSC, Inc. under which FSC, Inc. provides administrative services for us, including office facilities and equipment and clerical, bookkeeping and record-keeping services at such facilities. Under the administration agreement, FSC, Inc. also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, FSC, Inc. assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we reimburse FSC, Inc. the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief financial officer and chief compliance officer, and their staff. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer, Bernard D. Berman, given his compensation arrangement with our investment adviser. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. FSC, Inc. may also provide on our behalf managerial assistance to our portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, FSC, Inc. and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of services under the administration agreement or otherwise as administrator for us.

LICENSE AGREEMENT

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we will have a right to use the “Fifth Street” name, for so long as Fifth Street Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into an investment advisory agreement with Fifth Street Management, our investment adviser. Fifth Street Management is controlled by Leonard M. Tannenbaum, its managing member and the chairman of our Board and our chief executive officer. In addition, Bernard D. Berman, our president, chief compliance officer and secretary, and Ivelin M. Dimitrov, our chief investment officer, are partners of our investment adviser. Pursuant to the investment advisory agreement, fees payable to our investment adviser will be equal to (a) a base management fee of 2.0% of the value of our gross assets, which includes any borrowings for investment purposes and excludes cash and cash equivalents and (b) an incentive fee based on our performance. The incentive fee consists of two parts. The first part is calculated and payable quarterly in arrears and equals 20% of our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, subject to a preferred return, or “hurdle,” and a “catch up” feature. The second part is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement) and equals 20% of our “Incentive Fee Capital Gains,” which equals our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee.

The investment advisory agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. Since we entered into the investment advisory agreement in December 2007, we have paid our investment adviser $8.4 million, $13.7 million, $20.0 million and $36.5 million for the fiscal years ended September 30, 2008, 2009, 2010 and 2011 respectively, under the investment advisory agreement.

Pursuant to the administration agreement with FSC, Inc., which is controlled by Mr. Tannenbaum, FSC, Inc. will furnish us with the facilities and administrative services necessary to conduct our day-to-day operations, including equipment, clerical, bookkeeping and recordkeeping services at such facilities. In addition, FSC, Inc. will assist us in connection with the determination and publishing of our net asset value, the preparation and filing of tax returns and the printing and dissemination of reports to our stockholders. We will pay FSC, Inc. our allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, including a portion of the rent and the compensation of our chief financial officer and our chief compliance officer, and their staff. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for us by our chief compliance officer, Bernard D. Berman. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. The administration agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other. Since we entered into the administration agreement in December 2007, we have paid FSC, Inc. $1.6 million, $1.3 million, $2.0 million and $2.9 million for the fiscal years ended September 30, 2008, 2009, 2010 and 2011 respectively, under the administration agreement.

We have also entered into a license agreement with Fifth Street Capital LLC pursuant to which Fifth Street Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Fifth Street.” Under this agreement, we will have a right to use the “Fifth Street” name, for so long as Fifth Street Management LLC or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Fifth Street” name. Fifth Street Capital LLC is controlled by Mr. Tannenbaum, its managing member.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of September 30, 2011, the beneficial ownership of each director, each executive officer, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 72,375,832 shares of common stock outstanding as of September 30, 2011.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the company. The company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of Fifth Street Finance Corp. as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”). Unless otherwise indicated, the address of all executive officers and directors is c/o Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606.

Name	Number of Shares Owned Beneficially	Percentage
Interested Directors:
Leonard M. Tannenbaum(1)	1,829,169	2.53%
Bernard D. Berman(2)	14,968	*
Independent Directors:
Brian S. Dunn(3)	9,000	*
Richard P. Dutkiewicz(3)	2,200	*
Byron J. Haney(4)	10,000	*
Frank C. Meyer	122,183	*
Douglas F. Ray.	2,500	*
Executive Officers:
Alexander C. Frank	10,000	*
Ivelin M. Dimitrov	10,870	*
All officers and directors as a group (nine persons)	2,010,890	2.78%

*	Represents less than 1%.

(1)	The total number of shares reported includes: 1,829,169 shares of which Mr. Tannenbaum is the direct beneficial owner; 556,301 shares which Mr. Tannenbaum holds in a margin account; and 20,000 shares owned by the Leonard M. Tannenbaum Foundation, a 501(c)(3) corporation for which Mr. Tannenbaum serves as the President. With respect to the 20,000 shares held by the Leonard M. Tannenbaum Foundation, Mr. Tannenbaum has sole voting and investment power over all such shares, but has no pecuniary interest in, and expressly disclaims beneficial ownership of, the shares.

(2)	Includes 14,600 shares held in margin accounts.

(3)	Shares are held in a brokerage account and may be used as security on a margin basis.

(4)	Includes 5,000 shares held in a margin account.

The following table sets forth, as of September 30, 2011, the dollar range of our equity securities that is beneficially owned by each of our directors and nominees for director. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Leonard M. Tannenbaum	Over $1,000,000
Bernard D. Berman	$100,001 — $500,000
Independent Directors:
Brian S. Dunn	$50,001 — $100,000
Richard P. Dutkiewicz	$10,001 — $50,000
Byron J. Haney	$50,001 — $100,000
Frank C. Meyer	Over $1,000,000
Douglas F. Ray	$10,001 — $50,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $9.32 on September 30, 2011 on the New York Stock Exchange.

(3)	The dollar range of equity securities beneficially owned are: none, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, $100,001 — $500,000, $500,001 — $1,000,000, or over $1,000,000.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have their cash distributions reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than 3 days prior to the dividend payment date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 3 days prior to the dividend payment date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election. If the shareholder request is received less than 3 days prior to the dividend payment date then that dividend will be reinvested. However, all subsequent dividends will be paid out in cash on all balances.

We intend to use newly issued shares to implement the plan when our shares are trading at a premium to net asset value. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the greater of (a) the current net asset value per share of our common stock, and (b) 95% of the market price per share of our common stock at the close of trading on the payment date fixed by our Board of Directors. Market price per share on that date will be the closing price for such shares on the NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. We reserve the right to purchase shares in the open market in connection with our implementation of the plan if either (1) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (2) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in the per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. Shares purchased in open market transactions by the plan administrator will be allocated to a stockholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased in the open market.

There will be no brokerage charges or other charges for dividend reinvestment to stockholders who participate in the plan. We will pay the plan administrator’s fees under the plan. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive distributions in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, such stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, New York, New York, 10269-0560, or by calling the plan administrators at 1-866-665-2281.

We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 6201 15th Avenue, Brooklyn, New York, 11219, or by telephone at 1-866-665-2280.

DESCRIPTION OF OUR CAPITAL STOCK

The following description summarizes material provisions of the Delaware General Corporation Law and our restated certificate of incorporation and amended and restated bylaws. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law and our restated certificate of incorporation and amended and restated bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 150,000,000 shares of common stock, par value $0.01 per share, of which 72,375,832 shares were outstanding as of September 30, 2011.

Our common stock is listed on the NASDAQ Global Select Market under the ticker symbol “FSC.” No stock has been authorized for issuance under any equity compensation plans. Under Delaware law, our stockholders generally will not be personally liable for our debts or obligations.

Set forth below is chart describing the classes of our equity securities outstanding as of September 30, 2011:

(1)	(2)	(3)	(4)
Title of Class	Amount Authorized	Amount Held by us or for Our Account	Amount Outstanding Exclusive of Amount Under Column 3
Common Stock	150,000,000	—	72,375,832

Under the terms of our restated certificate of incorporation, all shares of our common stock will have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefore. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. The holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able to elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Under our restated certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our restated certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

Our restated certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of Fifth Street or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock.

Our restated certificate of incorporation and amended and restated bylaws provide that:

•	the Board of Directors be divided into three classes, as nearly equal in size as possible, with staggered three- year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and

•	any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the Board of Directors, may only be filled by vote of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our restated certificate of incorporation and amended and restated bylaws also provide that:

•

any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by our Board of Directors, chairman or chief executive officer.

Our amended and restated bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under our amended and restated bylaws and our restated certificate of incorporation, the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote will be required to amend or repeal any of the provisions of our amended and restated bylaws.

However, the vote of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal any provision of our restated certificate of incorporation pertaining to the Board of Directors, limitation of liability, indemnification, stockholder action or amendments to our certificate of incorporation. In addition, our restated certificate of incorporation permits our Board of Directors to amend or repeal our amended and restated bylaws by a majority vote.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•

A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust; or

•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A nonresident alien individual;

•	A foreign corporation; or

•	An estate or trust that in either case is not subject to U.S. federal income tax on a net income basis on income or gain from a note.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a business development company, we have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, beginning with our 2008 taxable year. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

For any taxable year in which we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement,

we generally will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

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derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

Qualified earnings may exclude such income as management fees received in connection with our SBIC or other potential outside managed funds and certain other fees.

Pursuant to a recent revenue procedure issued by the IRS, the IRS has indicated that it will treat distributions from certain publicly traded RICs (including BDCs) that are paid part in cash and part in stock as dividends that would satisfy the RIC’s annual distribution requirements and qualify for the dividends paid deduction for income tax purposes. In order to qualify for such treatment, the revenue procedure requires that at least 10% of the total distribution be paid in cash and that each shareholder have a right to elect to receive its entire distribution in cash. If the number of shareholders electing to receive cash would cause cash distributions in excess of 10%, then each shareholder electing to receive cash would receive a proportionate share of the cash to be distributed (although no shareholder electing to receive cash may receive less than 10% of such shareholder’s distribution in cash). This revenue procedure applies to distributions made with respect to taxable years ending prior to January 1, 2012. Taxable stockholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. In situations where this revenue procedure is not applicable, the Internal Revenue Service has also issued private letter rulings on cash/stock dividends paid by RICs and real estate investment trusts using a 20% cash standard (instead of the 10% cash standard of the revenue procedure) if certain requirements are satisfied. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest, deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock, or certain income with respect to equity investments in foreign corporations. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are prohibited from making distributions or are unable to obtain cash from other sources to make the distributions, we may fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

In addition, we will be partially dependent on our SBIC subsidiary for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC subsidiary may be limited by the Small Business Investment Act of 1958, and SBA regulations governing SBICs, from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC subsidiary to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver. If our SBIC subsidiary is unable to obtain a waiver, compliance with the SBA regulations may cause us to fail to qualify as a RIC, which would result in us becoming subject to corporate-level federal income tax.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Any transactions in options, futures contracts, constructive sales, hedging, straddle, conversion or similar transactions, and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses). If our expenses in a given year exceed gross taxable income (e.g., as the result of large amounts of equity-

based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions.

Investment income received from sources within foreign countries, or capital gains earned by investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle us to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of our assets to be invested within various countries is not now known. We do not anticipate being eligible for the special election that allows a RIC to treat foreign income taxes paid by such RIC as paid by its shareholders.

If we acquire stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), We could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by us is timely distributed to our shareholders. We would not be able to pass through to our shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires us to recognize taxable income or gain without the concurrent receipt of cash. We intend to limit and/or manage our holdings in passive foreign investment companies to minimize our tax liability.

Foreign exchange gains and losses realized by us in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to our stockholders. Any such transactions that are not directly related to our investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which a RIC must derive at least 90% of its annual gross income.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us in taxable years beginning before January 1, 2013 to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 15%, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) made in taxable years beginning before January 1, 2013 and properly reported by us as “capital gain dividends” in written statements furnished to our stockholders will be taxable to a U.S. stockholder as long- term capital gains that are currently taxable at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of the deduction for ordinary income and capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In general, U.S. stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses) recognized in taxable years beginning before January 1, 2013, including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. stockholders. The maximum rate on long-term capital gains for U.S. stockholders taxed at individual rates is scheduled to return to 20% for tax years beginning after December 31, 2012. In addition, for taxable years beginning after December 31, 2012, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the Internal Revenue Service, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any U.S. stockholder (other than a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U. S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. stockholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends and proceeds of sale of our common stock paid after December 31, 2012 if certain disclosure requirements related to U.S. accounts are not satisfied.

Dividend Reinvestment Plan    We have adopted a dividend reinvestment plan through which all dividend distributions are paid to our stockholders in the form of additional shares of our common stock, unless a stockholder elects to receive cash in accordance with the terms of the plan. See “Dividend Reinvestment Plan”. Any distributions made to a U.S. stockholder that are reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

However, for taxable years beginning before January 1, 2012, no withholding will be required with respect to certain distributions if (i) the distributions are properly reported to our stockholders as “interest-related dividends” or “short-term capital gain dividends” in written statements to our stockholders, (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions will be reported as eligible for this proposed exemption from withholding. No assurance can be provided that this exemption will be extended for tax years beginning after December 31, 2011. Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder.

The tax consequences to Non-U.S. stockholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the United States for 183 days or more during a taxable year may be different from those described herein. Non-U.S. stockholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Recently enacted legislation generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after December 31, 2013 and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2014. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30%

withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions are applicable (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets).

If we were unable to qualify for treatment as a RIC and the foregoing relief provisions are not applicable, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions made in taxable years beginning on or before December 31, 2012 would be taxable to our stockholders as ordinary dividend income that, subject to certain limitations, may be eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits provided certain holding period and other requirements were met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

REGULATION

Business Development Company Regulations

We have elected to be regulated as a business development company under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of our outstanding voting securities are present or represented by proxy or (ii) 50% of our voting securities.

As a business development company, we will not generally be permitted to invest in any portfolio company in which our investment adviser or any of its affiliates currently have an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC. We currently do not intend to apply for an exemptive order that would permit us to co-invest with vehicles managed by our investment adviser or its affiliates.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

(i) does not have any class of securities that is traded on a national securities exchange;

(ii) has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

(iii) is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

(iv) is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company that we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement (which is substantially similar to a secured loan) involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we may be prohibited from making distribution to our stockholders or repurchasing such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company and RIC affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth” and “ — Because we borrow money, the potential for loss on amounts invested in us will be magnified and may increase the risk of investing in us.”

Common Stock

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital or borrow for investment purposes, which may have a negative effect on our growth.”

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and we have also approved the investment adviser’s code of ethics that was adopted by it under Rule 17j-1 under the 1940 Act and Rule 204A-1 of the Advisers Act. These codes establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may also read and copy the codes of ethics at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the codes of ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. and are available at our corporate governance webpage at http://ir.fifthstreetfinance.com/governance.cfm.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. Our chief compliance officer is responsible for administering these policies and procedures.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our investment adviser. The proxy voting policies and procedures of our investment adviser are set forth below. The guidelines are reviewed periodically by our investment adviser and our non-interested directors, and, accordingly, are subject to change.

Introduction

As an investment adviser registered under the Investment Advisers Act of 1940, our investment adviser has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, it recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of our investment adviser are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

Our investment adviser will vote proxies relating to our securities in the best interest of our stockholders. It will review on a case-by-case basis each proposal submitted for a stockholder vote to determine its impact on the portfolio securities held by us. Although our investment adviser will generally vote against proposals that may have a negative impact on our portfolio securities, it may vote for such a proposal if there exists compelling long-term reasons to do so.

The proxy voting decisions of our investment adviser are made by the officers who are responsible for monitoring each of our investments. To ensure that its vote is not the product of a conflict of interest, our investment adviser will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision-making process or vote administration are prohibited from revealing how our investment adviser intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy voting records

You may obtain information, without charge, regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, 10 Bank Street, 12th Floor, White Plains, NY 10606.

Other

We will be subject to periodic examination by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Securities Exchange Act and Sarbanes-Oxley Act Compliance

We are subject to the reporting and disclosure requirements of the Exchange Act, including the filing of quarterly, annual and current reports, proxy statements and other required items. In addition, we are subject to the Sarbanes-Oxley Act, which imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer are required to certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports are required to disclose our conclusions about the effectiveness of our disclosure controls and procedures; and

•

pursuant to Rule 13a-15 of the Exchange Act, our management will be required to prepare a report regarding its assessment of our internal control over financial reporting. Our independent registered public accounting firm will be required to audit our internal control over financial reporting.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We intend to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Small Business Investment Company Regulations

In August 2009, we formed Fifth Street Mezzanine Partners IV, L.P. In February 2010, Fifth Street Mezzanine Partners IV, L.P. received final approval to be licensed by the United States Small Business Administration, or SBA, as a small business investment company, or SBIC.

The SBIC license allows our SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to “smaller” concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

SBA regulations currently limit the amount that our SBIC subsidiary may borrow up to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. As of September 30, 2011, our SBIC subsidiary had $75 million in regulatory capital and the SBA had issued a capital commitment to our SBIC subsidiary in the amount of $150 million.

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, our SBIC subsidiary may also be limited in its ability to make distributions to us if it does not have sufficient capital, in accordance with SBA regulations.

Our SBIC subsidiary is subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that our SBIC subsidiary will receive SBA guaranteed debenture funding, which is dependent upon our SBIC subsidiary continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to our SBIC subsidiary’s assets over our stockholders in the event we liquidate our SBIC subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiary upon an event of default.

On May 27, 2011, we received a letter from the Investment Division of the SBA that invited us to continue moving forward with our application to obtain an SBIC license for another one of our wholly-owned subsidiaries. Although our application for this license is subject to the SBA’s approval, we remain cautiously optimistic that we will complete the licensing process. However, there can be no assurance that the SBA will approve the issuance of an SBIC license to another one of our wholly-owned subsidiaries. If we are able to successfully obtain such an additional SBIC license, we would have similar relief from the 200% asset coverage ratio limitation as described above with respect to the SBIC debt securities issued by such SBIC subsidiary.

The NASDAQ Global Select Market Corporate Governance Regulations

The NASDAQ Global Select Market has adopted corporate governance regulations that listed companies must comply with. We are in compliance with such corporate governance regulations applicable to business development companies.

PLAN OF DISTRIBUTION

We may sell our common stock through underwriters or dealers, “at the market” to or through a market maker or into an existing trading market or otherwise, directly to one or more purchasers or through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of our common stock will also be named in the applicable prospectus supplement.

The distribution of our common stock may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions and discounts or agency fees, must equal or exceed the net asset value per share of our common stock.

In connection with the sale of our common stock, underwriters or agents may receive compensation from us or from purchasers of our common stock, for whom they may act as agents, in the form of discounts, concessions or commissions.

Underwriters may sell our common stock to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our common stock may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our common stock may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell common stock covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any of our common stock sold pursuant to a prospectus supplement will be listed on the NASDAQ Global Select Market, or another exchange on which our common stock is traded.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our common stock may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our common stock from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our common stock shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our common stock may not be sold unless it has been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our portfolio securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: U.S. Bank National Association, 214 N Tryon Street, 27th Floor, Charlotte, NC 28202. American Stock Transfer & Trust Company acts as our transfer agent, distribution paying agent and registrar for our common stock. The principal business address of our transfer agent is 59 Maiden Lane, New York, NY 10038, telephone number: (212) 936-5100.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we expect to infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

The validity of the shares of common stock offered by this prospectus and certain other legal matters will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement, if any.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of September 30, 2011 and 2010 and for each of the two years in the period ended September 30, 2011, included in this prospectus, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as stated in their report appearing herein.

The consolidated financial statements as of September 30, 2009 and for the year ended September 30, 2009 included in this registration statement and prospectus, have been audited by Grant Thornton LLP, our former independent registered public accounting firm, as stated in their report appearing herein.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On February 11, 2010, we dismissed Grant Thornton LLP as our independent registered public accounting firm. During the fiscal year ended September 30, 2009 and through February 11, 2010, there were no disagreements between us and Grant Thornton LLP with respect to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make reference to the subject matter of such disagreements in its report on the financial statements for such year.

On February 11, 2010, we engaged PricewaterhouseCoopers LLP as our new independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending September 30, 2010.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus or any prospectus supplement. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus or any prospectus supplement.

We file with or submit to the SEC annual, quarterly and current reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC, which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of Fifth Street and its affiliated companies. This notice supersedes any other privacy notice you may have received from Fifth Street.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, number of shares you hold and your social security number. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	Authorized Employees of Our Investment Adviser. It is our policy that only authorized employees of our investment adviser who need to know your personal information will have access to it.

•

Service Providers.    We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•

Courts and Government Officials.    If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Fifth Street Finance Corp.:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations, changes in net assets and cash flows, present fairly, in all material respects, the financial position of Fifth Street Finance Corp. (“the Company”) at September 30, 2011 and September 30, 2010, and the results of its operations, its changes in net assets and its cash flows for each of the two years in the period ended September 30, 2011, in conformity with accounting principles generally accepted in the United States of America. In addition, in our opinion, the financial statement schedule listed in the index appearing under Item 15(2) presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. These financial statements and financial statement schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities at September 30, 2011 by correspondence with the custodian, and where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/    PricewaterhouseCoopers LLP

New York, New York

November 29, 2011

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders of

Fifth Street Finance Corp.

We have audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Fifth Street Finance Corp. (a Delaware corporation) (the “Company”) as of September 30, 2009 (not included herein), and the related consolidated statements of operations, changes in net assets, and cash flows and the financial highlights (included in Note 12), for the year ended September 30, 2009. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included physical inspection or confirmation of securities owned as of September 30, 2009. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fifth Street Finance Corp. as of September 30, 2009, and the results of operations, changes in net assets and its cash flows and financial highlights. for the year ended September 30, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/    GRANT THORNTON LLP

New York, New York

December 9, 2009

Fifth Street Finance Corp.

Consolidated Statements of Assets and Liabilities

(in thousands, except per share amounts)

	September 30, 2011	September 30, 2010
ASSETS
Investments at Fair Value:
Control investments (cost September 30, 2011: $13,726; cost September 30, 2010: $12,195)	$14,500	$3,700
Affiliate investments (cost September 30, 2011: $34,182; cost September 30, 2010: $50,134)	25,897	47,222
Non-control/Non-affiliate investments (cost September 30, 2011: $1,108,174; cost September 30, 2010: $530,168)	1,079,440	512,899

Total Investments at Fair Value (cost September 30, 2011: $1,156,082; cost September 30, 2010: $592,497)	1,119,837	563,821
Cash and cash equivalents	67,644	76,765
Interest and fees receivable	6,752	3,814
Due from portfolio company	552	103
Deferred financing costs	14,668	5,466
Collateral posted to bank and other assets	264	1,957

Total Assets	$1,209,717	$651,926

LIABILITIES AND NET ASSETS

Liabilities:
Accounts payable, accrued expenses and other liabilities	$1,175	$1,322
Base management fee payable	5,710	2,876
Incentive fee payable	4,997	2,859
Due to FSC, Inc.	1,480	1,083
Interest payable	4,669	283
Payments received in advance from portfolio companies	35	1,331
Credit facilities payable	178,024	—
SBA debentures payable	150,000	73,000
Convertible senior notes payable	135,000	—

Total Liabilities	481,090	82,754

Net Assets:
Common stock, $0.01 par value, 150,000 shares authorized, 72,376 and 54,550 shares issued and outstanding at September 30, 2011 and September 30, 2010	724	546
Additional paid-in-capital	829,620	619,760
Net unrealized depreciation on investments and interest rate swap	(35,976)	(29,449)
Net realized loss on investments and interest rate swap	(63,485)	(33,091)
Accumulated undistributed (overdistributed) net investment income	(2,256)	11,406

Total Net Assets	728,627	569,172

Total Liabilities and Net Assets	$1,209,717	$651,926

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Operations

(in thousands, except per share amounts)

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Interest income:
Control investments	$89	$183	$—
Affiliate investments	4,265	7,619	10,633
Non-control/Non-affiliate investments	90,224	46,090	27,931
Interest on cash and cash equivalents	19	237	209

Total interest income	94,597	54,129	38,773

PIK interest income:
Control investments	347	—	—
Affiliate investments	989	1,227	1,634
Non-control/Non-affiliate investments	12,339	8,777	5,821

Total PIK interest income	13,675	10,004	7,455

Fee income:
Control investments	127	—	—
Affiliate investments	667	1,433	1,102
Non-control/Non-affiliate investments	15,888	4,538	2,440

Total fee income	16,682	5,971	3,542

Dividend and other income:
Non-control/Non-affiliate investments	211	434	23
Other income	—	—	35

Total dividend and other income	211	434	58

Total investment income	125,165	70,538	49,828

Expenses:
Base management fee	19,656	10,002	6,061
Incentive fee	16,782	10,756	7,841
Professional fees	2,709	1,349	1,493
Board of Directors fees	452	278	310
Interest expense	15,137	1,929	637
Administrator expense	1,699	1,322	796
General and administrative expenses	3,083	2,605	1,500

Total expenses	59,518	28,241	18,638
Base management fee waived	—	(727)	(172)

Net expenses	59,518	27,514	18,466

Gain on extinguishment of convertible senior notes	1,480	—	—

Net investment income	67,127	43,024	31,362
Unrealized appreciation (depreciation) on interest rate swap	773	(773)	—
Realized loss on interest rate swap	(1,335)	—	—
Unrealized appreciation (depreciation) on investments:
Control investments	9,437	(2,141)	(1,792)
Affiliate investments	(5,374)	3,294	286
Non-control/Non-affiliate investments	(11,362)	(2,207)	(9,289)

Net unrealized depreciation on investments	(7,299)	(1,054)	(10,795)

Realized loss on investments:
Control investments	(7,806)	—	—
Affiliate investments	(14,146)	(6,937)	(4,000)
Non-control/Non-affiliate investments	(7,107)	(11,844)	(10,373)

Total realized loss on investments	(29,059)	(18,781)	(14,373)

Net increase in net assets resulting from operations	$30,207	$22,416	$6,194

Net Investment Income per common share — basic	$1.05	$0.95	$1.27
Earnings per common share — basic	$0.47	$0.49	$0.25
Weighted average common shares outstanding — basic	64,057	45,441	24,654
Net Investment Income per common share — diluted	$1.01	$0.95	$1.27
Earnings per common share — diluted	$0.47	$0.49	$0.25
Weighted average common shares outstanding — diluted	68,716	45,441	24,654

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Changes in Net Assets

(in thousands, except per share amounts)

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Operations:
Net investment income	$67,127	$43,024	$31,362
Net unrealized depreciation on investments and interest rate swap	(6,526)	(1,827)	(10,795)
Net realized loss on investments and interest rate swap	(30,394)	(18,781)	(14,373)

Net increase in net assets resulting from operations	30,207	22,416	6,194

Stockholder transactions:
Distributions to stockholders	(80,790)	(43,737)	(29,592)

Net decrease in net assets from stockholder transactions	(80,790)	(43,737)	(29,592)

Capital share transactions:
Issuance of common stock, net	205,947	178,018	137,625
Issuance of common stock under dividend reinvestment plan	4,091	1,919	2,455
Repurchases of common stock	—	—	(462)

Net increase in net assets from capital share transactions	210,038	179,937	139,618

Total increase in net assets	159,455	158,616	116,220
Net assets at beginning of period	569,172	410,556	294,336

Net assets at end of period	$728,627	$569,172	$410,556

Net asset value per common share	$10.07	$10.43	$10.84

Common shares outstanding at end of period	72,376	54,550	37,879

See notes to Consolidated Financial Statements.

Fifth Street Finance Corp.

Consolidated Statements of Cash Flows

(in thousands, except per share amounts)

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Cash flows from operating activities:
Net increase in net assets resulting from operations	$30,207	$22,416	$6,194
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Gain on extinguishment of convertible senior notes	(1,480)	—	—
Net unrealized depreciation on investments and interest rate swap	6,526	1,827	10,795
Net realized losses on investments and interest rate swap	30,394	18,780	14,373
PIK interest income	(13,675)	(10,004)	(7,455)
Recognition of fee income	(16,681)	(5,971)	(3,542)
Accretion of original issue discount on investments	(2,063)	(893)	(843)
Amortization of deferred financing costs	2,747	798	—
Other income	—	—	(35)
Changes in operating assets and liabilities:
Fee income received	21,890	11,882	3,896
Increase in interest and fees receivable	(1,715)	(947)	(499)
(Increase) decrease in due from portfolio company	(449)	51	(74)
(Increase) decrease in collateral posted to bank and other assets	358	(1,906)	(15)
Increase (decrease) in accounts payable, accrued expenses and other liabilities	629	(176)	156
Increase in base management fee payable	2,834	1,324	171
Increase in incentive fee payable	2,138	915	130
Increase in due to FSC, Inc.	397	379	130
Increase (decrease) in interest payable	4,386	283	(39)
Increase (decrease) in payments received in advance from portfolio companies	(1,296)	1,140	57
Purchases of investments and net revolver activity, net of syndications	(703,461)	(315,777)	(61,200)
Principal payments received on investments (scheduled payments)	31,718	12,026	6,452
Principal payments received on investments (payoffs)	78,635	22,768	11,100
PIK interest income received in cash	9,988	1,619	428
Proceeds from the sale of investments	50	306	144

Net cash used in operating activities	(517,923)	(239,160)	(19,676)

Cash flows from financing activities:
Dividends paid in cash	(76,699)	(41,818)	(27,136)
Repurchases of common stock	—	—	(462)
Borrowings under SBA debentures payable	77,000	73,000	—
Borrowings under credit facilities	658,500	43,000	29,500
Repayments of borrowings under credit facilities	(480,476)	(43,000)	(29,500)
Proceeds from the issuance of convertible senior notes	152,000	—	—
Repurchases of convertible senior notes	(15,070)	—	—
Proceeds from the issuance of common stock	206,788	179,125	138,578
Deferred financing costs paid	(12,400)	(6,264)	—
Offering costs paid	(841)	(1,323)	(1,005)

Net cash provided by financing activities	508,802	202,720	109,975

Net increase (decrease) in cash and cash equivalents	(9,121)	(36,440)	90,299
Cash and cash equivalents, beginning of period	76,765	113,205	22,906

Cash and cash equivalents, end of period	$67,644	$76,765	$113,205

Supplemental Information:
Cash paid for interest	$7,553	$848	$426
Non-cash financing activities:
Issuance of shares of common stock under dividend reinvestment plan	$4,091	$1,919	$2,455

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Control Investments (3)
Lighting By Gregory, LLC (9)(13)(14)	Housewares & Specialties
First Lien Term Loan A, 9.75% PIK due 2/28/2013		$4,366	$3,996	$2,526
First Lien Bridge Loan, 8% PIK due 3/31/2012		112	113	—
97.38% membership interest			1,210	—

			5,319	2,526
Nicos Polymers & Grinding, Inc.	Environmental & facilities services
First Lien Term Loan, 8% cash due 12/4/2017		5,347	5,280	5,189
First Lien Revolver, 8% cash due 12/4/2017		1,500	1,500	1,551
50% Membership interest in CD Holdco, LLC			1,627	5,234

			8,407	11,974

Total Control Investments			$13,726	$14,500

Affiliate Investments (4)
O’Currance, Inc.(13)(14)	Data Processing & Outsourced Services
First Lien Term Loan A, 12.875% cash 4% PIK due 3/21/2012		$11,414	$11,254	$3,173
First Lien Term Loan B, 12.875% cash 4% PIK 3/21/2012		1,164	1,140	324
1.75% Preferred Membership interest in O’Currance Holding Co., LLC			130	—
3.3% Membership Interest in O’Currance Holding Co., LLC			250	—

			12,774	3,497
Caregiver Services, Inc.	Healthcare services
Second Lien Term Loan A, LIBOR+6.85% (5.15% floor) cash due 2/25/2013		5,712	5,527	5,843
Second Lien Term Loan B, 12.5% cash 4% PIK due 2/25/2013		15,161	14,801	15,067
1,080,399 shares of Series A Preferred Stock			1,080	1,490

			21,408	22,400

Total Affiliate Investments			$34,182	$25,897

Non-Control/Non-Affiliate Investments (7)
Repechage Investments Limited (13)(14)	Restaurants
First Lien Term Loan, 12.75% cash 2.75% PIK due 10/16/2011		$3,558	$3,412	$1,829
7,500 shares of Series A Preferred Stock of Elephant & Castle, Inc.			750	—

			4,162	1,829
Traffic Control & Safety Corporation (9)	Construction and Engineering
Senior Term Loan, LIBOR+9% cash due 6/29/2012		5,000	4,870	4,957
Senior Revolver, LIBOR+9% cash due 6/29/2012		11,986	11,754	11,966
Second Lien Term Loan, 12% cash 3% PIK due 5/28/2015		20,795	20,602	17,545
Subordinated Loan, 15% PIK due 5/28/2015		5,325	5,325	1,346
24,750 shares of Series B Preferred Stock			247	—
43,494 shares of Series D Preferred Stock			435	—
25,000 shares of Common Stock			3	—

			43,236	35,814
TBA Global, LLC	Advertising
53,994 Senior Preferred Shares			216	388
191,977 Shares A Shares			192	74

			408	462
Fitness Edge, LLC	Leisure Facilities
First Lien Term Loan A, LIBOR+5.25% (4.75% floor) cash due 8/8/2012		750	749	757
First Lien Term Loan B, 12.5% cash 2.5% PIK due 8/8/2012		5,776	5,750	5,814
1,000 Common Units (6)			43	181

			6,542	6,752

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Boot Barn	Apparel, accessories & luxury goods and footwear
255.78 shares of Series A&B Preferred Stock			247	71
1,354 shares of Common Stock			9	9

			256	80
Premier Trailer Leasing, Inc. (9)(13)(14)	Trucking
Second Lien Term Loan, 13.25% cash 3.25% PIK due 10/23/2012		19,070	17,064	—
285 shares of Common Stock			1	—

			17,065	—
Capital Equipment Group, Inc. (9)	Industrial machinery
Second Lien Term Loan, 12% cash 2.75% PIK due 7/10/2013		10,278	10,112	10,226
33,463 shares of Common Stock			345	634

			10,457	10,860
Rail Acquisition Corp.	Electronic manufacturing services
First Lien Term Loan, 8% cash 4% PIK due 9/1/2013		18,415	15,636	4,106
First Lien Revolver, 7.85% cash due 9/1/2013		4,554	4,554	4,554

			20,190	8,660
Western Emulsions, Inc.	Construction materials
Second Lien Term Loan, 12.5% cash 2.5% PIK due 6/30/2014		6,844	6,736	6,840

			6,736	6,840
Storyteller Theaters Corporation	Movies & entertainment
1,692 shares of Common Stock			—	62
20,000 shares of Preferred Stock			200	200

			200	262
HealthDrive Corporation	Healthcare services
First Lien Term Loan A, 10% cash due 7/17/2013		6,263	6,049	6,352
First Lien Term Loan B, 12% cash 1% PIK due 7/17/2013		10,282	10,212	10,217
First Lien Revolver, 12% cash due 7/17/2013 (11)			(7)	—

			16,254	16,569
idX Corporation	Distributors
Second Lien Term Loan, 12.5% cash 2% PIK due 7/1/2014		18,895	18,631	18,938

			18,631	18,938
Cenegenics, LLC	Healthcare services
414,419 Common Units (6)			598	1,060

			598	1,060
IZI Medical Products, Inc.	Healthcare technology
First Lien Term Loan A, 12% cash due 3/31/2014		3,236	3,215	3,244
First Lien Term Loan B, 13% cash 3% PIK due 3/31/2014		17,258	16,861	17,061
First Lien Revolver, 10% cash due 3/31/2014 (11)			(25)	—
453,755 Preferred units of IZI Holdings, LLC			454	642

			20,505	20,947
Trans-Trade, Inc.	Air freight & logistics
First Lien Term Loan, 13% cash 2.5% PIK due 9/10/2014		12,523	12,287	11,763
First Lien Revolver, 12% cash due 9/10/2014		5,800	5,697	5,479

			17,984	17,242

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Riverlake Equity Partners II, LP	Multi-sector holdings
1.89% limited partnership interest (16)			122	122

			122	122
Riverside Fund IV, LP	Multi-sector holdings
0.33% limited partnership interest (16)			445	445

			445	445
ADAPCO, Inc.	Fertilizers & agricultural chemicals
First Lien Term Loan A, 10% cash due 12/17/2014		8,000	7,871	8,010
First Lien Term Loan B, 12% cash 2% PIK due 12/17/2014		15,521	15,306	15,371
First Lien Term Revolver, 10% cash due 12/17/2014		5,750	5,623	5,809

			28,800	29,190
Ambath/Rebath Holdings, Inc.	Home improvement retail
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/30/2014		3,500	3,500	3,497
First Lien Term Loan B, 12.5% cash 2.5% PIK due 12/30/2014		22,999	22,999	22,600
First Lien Term Revolver, LIBOR+6.5% (3% floor) cash due 12/30/2014 (10)		1,500	1,500	1,479

			27,999	27,576
JTC Education, Inc.	Education services
First Lien Term Loan, LIBOR+9.5% (3% floor) cash due 12/31/2014		30,134	29,467	29,780
First Lien Revolver, LIBOR+9.5% (3.25% floor) cash due 12/31/2014 (11)			(305)	—
17,391 Shares of Series A-1 Preferred Stock			313	313
17,391 Shares of Common Stock			187	83

			29,662	30,176
Tegra Medical, LLC	Healthcare equipment
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/31/2014		22,540	22,244	22,744
First Lien Term Loan B, 12% cash 2% PIK due 12/31/2014		22,551	22,270	22,226
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/31/2014		2,500	2,449	2,501

			46,963	47,471
Psilos Group Partners IV, LP	Multi-sector holdings
2.52% limited partnership interest (12)(16)			—	—

			—	—
Mansell Group, Inc.	Advertising
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2015		10,675	10,512	10,654
First Lien Term Loan B, LIBOR+9% (3% floor) cash 1.5% PIK due 4/30/2015		9,142	9,001	9,067
First Lien Revolver, LIBOR+6% (3% floor) cash due 4/30/2015 (11)			(29)	—

			19,484	19,721
NDSSI Holdings, LLC	Electronic equipment & instruments
First Lien Term Loan, LIBOR+9.75% (3% floor) cash 1% PIK due 12/31/2012		29,788	29,370	29,278
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/31/2012		3,500	3,435	3,538
2,000 Series D Preferred Units			2,047	2,047

			34,852	34,863
Eagle Hospital Physicians, Inc. (9)	Healthcare services
First Lien Term Loan, LIBOR+8.75% (3% floor) cash due 8/11/2015		25,400	24,907	25,246
First Lien Revolver, LIBOR+5.75% (3% floor) cash due 8/11/2015 (11)			(42)	—

			24,865	25,246

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Enhanced Recovery Company, LLC	Diversified support services
First Lien Term Loan A, LIBOR+7% (2% floor) cash due 8/13/2015		13,961	13,713	13,945
First Lien Term Loan B, LIBOR+10% (2% floor) cash 1% PIK due 8/13/2015		11,070	10,882	11,015
First Lien Revolver, LIBOR+7% (2% floor) cash due 8/13/2015 (11)			(69)	—

			24,526	24,960
Epic Acquisition, Inc.	Healthcare services
First Lien Term Loan A, LIBOR+8% (3% floor) cash due 8/13/2015		8,329	8,189	8,343
First Lien Term Loan B, 12.25% cash 3% PIK due 8/13/2015		17,246	16,962	17,281
First Lien Revolver, LIBOR+6.5% (3% floor) cash due 8/13/2015(11)			(50)	—

			25,101	25,624
Specialty Bakers LLC	Food distributors
First Lien Term Loan A, LIBOR+8.5% cash due 9/15/2015		8,325	8,148	8,220
First Lien Term Loan B, LIBOR+11% (2.5% floor) cash due 9/15/2015		11,000	10,770	10,756
First Lien Revolver, LIBOR+8.5% cash due 9/15/2015		2,000	1,916	2,029

			20,834	21,005
CRGT, Inc.	IT consulting & other services
First Lien Term Loan A, LIBOR+7.5% cash due 10/1/2015		27,913	27,495	27,659
First Lien Term Loan B, 12.5% cash 10/1/2015		22,000	21,648	21,869
First Lien Revolver, LIBOR+7.5% cash due 10/1/2015(11)			(200)	—

			48,943	49,528
Welocalize, Inc.	Internet software & services
First Lien Term Loan A, LIBOR+8% (2% floor) cash due 11/19/2015		15,990	15,720	15,668
First Lien Term Loan B, LIBOR+9% (2% floor) cash 1.25% PIK due 11/19/2015		21,231	20,888	20,983
First Lien Revolver, LIBOR+7% (2% floor) cash due 11/19/2015		5,250	5,152	5,162
2,086,163 Common Units in RPWL Holdings, LLC			2,086	1,973

			43,846	43,786
Miche Bag, LLC	Apparel, accessories & luxury goods
First Lien Term Loan A, LIBOR+9% (3% floor) cash due 12/7/2013		13,708	13,353	13,735
First Lien Term Loan B, LIBOR+10% (3% floor) cash 3% PIK due 12/7/2015		17,425	14,983	17,115
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/7/2015(11)			(105)	—
10,371 Preferred Equity units in Miche Holdings, LLC(6)			1,037	1,169
146,289 Series D Common Equity units in Miche Holdings, LLC(6)			1,463	1,496

			30,731	33,515
Bunker Hill Capital II (QP), LP	Multi-sector holdings
0.50% limited partnership interest(16)			40	40

			40	40
Dominion Diagnostics, LLC(9)	Healthcare services
First Lien Term Loan A, LIBOR+7% (2.5% floor) cash due 12/17/2015		29,550	29,030	29,442
First Lien Term Loan B, LIBOR+10.5% (2.5% floor) cash 1% PIK due 12/17/2015		20,008	19,675	19,546
First Lien Revolver, LIBOR+6.5% (2.5% floor) cash due 12/17/2015(11)			(83)	—

			48,622	48,988

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Advanced Pain Management	Healthcare services
First Lien Term Loan, LIBOR+5% (1.75% floor) cash due 12/22/2015		8,046	7,923	8,007
First Lien Revolver, LIBOR+5% (1.75% floor) cash due 12/22/2015		133	129	135

			8,052	8,142
DISA, Inc.	Human resources & employment services
First Lien Term Loan A, LIBOR+7.5% (0.75% floor) cash due 12/30/2015		12,460	12,256	12,542
First Lien Term Loan B, LIBOR+10% (1% floor) cash 1.5% PIK due 12/30/2015		8,395	8,264	8,410
First Lien Revolver, LIBOR+6% (1% floor) cash due 12/30/2015(11)			(63)	—

			20,457	20,952
Saddleback Fence and Vinyl Products, Inc.	Building products
First Lien Term Loan, 8% cash due 11/30/2013		773	773	773
First Lien Revolver, 8% cash due 11/30/2013			—	—

			773	773
Best Vinyl Fence & Deck, LLC	Building products
First Lien Term Loan A, 8% cash due 11/30/2013		2,061	1,947	2,061
First Lien Term Loan B, 8% PIK due 7/31/2011(15)		3,969	3,969	2,000
First Lien Revolver, 8% cash due 11/30/2013			—	—

			5,916	4,061
Physicians Pharmacy Alliance, Inc.	Healthcare services
First Lien Term Loan, LIBOR+9% cash 1.5% PIK due 1/4/2016		16,766	16,461	16,702
First Lien Revolver, LIBOR+6% cash due 1/4/2016(11)			(35)	—

			16,426	16,702
Cardon Healthcare Network, LLC	Diversified support services
First Lien Term Loan, LIBOR+10% (1.75% floor) cash due 1/6/2016(9)		11,250	11,051	11,210
First Lien Revolver, LIBOR+6.5% (1.75% floor) cash due 1/6/2016(11)			(35)	—

			11,016	11,210
U.S. Retirement Partners, Inc.	Diversified financial services
First Lien Term Loan, LIBOR+9.5% (2% floor) cash due 1/6/2016		13,600	13,311	13,329

			13,311	13,329
IOS Acquisitions, Inc.	Oil & gas equipment & services
First Lien Term Loan A, LIBOR+8% (2% floor) cash due 1/14/2016		8,700	8,576	8,656
First Lien Term Loan B, LIBOR+10% (2% floor) cash 2% PIK due 1/14/2016		10,618	10,466	10,480
First Lien Revolver, LIBOR+8% (2% floor) cash due 1/14/2016		750	714	777

			19,756	19,913
Actient Pharmaceuticals, LLC	Healthcare services
First Lien Term Loan, LIBOR+6.25% (2% floor) cash due 7/29/2015		9,180	9,018	9,169

			9,018	9,169
Phoenix Brands Merger Sub LLC	Household products
Senior Term Loan, LIBOR+5% (1.5% floor) cash due 1/31/2016		8,036	7,875	7,674
Subordinated Term Loan, 10% cash 3.875% PIK due 2/1/2017		20,390	20,035	19,071
First Lien Revolver, LIBOR+5% (1.5% floor) cash due 1/31/2016		3,429	3,303	3,198

			31,213	29,943
U.S. Collections, Inc.	Diversified support services
First Lien Term Loan, LIBOR+5.25% (1.75% floor) cash due 3/31/2016		10,847	10,649	10,828

			10,649	10,828

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
CCCG, LLC	Oil & gas equipment & services
First Lien Term Loan, LIBOR+8% (1.75% floor) cash 1% PIK due 7/29/2015		34,738	34,115	34,152

			34,115	34,152
Maverick Healthcare Group, LLC	Healthcare equipment
First Lien Term Loan, LIBOR+9% (1.75% floor) cash due 12/31/2016		24,813	24,292	24,440

			24,292	24,440
Refac Optical Group	Specialty stores
First Lien Term Loan A, LIBOR+7.5% cash due 3/23/2016		14,220	13,920	14,273
First Lien Term Loan B, LIBOR+8.5% cash 1.75% PIK due 3/23/2016		20,162	19,731	20,078
First Lien Revolver, LIBOR+7.5% cash due 3/23/2016(11)			(113)	—
1,000 Shares of Common Stock in Refac Holdings, Inc.			1	—
1,000 Shares of Preferred Stock in Refac Holdings, Inc.			999	847

			34,538	35,198
Pacific Architects & Engineers, Inc.	Diversified support services
First Lien Term Loan A, LIBOR+5% (1.5% floor) cash due 4/4/2017		4,416	4,352	4,332
First Lien Term Loan B, LIBOR+6% (1.5% floor) cash due 4/4/2017		5,000	4,929	4,903

			9,281	9,235
Ernest Health, Inc.	Healthcare services
Second Lien Term Loan, LIBOR+8.5% (1.75% floor) cash due 5/13/2017		25,000	24,656	25,049

			24,656	25,049
Securus Technologies, Inc.	Integrated telecommunication services
Second Lien Term Loan, LIBOR+8.25% (1.75% floor) cash due 5/31/2018		26,500	25,995	26,374

			25,995	26,374
Gundle/SLT Environmental, Inc.	Environmental & facilities services
First Lien Term Loan, LIBOR+5.5% (1.5% floor) cash due 5/27/2016		7,980	7,904	7,977

			7,904	7,977
Titan Fitness, LLC	Leisure facilities
First Lien Term Loan A, LIBOR+8.75 (1.25% floor) cash due 6/30/2016		17,063	16,878	16,938
First Lien Term Loan B, LIBOR+10.75% (1.25% floor) cash 1.5% PIK due 6/30/2016		11,545	11,422	11,343
First Lien Term Loan C, 18% PIK due 6/30/2016		2,721	2,693	2,593
First Lien Revolver, LIBOR+8.75% (1.25% floor) cash due 6/30/2016		543	506	821

			31,499	31,695
Baird Capital Partners V, LP	Multi-sector holdings
0.4% limited partnership interest(16)			299	299

			299	299
Charter Brokerage, LLC	Oil & gas equipment services
Senior Term Loan, LIBOR+6.5% (1.5% floor) cash due 7/13/2016		17,411	17,242	17,411
Mezzanine Term Loan, 11.75% cash 2% PIK due 7/13/2016		10,043	9,948	10,043
Senior Revolver, LIBOR+6.5% (1.5% floor) cash due 7/13/2016		1,176	1,107	1,177

			28,297	28,631

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value
Stackpole Powertrain International ULC	Auto parts & equipment
Subordinated Term Loan, 12% cash 2% PIK due 8/1/2018		18,059	17,883	18,059
1,000 Common Units			1,000	1,000

			18,883	19,059
Discovery Practice Management, Inc.	Healthcare services
Senior Term Loan A, LIBOR+7.5% cash due 8/8/2016		7,027	6,942	7,027
Senior Term Loan B, 12% cash 3% PIK due 8/8/2016		6,248	6,174	6,248
Senior Revolver, LIBOR+7% cash due 8/8/2016(11)			(37)	—

			13,079	13,275
CTM Group, Inc.	Leisure products
Mezzanine Term Loan A, 11% cash 2% PIK due 2/10/2017		10,530	10,417	10,530
Mezzanine Term Loan B, 18.4% PIK due 2/10/2017		3,181	3,147	3,181

			13,564	13,711
Bojangles	Restaurants
First Lien Term Loan, LIBOR+6.5% (1.5% floor) cash due 8/17/2017		10,000	9,803	10,000

			9,803	10,000
Milestone Partners IV, LP	Multi-sector holdings
3.07% limited partnership interest(12)(16)			—	—

			—	—
Insight Pharmaceuticals, LLC	Pharmaceuticals
First Lien Term Loan, LIBOR+6% (1.5% floor) cash due 8/25/2016		10,000	9,926	10,000
Second Lien Term Loan, LIBOR+11.75% (1.5% floor) cash due 8/25/2017		17,500	17,331	17,500

			27,257	27,500
National Spine and Pain Centers, LLC	Healthcare services
Mezzanine Term Loan, 11% cash 1.6% PIK due 9/27/2017		19,002	18,816	19,002
250,000 Class A Units			250	250

			19,066	19,252

Total Non-Control/Non-Affiliate Investments			$1,108,174	$1,079,440

Total Portfolio Investments			$1,156,082	$1,119,837

(1)	All debt investments are income producing. Equity is non-income producing unless otherwise noted.

(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.

(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.

(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.

(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2011

(6)	Income producing through payment of dividends or distributions.

(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(8)	Principal includes accumulated PIK interest and is net of repayments.

(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Portfolio Company	Effective date	Cash interest	PIK interest	Reason

Cardon Healthcare Network, LLC	July 1, 2011	-2.5% on Term Loan		Tier pricing per credit agreement

Eagle Hospital Physicians, Inc.	July 1, 2011	– 0.25% on Term Loan & Revolver		Per loan agreement

Dominion Diagnostics, LLC	April 1, 2011	– 0.5% on Term Loan A	– 1.0% on Term Loan B	Tier pricing per credit agreement

Lighting by Gregory, LLC	March 11, 2011	– 2.0% on Bridge Loan		Per loan amendment

Capital Equipment Group, Inc.	July 1, 2010	– 2.0% on Term Loan	– 0.75% on Term Loan	Per waiver agreement

Traffic Control & Safety Corporation	June 1, 2010	– 4.0% on Second Lien Term Loan	+ 1.0% on Second Lien Term Loan	Per restructuring agreement

Premier Trailer Leasing, Inc.	August 4, 2009	+ 4.0% on Term Loan		Default interest per credit agreement

(10)	Revolving credit line has been suspended and is deemed unlikely to be renewed in the future.

(11)	Amounts represent unearned income related to undrawn commitments.

(12)	Represents an unfunded commitment to fund limited partnership interest.

(13)	Investment was on cash non-accrual status as of September 30, 2011.

(14)	Investment was on PIK non-accrual status as of September 30, 2011.

(15)	Best Vinyl Fence & Deck, LLC Term Loan B is under negotiation and, as such, the maturity date of the loan has been temporarily suspended.

(16)	Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act.

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2010

Portfolio Company/Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Control Investments(3)
Lighting By Gregory, LLC(13)(14)	Housewares & Specialties
First Lien Term Loan A, 9.75% PIK due 2/28/2013		$5,419	$4,729	$1,504
First Lien Term Loan B, 14.5% PIK due 2/28/2013		8,576	6,906	2,196
First Lien Bridge Loan, 8% cash due 10/15/2010		152	150	—
97.38% membership interest			410	—

			12,195	3,700

Total Control Investments			$12,195	$3,700

Affiliate Investments(4)
O’Currance, Inc.	Data Processing & Outsourced Services
First Lien Term Loan A, 12.875% cash 4% PIK due 3/21/2012		10,961	$10,869	$10,806
First Lien Term Loan B, 12.875% cash 4% PIK 3/21/2012		1,854	1,829	1,897
1.75% Preferred Membership interest in O’Currance Holding Co., LLC			130	38
3.3% Membership Interest in O’Currance Holding Co., LLC			250	—

			13,078	12,741
MK Network, LLC(13)(14)	Education services
First Lien Term Loan A, 13.5% cash due 6/1/2012		9,740	9,539	7,913
First Lien Term Loan B, 17.5% cash due 6/1/2012		4,926	4,748	3,939
First Lien Revolver, Prime + 1.5% (8.5% floor) cash due 6/1/2010(10)		—	—	—
11,030 Membership Units(6)			772	—

			15,059	11,852
Caregiver Services, Inc.	Healthcare services
Second Lien Term Loan A, LIBOR+6.85% (5.15% floor) cash due 2/25/2013		7,141	6,814	7,113
Second Lien Term Loan B, 12.5% cash 4% PIK due 2/25/2013		14,692	14,103	14,180
1,080,399 shares of Series A Preferred Stock			1,080	1,336

			21,997	22,629

Total Affiliate Investments			$50,134	$47,222

Non-Control/Non-Affiliate Investments(7)
CPAC, Inc.	Household Products
Subordinated Term Loan, 12.5% PIK due 6/1/2012		1,065	$1,065	$1,065

			1,065	1,065
Vanguard Vinyl, Inc.(9)(13)(14)	Building Products
First Lien Term Loan, 12% cash due 3/30/2013		7,000	6,827	5,812
First Lien Revolver, LIBOR+7% (3% floor) cash due 3/30/2013		1,250	1,208	1,029
25,641 Shares of Series A Preferred Stock			254	—
25,641 Shares of Common Stock			3	—

			8,292	6,841
Repechage Investments Limited	Restaurants
First Lien Term Loan, 12.75% cash 2.75% PIK due 10/16/2011		3,709	3,476	3,486
7,500 shares of Series A Preferred Stock of Elephant & Castle, Inc.			750	354

			4,226	3,840

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2010

Portfolio Company/Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Traffic Control & Safety Corporation(9)	Construction and Engineering
Second Lien Term Loan, 12% cash 3% PIK due 5/28/2015		19,970	19,725	19,440
Subordinated Loan, 15% PIK due 5/28/2015		4,578	4,578	4,405
24,750 shares of Series B Preferred Stock			246	—
43,494 shares of Series D Preferred Stock(6)			435	—
25,000 shares of Common Stock			3	—

			24,987	23,845
Nicos Polymers & Grinding Inc.(9)(13)(14)	Environmental & facilities services
First Lien Term Loan A, LIBOR+5% (5% floor) cash due 7/17/2012		3,155	3,041	1,782
First Lien Term Loan B, 12.25% cash 1.25% PIK due 7/17/2012		6,180	5,713	3,348
3.32% Interest in Crownbrook Acquisition I LLC			168	—

			8,922	5,130
TBA Global, LLC(9)	Advertising
Second Lien Term Loan B, 12.5% cash 4% PIK due 8/3/2012		10,840	10,595	10,626
53,994 Senior Preferred Shares			216	216
191,977 Shares A Shares			192	179

			11,003	11,021
Fitness Edge, LLC	Leisure Facilities
First Lien Term Loan A, LIBOR+5.25% (4.75% floor) cash due 8/8/2012		1,250	1,245	1,247
First Lien Term Loan B, 12.5% cash 2.5% PIK due 8/8/2012		5,632	5,575	5,675
1,000 Common Units			43	118

			6,863	7,040
Filet of Chicken(9)	Food Distributors
Second Lien Term Loan, 12.5% cash 2% PIK due 7/31/2012		9,317	9,063	8,965

			9,063	8,965
Boot Barn(9)	Apparel, accessories & luxury goods and Footwear
Second Lien Term Loan, 12.5% cash 2% PIK due 10/3/2013		23,545	23,289	23,478
247.06 shares of Series A Preferred Stock			247	71
1,308 shares of Common Stock			—	—

			23,536	23,549
Premier Trailer Leasing, Inc.(9)(13)(14)	Trucking
Second Lien Term Loan, 13.25% cash 3.25% PIK due 10/23/2012		18,453	17,064	4,597
285 shares of Common Stock			1	—

			17,065	4,597
Pacific Press Technologies, Inc.(9)
Second Lien Term Loan, 12% cash 2.75% PIK due 7/10/2013	Industrial machinery	10,072	9,799	9,830
33,463 shares of Common Stock			344	403

			10,143	10,233
Goldco, LLC
Second Lien Term Loan, 13.5% cash 4% PIK due 1/31/2013	Restaurants	8,356	8,259	8,259

			8,259	8,259
Rail Acquisition Corp.(9)	Electronic manufacturing services
First Lien Term Loan, 12.5% cash 4.5% PIK due 9/1/2013		16,316	13,537	12,854
First Lien Revolver, 7.85% cash due 9/1/2013		5,201	5,201	5,201

			18,738	18,055

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2010

Portfolio Company/Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Western Emulsions, Inc.(9)	Construction materials
Second Lien Term Loan, 12.5% cash 2.5% PIK due 6/30/2014		17,865	17,476	17,040

			17,476	17,040
Storyteller Theaters Corporation	Movies & entertainment
1,692 shares of Common Stock			—	62
20,000 shares of Preferred Stock			200	200

			200	262
HealthDrive Corporation(9)	Healthcare services
First Lien Term Loan A, 10% cash due 7/17/2013		6,663	6,324	6,489
First Lien Term Loan B, 12% cash 1% PIK due 7/17/2013		10,179	10,069	9,962
First Lien Revolver, 12% cash due 7/17/2013		500	489	509

			16,882	16,960
idX Corporation	Distributors
Second Lien Term Loan, 12.5% cash 2% PIK due 7/1/2014		13,589	13,351	13,258

			13,351	13,258
Cenegenics, LLC	Healthcare services
First Lien Term Loan, 12% cash 5% PIK due 10/27/2014		20,172	19,257	19,545
414,419 Common Units(6)			598	1,418

			19,855	20,963
IZI Medical Products, Inc.	Healthcare technology
First Lien Term Loan A, 12% cash due 3/31/2014		4,450	4,388	4,407
First Lien Term Loan B, 13% cash 3% PIK due 3/31/2014		17,258	16,702	17,093
First Lien Revolver, 10% cash due 3/31/2014(11)		—	(35)	(35)
453,755 Preferred units of IZI Holdings, LLC(6)			454	676

			21,509	22,141
Trans-Trade, Inc.	Air freight & logistics
First Lien Term Loan, 13% cash 2.5% PIK due 9/10/2014		12,751	12,536	12,549
First Lien Revolver, 12% cash due 9/10/2014		1,500	1,469	1,491

			14,005	14,040
Riverlake Equity Partners II, LP	Multi-sector holdings
1.87% limited partnership interest(15)			34	34

			34	34
Riverside Fund IV, LP	Multi-sector holdings
0.33% limited partnership interest(15)			136	136

			136	136
ADAPCO, Inc.	Fertilizers & agricultural chemicals
First Lien Term Loan A, 10% cash due 12/17/2014		9,000	8,789	8,807
First Lien Term Loan B, 12% cash 2% PIK due 12/17/2014		14,226	13,893	13,898
First Lien Term Revolver, 10% cash due 12/17/2014		4,250	4,012	4,107

			26,694	26,812

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2010

Portfolio Company/Type of Investment (1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Ambath/Rebath Holdings, Inc.	Home improvement retail
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/30/2014		9,500	9,278	9,128
First Lien Term Loan B, 12.5% cash 2.5% PIK due 12/30/2014		22,424	21,920	21,913
First Lien Term Revolver, LIBOR+6.5% (3% floor) cash due 12/30/2014		1,500	1,433	1,443

			32,631	32,484
JTC Education, Inc.	Education services
First Lien Term Loan, LIBOR+9.5% (3% floor) cash due 12/31/2014		31,055	30,244	30,660
First Lien Revolver, LIBOR+9.5% (3.25% floor) cash due 12/31/2014(11)		—	(401)	(401)

			29,843	30,259
Tegra Medical, LLC	Healthcare equipment
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 12/31/2014		26,320	25,877	26,251
First Lien Term Loan B, 12% cash 2% PIK due 12/31/2014		22,099	21,729	22,114
First Lien Revolver, LIBOR+7% (3% floor) cash due 12/31/2014(11)		—	(67)	(67)

			47,539	48,298
Flatout, Inc.	Food retail
First Lien Term Loan A, 10% cash due 12/31/2014		7,300	7,121	7,144
First Lien Term Loan B, 12% cash 3% PIK due 12/31/2014		12,863	12,540	12,644
First Lien Revolver, 10% cash due 12/31/2014(11)		—	(38)	(38)

			19,623	19,750
Psilos Group Partners IV, LP	Multi-sector holdings
2.53% limited partnership interest(12)(15)			—	—

			—	—
Mansell Group, Inc.	Advertising
First Lien Term Loan A, LIBOR+7% (3% floor) cash due 4/30/2015		5,000	4,910	4,916
First Lien Term Loan B, LIBOR+9% (3% floor) cash 1.5% PIK due 4/30/2015		4,026	3,952	3,947
First Lien Revolver, LIBOR+6% (3% floor) cash due 4/30/2015(11)		—	(37)	(37)

			8,825	8,826
NDSSI Holdings, LLC	Electronic equipment & instruments
First Lien Term Loan, LIBOR+9.75% (3% floor) cash 1% PIK due 9/10/2014		30,246	29,685	29,409
First Lien Revolver, LIBOR+7% (3% floor) cash due 9/10/2014		3,500	3,410	3,479

			33,095	32,888
Eagle Hospital Physicians, Inc.	Healthcare services
First Lien Term Loan, LIBOR+8.75% (3% floor) cash due 8/11/2015		8,000	7,784	7,784
First Lien Revolver, LIBOR+5.75% (3% floor) cash due 8/11/2015(11)		—	(64)	(64)

			7,720	7,720
Enhanced Recovery Company, LLC	Diversified support services
First Lien Term Loan A, LIBOR+7% (2% floor) cash due 8/13/2015		15,500	15,172	15,172
First Lien Term Loan B, LIBOR+10% (2% floor) cash 1% PIK due 8/13/2015		11,015	10,782	10,782
First Lien Revolver, LIBOR+7% (2% floor) cash due 8/13/2015		377	292	292

			26,246	26,246

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(dollar amounts in thousands)

September 30, 2010

Portfolio Company/Type of Investment(1)(2)(5)	Industry	Principal(8)	Cost	Fair Value

Epic Acquisition, Inc.	Healthcare services
First Lien Term Loan A, LIBOR+8% (3% floor) cash due 8/13/2015		7,750	7,555	7,555
First Lien Term Loan B, 12.25% cash 3% PIK due 8/13/2015		13,555	13,211	13,211
First Lien Revolver, LIBOR+6.5% (3% floor) cash due 8/13/2015		300	224	224

			20,990	20,990
Specialty Bakers LLC	Food distributors
First Lien Term Loan A, LIBOR+8.5% cash due 9/15/2015		9,000	8,756	8,756
First Lien Term Loan B, LIBOR+11% (2.5% floor) cash due 9/15/2015		11,000	10,704	10,704
First Lien Revolver, LIBOR+8.5% cash due 9/15/2015		2,000	1,892	1,892

			21,352	21,352

Total Non-Control/Non-Affiliate Investments			$530,168	$512,899

Total Portfolio Investments			$592,497	$563,821

(1)	All debt investments are income producing. Equity is non-income producing unless otherwise noted.

(2)	See Note 3 to the Consolidated Financial Statements for portfolio composition by geographic region.

(3)	Control Investments are defined by the Investment Company Act of 1940 (“1940 Act”) as investments in companies in which the Company owns more than 25% of the voting securities or maintains greater than 50% of the board representation.

(4)	Affiliate Investments are defined by the 1940 Act as investments in companies in which the Company owns between 5% and 25% of the voting securities.

(5)	Equity ownership may be held in shares or units of companies related to the portfolio companies.

(6)	Income producing through payment of dividends or distributions.

(7)	Non-Control/Non-Affiliate Investments are defined by the 1940 Act as investments that are neither Control Investments nor Affiliate Investments.

(8)	Principal includes accumulated PIK interest and is net of repayments.

(9)	Interest rates have been adjusted on certain term loans and revolvers. These rate adjustments are temporary in nature due to financial or payment covenant violations in the original credit agreements, or permanent in nature per loan amendment or waiver documents. The table below summarizes these rate adjustments by portfolio company:

Fifth Street Finance Corp.

Consolidated Schedule of Investments

(in thousands, except per share amounts)

September 30, 2010

Portfolio Company	Effective date	Cash interest	PIK interest	Reason

Nicos Polymers & Grinding, Inc.	February 10, 2008		+ 2.0% on Term Loan A & B	Per waiver agreement
TBA Global, LLC	February 15, 2008		+ 2.0% on Term Loan B	Per waiver agreement
Vanguard Vinyl, Inc.	April 1, 2008	+ 0.5% on Term Loan		Per loan amendment
Filet of Chicken	January 1, 2009	+ 1.0% on Term Loan		Tier pricing per waiver agreement
Boot Barn	January 1, 2009	+ 1.0% on Term Loan	+ 2.5% on Term Loan	Tier pricing per waiver agreement
HealthDrive Corporation	April 30, 2009	+ 2.0% on Term Loan A		Per waiver agreement
Premier Trailer Leasing, Inc.	August 4, 2009	+ 4.0% on Term Loan		Default interest per credit agreement
Rail Acquisition Corp.	May 1, 2010	– 4.5% on Term Loan	– 0.5% on Term Loan	Per restructuring agreement
Traffic Control & Safety Corp.	June 1, 2010	– 4.0% on Second Lien Term Loan	+ 1.0% on Second Lien Term Loan	Per restructuring agreement
Pacific Press Technologies, Inc.	July 1, 2010	– 2.0% on Term Loan	– 0.75% on Term Loan	Per waiver agreement
Western Emulsions, Inc.	September 30, 2010		+ 3.0% on Term Loan	Per loan agreement

(10)	Revolving credit line has been suspended and is deemed unlikely to be renewed in the future.

(11)	Amounts represent unearned income related to undrawn commitments.

(12)	Represents an unfunded commitment to fund limited partnership interest.

(13)	Investment was on cash non-accrual status as of September 30, 2010.

(14)	Investment was on PIK non-accrual status as of September 30, 2010.

(15)	Investment is not a qualifying asset as defined under Section 55(a) of the 1940 Act.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Note 1.	Organization

Fifth Street Mezzanine Partners III, L.P. (the “Partnership”), a Delaware limited partnership, was organized on February 15, 2007 to primarily invest in debt securities of small and middle market companies. FSMPIII GP, LLC was the Partnership’s general partner (the “General Partner”). The Partnership’s investments were managed by Fifth Street Management LLC (the “Investment Adviser”). The General Partner and Investment Adviser were under common ownership.

Effective January 2, 2008, the Partnership merged with and into Fifth Street Finance Corp. (the “Company”), an externally managed, closed-end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”). Fifth Street Finance Corp. is managed by the Investment Adviser. Prior to January 2, 2008, references to the Company are to the Partnership. Since January 2, 2008, references to the “Company”, “FSC”, “we” or “our” are to Fifth Street Finance Corp., unless the context otherwise requires.

The Company also has certain wholly-owned subsidiaries, including subsidiaries that are not consolidated for income tax purposes, which hold certain portfolio investments of the Company. The subsidiaries are consolidated with the Company for accounting purposes, and the portfolio investments held by the subsidiaries are included in the Company’s Consolidated Financial Statements. All significant intercompany balances and transactions have been eliminated.

On November 28, 2011, the Company transferred the listing of its common stock from the New York Stock Exchange to the NASDAQ Global Select Market, where it continues to trade under the symbol “FSC.” The following table reflects common stock offerings that have occurred since inception:

Date	Transaction	Shares	Offering price		Gross proceeds
June 17, 2008	Initial public offering	10,000,000	$14.12		$141.2 million
July 21, 2009	Follow-on public offering (including underwriters’ exercise of over-allotment option)	9,487,500	$9.25		$87.8 million
September 25, 2009	Follow-on public offering (including underwriters’ exercise of over-allotment option)	5,520,000	$10.50		$58.0 million
January 27, 2010	Follow-on public offering	7,000,000	$11.20		$78.4 million
February 25, 2010	Underwriters’ exercise of over-allotment option	300,500	$11.20		$3.4 million
June 21, 2010	Follow-on public offering (including underwriters’ exercise of over-allotment option)	9,200,000	$11.50		$105.8 million
December 2010	At-the-Market offering	429,110	$11.87	(1)	$5.1 million
February 4, 2011	Follow-on public offering (including underwriters’ exercise of over-allotment option)	11,500,000	$12.65		$145.5 million
June 24, 2011	Follow-on public offering (including underwriters’ exercise of over-allotment option)	5,558,469	$11.72		$65.1 million

(1)	Average offering price.

On February 3, 2010, the Company’s consolidated wholly-owned subsidiary, Fifth Street Mezzanine Partners IV, L.P., received a license, effective February 1, 2010, from the United States Small Business Administration, or SBA, to operate as a small business investment company, or SBIC, under Section 301(c) of the Small Business

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

Investment Act of 1958. SBICs are designated to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

The SBIC license allows the Company’s SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the satisfaction of certain customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

SBA regulations currently limit the amount of SBA-guaranteed debentures that an SBIC may issue to $150 million when it has at least $75 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of $225 million in SBA-guaranteed debentures when they have at least $112.5 million in combined regulatory capital. As of September 30, 2011, the Company’s SBIC subsidiary had $75 million in regulatory capital and $150 million in SBA-guaranteed debentures outstanding, which had a fair value of $102.0 million. These debentures bear interest at a weighted average interest rate of 3.567% (excluding the SBA annual charge), as follows:

Rate Fix Date	Debenture Amount	Fixed Interest Rate	SBA Annual Charge
September 2010	$73,000	3.215%	0.285%
March 2011	65,300	4.084%	0.285%
September 2011	11,700	2.877%	0.285%

The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a “change of control” or transfer of an SBIC and require that SBICs invest idle funds in accordance with SBA regulations. In addition, the Company’s SBIC subsidiary may also be limited in its ability to make distributions to the Company if it does not have sufficient capital, in accordance with SBA regulations.

The Company’s SBIC subsidiary is subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that the SBIC subsidiary will receive SBA-guaranteed debenture funding and is dependent upon the SBIC subsidiary continuing to be in compliance with SBA regulations and policies.

The SBA, as a creditor, will have a superior claim to the SBIC subsidiary’s assets over the Company’s stockholders in the event the Company liquidates the SBIC subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by the SBIC subsidiary upon an event of default.

The Company has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to exclude the debt of the SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the Company’s 200% asset coverage test under the 1940 Act. This allows the Company increased flexibility under the 200% asset coverage test by permitting it to borrow up to $150 million more than it would otherwise be able to under the 1940 Act absent the receipt of this exemptive relief.

Note 2.	Significant Accounting Policies

Basis of Presentation and Liquidity:

The Consolidated Financial Statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Regulation S-X. In the opinion of management, all adjustments of a normal recurring

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

nature considered necessary for the fair presentation of the Consolidated Financial Statements have been made. The financial results of the Company’s portfolio investments are not consolidated in the Company’s Consolidated Financial Statements.

Although the Company expects to fund the growth of its investment portfolio through the net proceeds from the recent and future equity offerings, the Company’s dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, the Company cannot assure that its plans to raise capital will be successful. In addition, the Company intends to distribute to its stockholders between 90% and 100% of its taxable income each year in order to satisfy the requirements applicable to Regulated Investment Companies (“RICs”) under Subchapter M of the Internal Revenue Code (“Code”). Consequently, the Company may not have the funds or the ability to fund new investments, to make additional investments in its portfolio companies, to fund its unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of its portfolio investments may make it difficult for the Company to sell these investments when desired and, if the Company is required to sell these investments, it may realize significantly less than their recorded value.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make certain estimates and assumptions affecting amounts reported in the financial statements and accompanying notes. These estimates are based on the information that is currently available to the Company and on various other assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions and conditions. The most significant estimates inherent in the preparation of the Company’s Consolidated Financial Statements are the valuation of investments and revenue recognition.

The Consolidated Financial Statements include portfolio investments at fair value of $1.1 billion and $563.8 million at September 30, 2011 and September 30, 2010, respectively. The portfolio investments represent 153.7% and 99.1% of net assets at September 30, 2011 and September 30, 2010, respectively, and their fair values have been determined by the Company’s Board of Directors in good faith in the absence of readily available market values. Because of the inherent uncertainty of valuation, the determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, “Control Investments” are defined as investments in companies in which the Company owns more than 25% of the voting securities or has rights to maintain greater than 50% of the board representation; “Affiliate Investments” are defined as investments in companies in which the Company owns between 5% and 25% of the voting securities; and “Non-Control/Non-Affiliate Investments” are defined as investments that are neither Control Investments nor Affiliate Investments.

Fair Value Measurements:

The Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 820 Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A liability’s fair value is defined as the amount that would be paid to transfer the liability to a new obligor, not the amount that would be paid to settle the liability with the creditor. Where available, fair value is based on observable market prices or parameters or derived from such prices or parameters. Where observable prices or inputs are not available or reliable, valuation techniques are applied. These valuation techniques involve some level of management estimation and judgment, the degree of which is dependent on the price transparency for the investments or market and the investments’ complexity.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

Assets recorded at fair value in the Company’s Consolidated Financial Statements are categorized based upon the level of judgment associated with the inputs used to measure their fair value.

Hierarchical levels, defined by ASC 820 and directly related to the amount of subjectivity associated with the inputs to fair valuation of these assets and liabilities, are as follows:

•	Level 1 — Unadjusted, quoted prices in active markets for identical assets or liabilities at the measurement date.

•

Level 2 — Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.

•

Level 3 — Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model.

Under ASC 820, the Company performs detailed valuations of its debt and equity investments on an individual basis, using market, income and bond yield approaches as appropriate. In general, the Company utilizes the bond yield method in determining the fair value of its investments, as long as it is appropriate. If, in the Company’s judgment, the bond yield approach is not appropriate, it may use the market approach in determining the fair value of the Company’s investment in the portfolio company. If there is deterioration in the credit quality of the portfolio company or an investment is in workout status, the Company may use alternative methodologies, including an asset liquidation or expected recovery model.

Under the market approach, the Company estimates the enterprise value of the portfolio companies in which it invests. There is no one methodology to estimate enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which the Company derives a single estimate of enterprise value. To estimate the enterprise value of a portfolio company, the Company analyzes various factors, including the portfolio company’s historical and projected financial results. Typically, private companies are valued based on multiples of EBITDA (earnings before interest, taxes, depreciation, and amortization), cash flows, net income, revenues, or in limited cases, book value. The Company generally requires portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year.

Under the income approach, the Company generally prepares and analyzes discounted cash flow models based on projections of the future free cash flows of the business.

Under the bond yield approach, the Company uses bond yield models to determine the present value of the future cash flow streams of its debt investments. The Company reviews various sources of transactional data, including private mergers and acquisitions involving debt investments with similar characteristics, and assesses the information in the valuation process.

The Company’s Board of Directors undertakes a multi-step valuation process each quarter in connection with determining the fair value of the Company’s investments:

•	The quarterly valuation process begins with each portfolio company or investment being initially valued by the Company’s finance department;

•	Preliminary valuations are then reviewed and discussed with principals of the Investment Adviser;

•	Separately, independent valuation firms engaged by the Board of Directors prepare preliminary valuations on a selected basis and submit the reports to the Company;

•	The finance department compares and contrasts its preliminary valuations to the preliminary valuations of the independent valuation firms;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

•	The finance department prepares a valuation report for the Valuation Committee of the Board of Directors;

•	The Valuation Committee of the Board of Directors is apprised of the preliminary valuations of the independent valuation firms;

•

The Valuation Committee of the Board of Directors reviews the preliminary valuations, and the finance department responds and supplements the preliminary valuations to reflect any comments provided by the Valuation Committee;

•	The Valuation Committee of the Board of Directors makes a recommendation to the Board of Directors regarding the fair value of the investments in the Company’s portfolio; and

•	The Board of Directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith.

The fair value of all of the Company’s investments at September 30, 2011 and September 30, 2010 was determined by the Board of Directors. The Board of Directors is solely responsible for the valuation of the portfolio investments at fair value as determined in good faith pursuant to the Company’s valuation policy and a consistently applied valuation process.

The Board of Directors has authorized the engagement of independent valuation firms to provide valuation assistance. Upon completion of their processes each quarter, the independent valuation firms provide the Company with written reports regarding the preliminary valuations of selected portfolio securities as of the close of such quarter. The Company will continue to engage independent valuation firms to provide assistance regarding the determination of the fair value of selected portfolio securities each quarter; however, the Board of Directors is ultimately and solely responsible for determining the fair value of the Company’s investments in good faith.

Investment Income:

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. In connection with its investment, the Company sometimes receives nominal cost equity that is valued as part of the negotiation process with the particular portfolio company. When the Company receives nominal cost equity, the Company allocates its cost basis in its investment between its debt securities and its nominal cost equity at the time of origination. Any resulting discount from recording the loan is accreted into interest income over the life of the loan.

Distributions of earnings from portfolio companies are recorded as dividend income when the distribution is received.

The Company has investments in debt securities which contain payment-in-kind or “PIK” interest provisions. PIK interest is computed at the contractual rate specified in each investment agreement and added to the principal balance of the investment and recorded as income.

Fee income consists of the monthly collateral management fees that the Company receives in connection with its debt investments and the accreted portion of the debt origination fees. The Company capitalizes a portion of the upfront loan origination fees received in connection with investments. The unearned fee income from such fees is accreted into fee income, based on the straight line method or effective interest method as applicable, over the life of the investment.

The Company has also structured exit fees across certain of its portfolio investments to be received upon the future exit of those investments. Exit fees are fees which are payable upon the exit of a debt security. These fees are to be paid to the Company upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

the borrower, (ii) the maturity date of the loan, or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon a successful exit event for each of the investments. A percentage of these fees are included in net investment income over the life of the loan.

Gain on Extinguishment of Convertible Senior Notes:

The Company may, to the extent permitted by law, repurchase its Convertible Senior Notes in the open market and may surrender these Notes to the Trustee for cancellation. If the repurchase occurs at a purchase price below par value, a gain on the extinguishment of these Notes is recorded. The amount of the gain recorded is the difference between the reacquisition price and the net carrying amount of the Notes, net of the proportionate amount of unamortized debt issuance costs.

Cash and Cash Equivalents:

Cash and cash equivalents consist of demand deposits and highly liquid investments with maturities of three months or less, when acquired. The Company places its cash and cash equivalents with financial institutions and, at times, cash held in bank accounts may exceed the Federal Deposit Insurance Corporation insured limit. Included in cash and cash equivalents is $0.3 million that is held at Wells Fargo Bank, National Association (“Wells Fargo”) in connection with the Company’s three-year credit facility. The Company is restricted in terms of access to this cash until such time as the Company submits its required monthly reporting schedules and Wells Fargo verifies the Company’s compliance per the terms of the credit agreement.

Deferred Financing Costs:

Deferred financing costs consist of fees and expenses paid in connection with the closing or amending of credit facilities and are capitalized at the time of payment. Deferred financing costs are amortized using the straight line method over the terms of the respective credit facilities. This amortization expense is included in interest expense in the Company’s Consolidated Statement of Operations.

Collateral Posted to Bank:

Collateral posted to bank consists of cash posted as collateral with respect to the Company’s interest rate swap, which was terminated in August 2011. The Company was restricted in terms of access to this collateral until such swap was terminated or the swap agreement expired. Cash collateral posted was held in an account at Wells Fargo.

Interest Rate Swap:

The Company does not utilize hedge accounting and marks its interest rate swaps to fair value on a quarterly basis through its Consolidated Statement of Operations.

Offering Costs:

Offering costs consist of fees and expenses incurred in connection with the public offer and sale of the Company’s common stock, including legal, accounting, and printing fees. $0.8 million of offering costs have been charged to capital during the year ended September 30, 2011.

Income Taxes:

As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed currently to its stockholders as a dividend. The Company intends to distribute between 90% and 100% of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any federal or state income tax at the RIC level. As a RIC, the Company is also subject to a federal excise tax based

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

on distributive requirements of its taxable income on a calendar year basis (e.g., calendar year 2011). The Company anticipates timely distribution of its taxable income within the tax rules; however, the Company incurred a de minimis federal excise tax for calendar years 2008, 2009 and 2010. In addition, the Company may incur a federal excise tax in future years.

The purpose of the Company’s taxable subsidiaries is to permit the Company to hold equity investments in portfolio companies which are “pass through” entities for federal tax purposes in order to comply with the “source income” requirements contained in the RIC tax requirements. The taxable subsidiaries are not consolidated with the Company for income tax purposes and may generate income tax expense as a result of their ownership of certain portfolio investments. This income tax expense, if any, would be reflected in the Company’s Consolidated Statements of Operations. The Company uses the asset and liability method to account for its taxable subsidiaries’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating carry forwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which it expects to recover or settle those temporary differences.

ASC 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the Company’s Consolidated Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2008, 2009 or 2010. The Company identifies its major tax jurisdictions as U.S. Federal and New York State, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Recent Accounting Pronouncements

In May 2011, the FASB issued Accounting Standards Update No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 amends ASC 820, which will require entities to change the wording used to describe the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements related to the application of the highest and best use and valuation premise concepts for financial and nonfinancial instruments, measuring the fair value of an instrument classified in shareholders’ equity, and disclosures about fair value measurements. ASU 2011-04 changes the measurement of the fair value of financial instruments that are managed within a portfolio and the application of premiums and discounts in a fair value measurement related to size as a characteristic of the reporting entity’s holding rather than a characteristic of the asset or liability. ASU 2011-04 requires additional disclosures about fair value measurements categorized within Level 3 of the fair value hierarchy including the valuation processes used by the reporting entity, the sensitivity of the fair value to changes in unobservable inputs, and the interrelationships between those unobservable inputs, if any. All the amendments to ASC 820 made by ASU 2011-04 are effective for interim and annual periods beginning after December 15, 2011. The adoption of ASU 2011-04 is not expected to have a material impact on the Company’s consolidated financial statements, except it will enhance the disclosures around fair value of investments.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

In February 2011, the FASB issued Accounting Standards Update 2011-02, Receivables (Topic 310): A Creditor’s Determination of Whether a Restructuring is a Troubled Debt Restructuring (“ASU 2011-02”). ASU 2011-02 clarifies which loan modifications constitute troubled debt restructurings. It is intended to assist creditors in determining whether a modification of the terms of a receivable meets the criteria to be considered a troubled debt restructuring, both for purposes of recording an impairment loss and for disclosure of troubled debt restructurings. In evaluating whether a restructuring constitutes a troubled debt restructuring, a creditor must separately conclude that both of the following exist: (a) the restructuring constitutes a concession; and (b) the debtor is experiencing financial difficulties. ASU 2011-02 provides guidance to clarify whether the creditor has granted a concession and whether a debtor is experiencing financial difficulties. The new guidance is effective for interim and annual periods beginning on or after June 15, 2011, and applies retrospectively to restructurings occurring on or after the beginning of the fiscal year of adoption. The adoption of ASU 2011-02 did not have a material impact on the Company’s financial condition and results of operations.

In January 2010, the FASB issued Accounting Standards Update No. 2010-06, Fair Value Measurements and Improving Disclosures About Fair Value Measurements (Topic 820), which provides for improving disclosures about fair value measurements, primarily significant transfers in and out of Levels 1 and 2, and activity in Level 3 fair value measurements. The disclosures and clarifications of existing disclosures are effective for the interim and annual reporting periods beginning after December 15, 2009, while the disclosures about the purchases, sales, issuances, and settlements in the roll forward activity in Level 3 fair value measurements are effective for fiscal years after December 15, 2010 and for the interim periods within those fiscal years. Except for certain detailed Level 3 disclosures, which are effective for fiscal years after December 15, 2010 and interim periods within those years, the new guidance became effective for the Company’s fiscal 2010 second quarter. The adoption of this disclosure-only guidance is included in Note 3 — Portfolio Investments and did not have an impact on the Company’s consolidated financial results.

In September 2009, the FASB issued Accounting Standards Update 2009-12, Fair Value Measurements and Disclosures (Topic 820) — Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) which provides guidance on estimating the fair value of an alternative investment, amending ASC 820-10. The amendment is effective for interim and annual periods ending after December 15, 2009. The adoption of this guidance did not have a material impact on either the Company’s consolidated financial position or results of operations.

In June 2009, the FASB issued SFAS No. 166, Accounting for Transfers of Financial Assets — an amendment of FASB Statement No. 140 (“SFAS 166”). SFAS 166 requires more information about transfers of financial assets, eliminates the qualifying special purpose entity (QSPE) concept, changes the requirements for derecognizing financial assets and requires additional disclosures. SFAS 166 is effective for the first annual reporting period that begins after November 15, 2009. The initial adoption did not have a material impact on the Company’s Consolidated Financial Statements.

In June 2009, the FASB issued SFAS No. 167, Amendments to FASB Interpretation No. 46(R) which provides guidance with respect to consolidation of variable interest entities. This statement retains the scope of Interpretation 46(R) with the addition of entities previously considered qualifying special-purpose entities, as the concept of these entities was eliminated in SFAS No. 166, Accounting for Transfers of Financial Assets. This statement replaces the quantitative-based risks and rewards calculation for determining the primary beneficiary of a variable interest entity. The approach focuses on identifying which enterprise has the power to direct activities that most significantly impact the entity’s economic performance and the obligation to absorb the losses or receive the benefits from the entity. It is possible that application of this revised guidance will change an enterprise’s assessment of involvement with variable interest entities. This statement, which has been codified within ASC 810, Consolidations, was effective for the Company as of September 1, 2010. The initial adoption did not have an effect on the Company’s Consolidated Financial Statements.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

Note 3.	Portfolio Investments

At September 30, 2011, 153.7% of net assets or $1.1 billion was invested in 65 long-term portfolio investments and 9.3% of net assets or $67.6 million was invested in cash and cash equivalents. In comparison, at September 30, 2010, 99.1% of net assets or $563.8 million was invested in 38 long-term portfolio investments and 13.5% of net assets or $76.8 million was invested in cash and cash equivalents. As of September 30, 2011, 90.9% of the Company’s portfolio at fair value consisted of debt investments that were secured by first or second priority liens on the assets of the portfolio companies. Moreover, the Company held equity investments in certain of its portfolio companies consisting of common stock, preferred stock, limited partnership interests or limited liability company interests. These instruments generally do not produce a current return but are held for potential investment appreciation and capital gain.

During the years ended September 30, 2011, 2010 and 2009, the Company recorded realized losses of $30.4 million, $18.8 million and $14.4 million, respectively. During the years ended September 30, 2011, 2010 and 2009, the Company recorded unrealized depreciation of $6.5 million, $1.8 million and $10.8 million, respectively.

The composition of the Company’s investments as of September 30, 2011 and September 30, 2010 at cost and fair value was as follows:

	September 30, 2011		September 30, 2010
	Cost	Fair Value	Cost	Fair Value
Investments in debt securities	$1,137,754	$1,099,708	$585,529	$558,580
Investments in equity securities	18,328	20,129	6,968	5,241

Total	$1,156,082	$1,119,837	$592,497	$563,821

The composition of the Company’s debt investments as of September 30, 2011 and September 30, 2010 at fixed rates and floating rates was as follows:

	September 30, 2011		September 30, 2010
	Fair Value	% of Portfolio	Fair Value	% of Portfolio
Fixed rate debt securities	$359,873	32.72%	$375,584	67.24%
Floating rate debt securities	739,835	67.28%	182,996	32.76%

Total	$1,099,708	100.00%	$558,580	100.00%

The following table presents the financial instruments carried at fair value as of September 30, 2011, by caption on the Company’s Consolidated Statement of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820.

	Level 1	Level 2	Level 3	Total
Investments in debt securities (first lien)	$—	$—	$875,092	$875,092
Investments in debt securities (second lien)	—	—	143,383	143,383
Investments in debt securities (subordinated)	—	—	81,233	81,233
Investments in equity securities (preferred)	—	—	7,167	7,167
Investments in equity securities (common)	—	—	12,962	12,962

Total investments at fair value	$—	$—	$1,119,837	$1,119,837

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

The following table presents the financial instruments carried at fair value as of September 30, 2010, by caption on the Company’s Consolidated Statement of Assets and Liabilities for each of the three levels of hierarchy established by ASC 820.

	Level 1	Level 2	Level 3	Total
Investments in debt securities (first lien)	$—	$—	$416,324	$416,324
Investments in debt securities (second lien)	—	—	137,851	137,851
Investments in debt securities (subordinated)	—	—	4,405	4,405
Investments in equity securities (preferred)	—	—	2,892	2,892
Investments in equity securities (common)	—	—	2,349	2,349

Total investments at fair value	$—	$—	$563,821	$563,821
Interest rate swap	—	773	—	773

Total liabilities at fair value	$—	$773	$—	$773

When a determination is made to classify a financial instrument within Level 3 of the valuation hierarchy, the determination is based upon the fact that the unobservable factors are the most significant to the overall fair value measurement. However, Level 3 financial instruments typically include, in addition to the unobservable or Level 3 components, observable components (that is, components that are actively quoted and can be validated by external sources). Accordingly, the appreciation (depreciation) in the tables below includes changes in fair value due in part to observable factors that are part of the valuation methodology.

The following table provides a roll-forward in the changes in fair value from September 30, 2010 to September 30, 2011, for all investments for which the Company determines fair value using unobservable (Level 3) factors.

	First Lien Debt	Second Lien Debt	Subordinated Debt	Preferred Equity	Common Equity	Total
Fair value as of September 30, 2010	$416,324	$137,851	$4,405	$2,892	$2,349	$563,821
New investments & net revolver activity	563,826	76,500	81,665	4,349	8,033	734,373
Redemptions/repayments	(81,382)	(63,163)	(1,000)	—	—	(145,545)
Net accrual of PIK interest income	5,456	(3,103)	1,289	47	—	3,689
Accretion of original issue discount	1,510	553	—	—	—	2,063
Net change in unearned income	(5,539)	67	(961)	—	—	(6,433)
Net unrealized appreciation (depreciation)	(1,340)	(5,322)	(4,165)	134	3,394	(7,299)
Net change from unrealized to realized	(23,763)	—	—	(255)	(814)	(24,832)
Transfer into (out of) Level 3	—	—	—	—	—	—

Fair value as of September 30, 2011	$875,092	$143,383	$81,233	$7,167	$12,962	$1,119,837

Net unrealized appreciation (depreciation) relating to Level 3 assets still held at September 30, 2011 and reported within net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations for the year ended September 30, 2011	$(15,106)	$(5,200)	$(4,165)	$(121)	$2,580	$(22,012)

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

The following table provides a roll-forward in the changes in fair value from September 30, 2009 to September 30, 2010, for all investments for which the Company determines fair value using unobservable (Level 3) factors.

	First Lien Debt	Second Lien Debt	Subordinated Debt	Preferred Equity	Common Equity	Total
Fair value as of September 30, 2009	$142,018	$153,904	$—	$2,889	$800	$299,611
New investments & net revolver activity	304,369	7,120	4,165	435	688	316,777
Redemptions/repayments	(14,088)	(23,168)	—	—	(71)	(37,327)
Net accrual of PIK interest income	4,473	3,499	413	—	—	8,385
Accretion of original issue discount	482	411	—	—	—	893
Net change in unearned income	(6,402)	491	—	—	—	(5,911)
Net unrealized appreciation (depreciation)	(2,195)	(3,433)	(173)	(432)	5,179	(1,054)
Net change from unrealized to realized	(12,333)	(973)	—	—	(4,247)	(17,553)
Transfer into (out of) Level 3	—	—	—	—	—	—

Fair value as of September 30, 2010	$416,324	$137,851	$4,405	$2,892	$2,349	$563,821

Net unrealized appreciation (depreciation) relating to Level 3 assets still held at September 30, 2010 and reported within net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations for the year ended September 30, 2010	$(4,423)	$(4,733)	$(173)	$(432)	$932	$(8,829)

Concurrent with its adoption of ASC 820, effective October 1, 2008, the Company augmented the valuation techniques it uses to estimate the fair value of its debt investments where there is not a readily available market value (Level 3). The Company introduced a bond yield model to value these investments based on the present value of expected cash flows. The significant inputs into the model are market interest rates for debt with similar characteristics and an adjustment for the portfolio company’s credit risk. The credit risk component of the valuation considers several factors including financial performance, business outlook, debt priority and collateral position.

The Company’s off-balance sheet arrangements consisted of $108.8 million and $49.5 million of unfunded commitments to provide debt financing to its portfolio companies or to fund limited partnership interests as of September 30, 2011 and September 30, 2010, respectively. Such commitments are subject to the portfolio companies’ satisfaction of certain financial and nonfinancial convenants and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the Statement of Assets and Liabilities and are not reflected on the Company’s Consolidated Statements of Assets and Liabilities.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

A summary of the composition of the unfunded commitments (consisting of revolvers, term loans and limited partnership interests) as of September 30, 2011 and September 30, 2010 is shown in the table below:

	September 30, 2011	September 30, 2010
JTC Education, Inc.	$14,000	$9,062
CRGT, Inc.	12,500	—
Charter Brokerage, LLC	6,176	—
Refac Optical Group	5,500	—
Rail Acquisition Corp.	5,446	4,799
Miche Bag, LLC	5,000	—
Dominion Diagnostics, LLC	5,000	—
ADAPCO, Inc.	4,250	5,750
Enhanced Recovery Company, LLC	4,000	3,623
DISA, Inc.	4,000	—
Traffic Control & Safety Corporation	3,014	—
Epic Acquisition, Inc.	3,000	2,700
Phoenix Brands Merger Sub LLC	3,000	—
Discovery Practice Management, Inc.	3,000	—
Titan Fitness, LLC	2,957	—
IZI Medical Products, Inc.	2,500	2,500
Eagle Hospital Physicians, Inc.	2,500	2,500
HealthDrive Corporation	2,000	1,500
Mansell Group, Inc.	2,000	2,000
Specialty Bakers, LLC	2,000	2,000
Physicians Pharmacy Alliance, Inc.	2,000	—
Cardon Healthcare Network, LLC	2,000	—
Milestone Partners IV, LP (limited partnership interest)	2,000	—
Tegra Medical, LLC	1,500	4,000
Flatout, Inc.	1,500	1,500
IOS Acquisitions, Inc.	1,250	—
Psilos Group Partners IV, LP (limited partnership interest)	1,000	1,000
Best Vinyl Fence & Deck, LLC	1,000	—
Bunker Hill Capital II (QP), LP (limited partnership interest)	960	—
Riverlake Equity Partners II, LP (limited partnership interest)	878	966
Welocalize, Inc.	750	—
Baird Capital Partners V, LP (limited partnership interest)	701	—
Riverside Fund IV, LP (limited partnership interest)	555	864
Saddleback Fence and Vinyl Products, Inc.	400	—
Advanced Pain Management	267	—
Trans-Trade, Inc.	200	500
AmBath/ReBath Holdings, Inc.	—	1,500
Vanguard Vinyl, Inc.	—	1,250
NDSSI Holdings, LLC	—	1,500

Total	$108,804	$49,514

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

Summaries of the composition of the Company’s investment portfolio at cost and fair value as a percentage of total investments are shown in the following tables:

	September 30, 2011		September 30, 2010
Cost:
First lien debt	$890,729	77.05%	$430,201	72.61%
Second lien debt	161,455	13.97%	150,601	25.42%
Subordinated debt	85,571	7.40%	4,728	0.80%
Purchased equity	11,263	0.97%	2,330	0.39%
Equity grants	6,158	0.53%	4,468	0.75%
Limited partnership interests	906	0.08%	169	0.03%

Total	$1,156,082	100.00%	$592,497	100.00%

Fair Value:
First lien debt	$875,092	78.14%	$416,324	73.84%
Second lien debt	143,383	12.80%	137,851	24.45%
Subordinated debt	81,233	7.25%	4,405	0.78%
Purchased equity	12,548	1.12%	625	0.11%
Equity grants	6,675	0.60%	4,447	0.79%
Limited partnership interests	906	0.09%	169	0.03%

Total	$1,119,837	100.00%	$563,821	100.00%

The Company primarily invests in portfolio companies located in the United States. The following tables show the portfolio composition by geographic region at cost and fair value as a percentage of total investments. The geographic composition is determined by the location of the corporate headquarters of the portfolio company, which may not be indicative of the primary source of the portfolio company’s business.

	September 30, 2011		September 30, 2010
Cost:
Northeast	$389,185	33.66%	$175,371	29.60%
Southwest	273,513	23.66%	121,104	20.44%
Southeast	244,988	21.19%	108,805	18.36%
West	142,745	12.35%	133,879	22.60%
Midwest	86,768	7.51%	53,338	9.00%
Canada	18,883	1.63%	—	0.00%

Total	$1,156,082	100.00%	$592,497	100.00%

Fair Value:
Northeast	$389,898	34.82%	$161,264	28.60%
Southeast	248,588	22.20%	109,457	19.41%
Southwest	246,358	22.00%	107,469	19.07%
West	127,522	11.39%	131,881	23.39%
Midwest	88,412	7.90%	53,750	9.53%
Canada	19,059	1.69%	—	0.00%

Total	$1,119,837	100.00%	$563,821	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

The composition of the Company’s portfolio by industry at cost and fair value as of September 30, 2011 and September 30, 2010 were as follows:

	September 30, 2011		September 30, 2010
Cost:
Healthcare services	$227,145	19.65%	$87,444	14.76%
Oil & gas equipment & services	82,168	7.11%	—	0.00%
Healthcare equipment	71,254	6.16%	47,540	8.02%
Diversified support services	55,472	4.80%	26,246	4.43%
IT consulting & other services	48,943	4.23%	—	0.00%
Internet software & services	43,846	3.79%	—	0.00%
Construction and engineering	43,236	3.74%	24,987	4.22%
Leisure facilities	38,041	3.29%	6,864	1.16%
Electronic equipment & instruments	34,852	3.01%	33,094	5.59%
Specialty stores	34,538	2.99%	—	0.00%
Household products	31,213	2.70%	1,065	0.18%
Apparel, accessories & luxury goods	30,986	2.68%	23,536	3.97%
Education services	29,662	2.57%	44,902	7.58%
Fertilizers & agricultural chemicals	28,800	2.49%	26,695	4.51%
Home improvement retail	27,999	2.42%	32,631	5.51%
Pharmaceuticals	27,257	2.36%	—	0.00%
Integrated telecommunication services	25,995	2.25%	—	0.00%
Food distributors	20,834	1.80%	30,415	5.13%
Healthcare technology	20,505	1.77%	21,509	3.63%
Human resources & employment services	20,457	1.77%	—	0.00%
Electronic manufacturing services	20,190	1.75%	18,738	3.16%
Advertising	19,892	1.72%	19,828	3.35%
Auto parts & equipment	18,883	1.63%	—	0.00%
Distributors	18,631	1.61%	13,351	2.25%
Air freight & logistics	17,984	1.56%	14,005	2.36%
Trucking	17,065	1.48%	17,065	2.88%
Environmental & facilities services	16,311	1.41%	8,922	1.51%
Restaurants	13,966	1.21%	12,485	2.11%
Leisure products	13,564	1.17%	—	0.00%
Diversified financial services	13,311	1.15%	—	0.00%
Data processing & outsourced services	12,775	1.10%	13,078	2.21%
Industrial machinery	10,457	0.90%	10,143	1.71%
Construction materials	6,736	0.58%	17,476	2.95%
Building products	6,689	0.58%	8,292	1.40%
Housewares & specialties	5,319	0.46%	12,195	2.06%
Multi-sector holdings	907	0.09%	169	0.02%
Movies & entertainment	199	0.02%	200	0.03%
Food retail	—	0.00%	19,622	3.31%

Total	$1,156,082	100.00%	$592,497	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

	September 30, 2011		September 30, 2010
Fair Value:
Healthcare services	$231,478	20.67%	$89,262	15.83%
Oil & gas equipment services	82,696	7.38%	—	0.00%
Healthcare equipment	71,911	6.42%	48,298	8.57%
Diversified support services	56,232	5.02%	26,246	4.66%
IT consulting & other services	49,528	4.42%	—	0.00%
Internet software & services	43,786	3.91%	—	0.00%
Leisure facilities	38,447	3.43%	7,040	1.25%
Construction and engineering	35,814	3.20%	23,845	4.23%
Specialty stores	35,198	3.14%	—	0.00%
Electronic equipment & instruments	34,863	3.11%	32,888	5.83%
Apparel, accessories & luxury goods	33,595	3.00%	23,549	4.18%
Education services	30,176	2.69%	42,111	7.47%
Household products	29,943	2.67%	1,065	0.19%
Fertilizers & agricultural chemicals	29,190	2.61%	26,812	4.76%
Home improvement retail	27,576	2.46%	32,484	5.76%
Pharmaceuticals	27,500	2.46%	—	0.00%
Integrated telecommunication services	26,374	2.36%	—	0.00%
Food distributors	21,006	1.88%	30,317	5.38%
Human resources & employment services	20,952	1.87%	—	0.00%
Healthcare technology	20,947	1.87%	22,141	3.93%
Advertising	20,183	1.80%	19,847	3.52%
Environmental & facilities services	19,952	1.78%	5,130	0.91%
Auto parts & equipment	19,059	1.70%	—	0.00%
Distributors	18,938	1.69%	13,258	2.35%
Air freight & logistics	17,243	1.54%	14,041	2.49%
Leisure products	13,711	1.22%	—	0.00%
Diversified financial services	13,329	1.19%	—	0.00%
Restaurants	11,829	1.06%	12,100	2.15%
Industrial machinery	10,860	0.97%	10,233	1.81%
Electronic manufacturing services	8,660	0.77%	18,056	3.20%
Construction materials	6,840	0.61%	17,040	3.02%
Building products	4,833	0.43%	6,841	1.21%
Data processing & outsourced services	3,497	0.31%	12,741	2.26%
Housewares & specialties	2,526	0.23%	3,700	0.66%
Multi-sector holdings	907	0.11%	169	0.01%
Movies & entertainment	258	0.02%	260	0.05%
Trucking	—	0.00%	4,597	0.82%
Food retail	—	0.00%	19,750	3.50%

Total	$1,119,837	100.00%	$563,821	100.00%

The Company’s investments are generally in small and mid-sized companies in a variety of industries. At September 30, 2011 and September 30, 2010, the Company had no single investment that represented greater than 10% of the total investment portfolio at fair value. Income, consisting of interest, dividends, fees, other investment income, and realization of gains or losses, can fluctuate upon repayment or sale of an investment and in any given year can be highly concentrated among several investments. For the years ended September 30, 2011 and September 30, 2010, no individual investment produced income that exceeded 10% of investment income.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

Note 4.	Fee Income

The Company receives a variety of fees in the ordinary course of business. Certain fees, such as origination fees, are capitalized and amortized in accordance with ASC 310-20 Nonrefundable Fees and Other Costs. In accordance with ASC 820, the net unearned fee income balance is netted against the cost of the respective investments. Other fees, such as servicing and collateral management fees, are classified as fee income and recognized as they are earned on a monthly basis.

Accumulated unearned fee income activity for the years ended September 30, 2011 and 2010 was as follows:

	Year Ended September 30, 2011	Year Ended September 30, 2010
Beginning accumulated unearned fee income balance	$11,901	$5,590
Net fees received	18,160	11,806
Unearned fee income recognized	(11,728)	(5,495)

Ending unearned fee income balance	$18,333	$11,901

As of September 30, 2011, the Company had structured $7.9 million in aggregate exit fees across 11 portfolio investments upon the future exit of those investments. Exit fees are fees which are payable upon the exit of a debt investment. These fees are to be paid to the Company upon the sooner to occur of (i) a sale of the borrower or substantially all of the assets of the borrower, (ii) the maturity date of the loan, or (iii) the date when full prepayment of the loan occurs. The receipt of such fees is contingent upon a successful exit event for each of the investments. A portion of these fees is included in net investment income over the period of the loan.

Note 5.	Share Data

Effective January 2, 2008, the Partnership merged with and into the Company. At the time of the merger, all outstanding partnership interests in the Partnership were exchanged for 12,480,972 shares of common stock of the Company. An additional 26 fractional shares were payable to the stockholders in cash.

On June 17, 2008, the Company completed an initial public offering of 10,000,000 shares of its common stock at the offering price of $14.12 per share. The net proceeds totaled $129.5 million after deducting investment banking commissions of $9.9 million and offering costs of $1.8 million.

On July 21, 2009, the Company completed a follow-on public offering of 9,487,500 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $9.25 per share. The net proceeds totaled $82.7 million after deducting investment banking commissions of $4.4 million and offering costs of $0.7 million.

On September 25, 2009, the Company completed a follow-on public offering of 5,520,000 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $10.50 per share. The net proceeds totaled $54.9 million after deducting investment banking commissions of $2.8 million and offering costs of $0.3 million.

On January 27, 2010, the Company completed a follow-on public offering of 7,000,000 shares of its common stock at the offering price of $11.20 per share, with 300,500 additional shares being sold as part of the underwriters’ partial exercise of their over-allotment option on February 25, 2010. The net proceeds totaled $77.5 million after deducting investment banking commissions of $3.7 million and offering costs of $0.5 million.

On April 20, 2010, at the Company’s 2010 Annual Meeting, the Company’s stockholders approved, among other things, amendments to the Company’s restated certificate of incorporation to increase the number of authorized shares of common stock from 49,800,000 shares to 150,000,000 shares and to remove the Company’s authority to issue shares of Series A Preferred Stock.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

On June 21, 2010, the Company completed a follow-on public offering of 9,200,000 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $11.50 per share. The net proceeds totaled $100.5 million after deducting investment banking commissions of $4.8 million and offering costs of $0.5 million.

On December 7, 2010, the Company entered into an at-the-market equity offering sales agreement relating to shares of its common stock. Throughout the month of December 2010, the Company sold 429,110 shares of its common stock at an average offering price of $11.87 per share. The net proceeds totaled $5.0 million after deducting fees and commissions of $0.1 million. The Company terminated the at-the-market equity offering sales agreement effective January 20, 2011 and did not sell any shares of the Company’s common stock pursuant thereto subsequent to December 31, 2010.

On February 4, 2011, the Company completed a follow-on public offering of 11,500,000 shares of its common stock, which included the underwriters’ exercise of their over-allotment option, at the offering price of $12.65 per share. The net proceeds totaled $138.6 million after deducting investment banking commissions of $6.5 million and offering costs of $0.3 million.

On June 24, 2011, the Company completed a follow-on public offering of 5,558,469 shares of its common stock, which included the underwriters’ partial exercise of their over-allotment option, at the offering price of $11.72 per share. The net proceeds totaled $62.7 million after deducting investment banking commissions of $2.3 million and offering costs of $0.2 million.

The following table sets forth the computation of basic and diluted earnings per share, pursuant to ASC 260-10 Earnings per Share, for the years ended September 30, 2011, 2010 and 2009:

	Year ended September 30, 2011	Year ended September 30, 2010	Year ended September 30, 2009
Earnings per common share — basic:
Net increase in net assets resulting from operations	$30,207	$22,416	$6,194
Weighted average common shares outstanding — basic	64,057	45,441	24,654
Earnings per common share — basic	$0.47	$0.49	$0.25

Earnings per common share — diluted:
Net increase in net assets resulting from operations, before adjustments	$30,207	$22,416	$6,194
Adjustments for interest on convertible senior notes, base management fees, incentive fees and gain on extinguishment of convertible senior notes	2,124	—	—

Net increase in net assets resulting from operations, as adjusted	$32,331	$22,416	$6,194
Weighted average common shares outstanding — basic	64,057	45,441	24,654
Adjustments for dilutive effect of senior convertible notes	4,659	—	—

Weighted average common shares outstanding — diluted	68,716	45,441	24,654
Earnings per common share — diluted	$0.47	$0.49	$0.25

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

The following table reflects the dividend distributions per share that the Board of Directors of the Company has declared and the Company has paid, including shares issued under the dividend reinvestment plan (“DRIP”), on its common stock from inception to September 30, 2011:

Date Declared	Record Date	Payment Date	Amount per Share	Cash Distribution	DRIP Shares Issued		DRIP Shares Value
5/1/2008	5/19/2008	6/3/2008	$0.30	$1.9 million	133,317		$1.9 million
8/6/2008	9/10/2008	9/26/2008	0.31	5.1 million	196,786	(1)	1.9 million
12/9/2008	12/19/2008	12/29/2008	0.32	6.4 million	105,326		0.8 million
12/9/2008	12/30/2008	1/29/2009	0.33	6.6 million	139,995		0.8 million
12/18/2008	12/30/2008	1/29/2009	0.05	1.0 million	21,211		0.1 million
4/14/2009	5/26/2009	6/25/2009	0.25	5.6 million	11,776		0.1 million
8/3/2009	9/8/2009	9/25/2009	0.25	7.5 million	56,890		0.6 million
11/12/2009	12/10/2009	12/29/2009	0.27	9.7 million	44,420		0.5 million
1/12/2010	3/3/2010	3/30/2010	0.30	12.9 million	58,689		0.7 million
5/3/2010	5/20/2010	6/30/2010	0.32	14.0 million	42,269		0.5 million
8/2/2010	9/1/2010	9/29/2010	0.10	5.2 million	25,425		0.3 million
8/2/2010	10/6/2010	10/27/2010	0.10	5.2 million	24,850		0.3 million
8/2/2010	11/3/2010	11/24/2010	0.11	5.7 million	26,569		0.3 million
8/2/2010	12/1/2010	12/29/2010	0.11	5.7 million	28,238		0.3 million
11/30/2010	1/4/2011	1/31/2011	0.1066	5.4 million	36,038		0.5 million
11/30/2010	2/1/2011	2/28/2011	0.1066	5.5 million	29,072		0.4 million
11/30/2010	3/1/2011	3/31/2011	0.1066	6.5 million	43,766		0.6 million
1/30/2011	4/1/2011	4/29/2011	0.1066	6.5 million	45,193		0.6 million
1/30/2011	5/2/2011	5/31/2011	0.1066	6.5 million	48,870		0.6 million
1/30/2011	6/1/2011	6/30/2011	0.1066	6.5 million	55,367		0.6 million
5/2/2011	7/1/2011	7/29/2011	0.1066	7.1 million	58,829	(1)	0.6 million
5/2/2011	8/1/2011	8/31/2011	0.1066	7.1 million	64,431	(1)	0.6 million
5/2/2011	9/1/2011	9/30/2011	0.1066	7.2 million	52,487	(1)	0.5 million

(1)	Shares were purchased on the open market and distributed.

In October 2008, the Company’s Board of Directors authorized a stock repurchase program to acquire up to $8 million of the Company’s outstanding common stock. Stock repurchases under this program were made through the open market at times and in such amounts as Company management deemed appropriate. The stock repurchase program expired December 2009. In October 2008, the Company repurchased 78,000 shares of common stock on the open market as part of its share repurchase program.

In October 2010, the Company’s Board of Directors authorized a stock repurchase program to acquire up to $20 million of the Company’s outstanding common stock. Stock repurchases under this program are to be made through the open market at times and in such amounts as the Company’s management deems appropriate, provided it is below the most recently published net asset value per share. The stock repurchase program expires December 31, 2011 and may be limited or terminated by the Board of Directors at any time without prior notice.

Note 6.	Lines of Credit

On November 16, 2009, Fifth Street Funding, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding”), and the Company entered into a Loan and Servicing Agreement (“Wells Agreement”), with respect to a three-year credit facility (“Wells Fargo facility”) with Wells Fargo, as successor

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

to Wachovia Bank, National Association, Wells Fargo Securities, LLC, as administrative agent, each of the additional institutional and conduit lenders party thereto from time to time, and each of the lender agents party thereto from time to time, in the amount of $50 million, with an accordion feature which allowed for potential future expansion of the facility up to $100 million. The facility bore interest at LIBOR plus 4.0% per annum and had a maturity date of November 16, 2012.

On May 26, 2010, the Company amended the Wells Fargo facility to expand the borrowing capacity under that facility. Pursuant to the amendment, the Company received an additional $50 million commitment, thereby increasing the size of the facility from $50 million to $100 million, with an accordion feature that allows for potential future expansion of that facility from a total of $100 million up to a total of $150 million. In addition, the interest rate of the Wells Fargo facility was reduced from LIBOR plus 4% per annum to LIBOR plus 3.5% per annum, with no LIBOR floor, and the maturity date of the facility was extended from November 16, 2012 to May 26, 2013. The facility may be extended for up to two additional years upon the mutual consent of Wells Fargo and each of the lender parties thereto.

On November 5, 2010, the Company amended the Wells Fargo facility to, among other things, provide for the issuance from time to time of letters of credit for the benefit of the Company’s portfolio companies. The letters of credit are subject to certain restrictions, including a borrowing base limitation and an aggregate sublimit of $15.0 million.

On February 28, 2011, the Company amended the Wells Fargo facility to, among other things, reduce the interest rate to LIBOR plus 3.0% per annum, with no LIBOR floor, and extend the maturity date of the facility to February 25, 2014.

In connection with the Wells Fargo facility, the Company concurrently entered into (i) a Purchase and Sale Agreement with Funding, pursuant to which the Company will sell to Funding certain loan assets it has originated or acquired, or will originate or acquire and (ii) a Pledge Agreement with Wells Fargo, pursuant to which the Company pledged all of its equity interests in Funding as security for the payment of Funding’s obligations under the Agreement and other documents entered into in connection with the Wells Fargo facility.

The Wells Agreement and related agreements governing the Wells Fargo facility required both Funding and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of their businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities. The Wells Fargo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding, and the failure by Funding or the Company to materially perform under the Wells Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. The Company is currently in compliance with all financial covenants under the Wells Fargo facility.

The Wells Fargo facility is secured by all of the assets of Funding, and all of the Company’s equity interest in Funding. The Company uses the Wells Fargo facility to fund a portion of its loan origination activities and for general corporate purposes. Each loan origination under the facility is subject to the satisfaction of certain conditions. The Company cannot be assured that Funding will be able to borrow funds under the Wells Fargo facility at any particular time or at all. As of September 30, 2011, the Company had $39.5 million of borrowings outstanding under the Wells Fargo facility, which had a fair value of $39.5 million.

On May 27, 2010, the Company entered into a three-year secured syndicated revolving credit facility (“ING facility”) pursuant to a Senior Secured Revolving Credit Agreement (“ING Credit Agreement”) with certain lenders party thereto from time to time and ING Capital LLC, as administrative agent. The ING facility allowed for the Company to borrow money at a rate of either (i) LIBOR plus 3.5% per annum or (ii) 2.5% per annum plus an

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

alternate base rate based on the greatest of the Prime Rate, Federal Funds Rate plus 0.5% per annum or LIBOR plus 1% per annum, and had a maturity date of May 27, 2013. The ING facility also allows the Company to request letters of credit from ING Capital LLC, as the issuing bank. The initial commitment under the ING facility was $90 million, and the ING facility included an accordion feature that allowed for potential future expansion of the facility up to a total of $150 million. The ING facility is secured by substantially all of the Company’s assets, as well as the assets of the Company’s wholly-owned subsidiary, FSFC Holdings, Inc., and its indirect wholly-owned subsidiary, Fifth Street Fund of Funds LLC, subject to certain exclusions for, among other things, equity interests in any of the Company’s SBIC subsidiaries, and equity interests in Funding and Funding II as further set forth in a Guarantee, Pledge and Security Agreement (“ING Security Agreement”) entered into in connection with the ING Credit Agreement, among FSFC Holdings, Inc., ING Capital LLC, as collateral agent, and the Company. None of the Company’s SBIC subsidiaries, Funding or Funding II is party to the ING facility and their respective assets have not been pledged in connection therewith. The ING facility provides that the Company may use the proceeds and letters of credit under the facility for general corporate purposes, including acquiring and funding leveraged loans, mezzanine loans, high-yield securities, convertible securities, preferred stock, common stock and other investments.

On February 22, 2011, the Company amended the ING facility to, among other things, expand the borrowing capacity to $215 million. In addition, the ING facility’s accordion feature was increased to allow for potential future expansion up to a total of $300 million and the maturity date was extended to February 22, 2014.

On July 8, 2011, the Company amended the ING facility to, among other things, expand the borrowing capacity to $230 million and increase the accordion feature to allow for potential future expansion up to a total of $350 million. In addition, the ING facility’s interest rate was reduced to LIBOR plus 3.0% per annum, with no LIBOR floor, when the facility is drawn more than 35%. Otherwise, the interest rate will be LIBOR plus 3.25% per annum, with no LIBOR floor.

Pursuant to the ING Security Agreement, FSFC Holdings, Inc. and Fifth Street Fund of Funds LLC guaranteed the obligations under the ING Security Agreement, including the Company’s obligations to the lenders and the administrative agent under the ING Credit Agreement. Additionally, the Company pledged its entire equity interest in FSFC Holdings, Inc. and FSFC Holdings, Inc. pledged its entire equity interest in Fifth Street Fund of Funds LLC to the collateral agent pursuant to the terms of the ING Security Agreement.

The ING Credit Agreement and related agreements governing the ING facility required FSFC Holdings, Inc., Fifth Street Fund of Funds LLC and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of the Company’s businesses, (ii) agree to certain indemnification obligations, and (iii) agree to comply with various affirmative and negative covenants and other customary requirements for similar credit facilities. The ING facility documents also include usual and customary default provisions such as the failure to make timely payments under the facility, the occurrence of a change in control, and the failure by the Company to materially perform under the ING Credit Agreement and related agreements governing the facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. The Company is currently in compliance with all financial covenants under the ING facility. On November 29, 2011, the Company amended the ING Credit Agreement to ensure that, based on the Company’s estimate of taxable income for the fiscal year ended September 30, 2011, the Company would remain in compliance with the annual distribution limit provision when it finalizes its taxable income amount upon the filing of its tax return in June 2012.

Each loan or letter of credit originated under the ING facility is subject to the satisfaction of certain conditions. The Company cannot be assured that it will be able to borrow funds under the ING facility at any particular time or at all.

As of September 30, 2011, the Company had $133.5 million of borrowings outstanding under the ING facility, which had a fair value of $133.5 million.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

On September 16, 2011, Fifth Street Funding II, LLC, a consolidated wholly-owned bankruptcy remote, special purpose subsidiary (“Funding II”), entered into a Loan and Servicing Agreement (“Sumitomo Agreement”) with respect to a seven-year credit facility (“Sumitomo facility”) with Sumitomo Mitsui Banking Corporation (“SMBC”), an affiliate of Sumitomo Mitsui Financial Group, Inc., as administrative agent, and each of the lenders from time to time party thereto, in the amount of $200 million. The Sumitomo facility bears interest at a rate of LIBOR plus 2.25% per annum with no LIBOR floor, matures on September 16, 2018 and includes an option for a one-year extension.

In connection with the Sumitomo facility, the Company concurrently entered into a Purchase and Sale Agreement with Funding II, pursuant to which it will sell to Funding II certain loan assets the Company has originated or acquired, or will originate or acquire.

The Sumitomo Agreement and related agreements governing the Sumitomo facility required both Funding II and the Company to, among other things (i) make representations and warranties regarding the collateral as well as each of its businesses, (ii) agree to certain indemnification obligations, and (iii) comply with various covenants, servicing procedures, limitations on acquiring and disposing of assets, reporting requirements and other customary requirements for similar credit facilities. The Sumitomo facility agreements also include usual and customary default provisions such as the failure to make timely payments under the facility, a change in control of Funding II, and the failure by Funding II or the Company to materially perform under the Sumitomo Agreement and related agreements governing the Sumitomo facility, which, if not complied with, could accelerate repayment under the facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations.

The Sumitomo facility is secured by all of the assets of Funding II. Each loan origination under the facility is subject to the satisfaction of certain conditions. There is no assurance that Funding II will be able to borrow funds under the Sumitomo facility at any particular time or at all. As of September 30, 2011, there was $5.0 million of borrowings outstanding under the Sumitomo facility, which had a fair value of $5.0 million.

As of September 30, 2011, except for assets that were funded through the Company’s SBIC subsidiary, substantially all of the Company’s assets were pledged as collateral under the Wells Fargo facility, the ING facility or the Sumitomo facility.

Interest expense for the years ended September 30, 2011, 2010 and 2009 was $15.1 million, $1.9 million and $0.6 million, respectively.

Note 7.	Interest and Dividend Income

Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. In accordance with the Company’s policy, accrued interest is evaluated periodically for collectability. The Company stops accruing interest on investments when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

The Company holds debt in its portfolio that contains PIK interest provisions. The PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. The Company generally ceases accruing PIK interest if there is insufficient value to support the accrual or if the Company does not expect the portfolio company to be able to pay all principal and interest due. The Company’s decision to cease accruing PIK interest involves subjective judgments and determinations based on available information about a particular portfolio company, including whether the portfolio company is current with respect to its payment of principal and interest on its loans and debt securities; monthly and quarterly financial statements and financial projections for the portfolio company; the Company’s assessment of the portfolio company’s business development success, including product development, profitability and the portfolio company’s overall adherence to its business

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

plan; information obtained by the Company in connection with periodic formal update interviews with the portfolio company’s management and, if appropriate, the private equity sponsor; and information about the general economic and market conditions in which the portfolio company operates. Based on this and other information, the Company determines whether to cease accruing PIK interest on a loan or debt security. The Company’s determination to cease accruing PIK interest on a loan or debt security is generally made well before the Company’s full write-down of such loan or debt security.

Accumulated PIK interest activity for the years ended September 30, 2011 and September 30, 2010 was as follows:

	Year Ended September 30, 2011	Year Ended September 30, 2010
PIK balance at beginning of period	$19,301	$12,059
Gross PIK interest accrued	14,526	11,907
PIK income reserves	(851)	(1,903)
PIK interest received in cash	(9,988)	(1,619)
Loan exits	(316)	(1,143)

PIK balance at end of period	$22,672	$19,301

As of September 30, 2011, the Company had stopped accruing cash interest, PIK interest and original issue discount (“OID”) on four investments that had not paid all of their scheduled cash interest payments for the period ended September 30, 2011. As of September 30, 2010, the Company had stopped accruing cash interest, PIK interest and OID on five investments that had not paid all of their scheduled cash interest payments for the period ended September 30, 2010. As of September 30, 2009, the Company had stopped accruing PIK interest and OID on five investments, including two investments that had not paid all of their scheduled cash interest payments for the period ended September 30, 2009.

Cash non-accrual status is inclusive of PIK and other noncash income, where applicable. The percentages of the Company’s portfolio investments at cost and fair value by accrual status for the periods ended September 30, 2011, September 30, 2010 and September 30, 2009 were as follows:

	September 30, 2011				September 30, 2010				September 30, 2009
	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio	Cost	% of Portfolio	Fair Value	% of Portfolio
Accrual	$1,116,762	96.60%	$1,111,986	99.30%	$530,965	89.61%	$531,701	94.30%	$277,335	84.75%	$271,420	90.59%
PIK non-accrual	—	0.00%	—	0.00%	—	0.00%	—	0.00%	20,787	6.35%	12,639	4.22%
Cash non-accrual	39,320	3.40%	7,851	0.70%	61,532	10.39%	32,120	5.70%	29,110	8.90%	15,552	5.19%

Total	$1,156,082	100.00%	$1,119,837	100.00%	$592,497	100.00%	$563,821	100.00%	$327,232	100.00%	$299,611	100.00%

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

The non-accrual status of the Company’s portfolio investments as of September 30, 2011, September 30, 2010, and September 30, 2009 was as follows:

	September 30, 2011	September 30, 2010	September 30, 2009
Lighting by Gregory, LLC	Cash non-accrual	Cash non-accrual	Cash non-accrual
CPAC, Inc.	—	—	PIK non-accrual
MK Network, LLC	—	Cash non-accrual	—
Martini Park, LLC	—	—	PIK non-accrual
Vanguard Vinyl, Inc.	—	Cash non-accrual	—
Nicos Polymers & Grinding, Inc.	—	Cash non-accrual	PIK non-accrual
Premier Trailer Leasing, Inc.	Cash non-accrual	Cash non-accrual	Cash non-accrual
Repechage Investments Limited	Cash non-accrual	—	—
O’Currance, Inc.	Cash non-accrual	—	—

Income non-accrual amounts related to the above investments for the years ended September 30, 2011, September 30, 2010 and September 30, 2009 were as follows:

	Year ended September 30, 2011	Year ended September 30, 2010	Year ended September 30, 2009
Cash interest income	$5,815	$5,804	$2,938
PIK interest income	851	1,903	1,398
OID income	105	329	403

Total	$6,771	$8,036	$4,739

Note 8.	Taxable/Distributable Income and Dividend Distributions

Taxable income differs from net increase (decrease) in net assets resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as investment gains and losses are not included in taxable income until they are realized; (2) origination fees received in connection with investments in portfolio companies, which are amortized into interest income over the life of the investment for book purposes, are treated as taxable income upon receipt; (3) organizational and deferred offering costs; (4) recognition of interest income on certain loans; and (5) income or loss recognition on exited investments.

At September 30, 2011, the Company has net loss carryforwards of $11.8 million to offset net capital gains, to the extent provided by federal tax law. Of the capital loss carryforwards, $1.5 million will expire on September 30, 2017 and $10.3 million will expire on September 30, 2019. During the year ended September 30, 2011, the Company realized capital losses from the sale of investments after October 31, 2010 and prior to year end (“post-October capital losses”) of $29.9 million, which for tax purposes are treated as arising on the first day of the following year.

Listed below is a reconciliation of “net increase in net assets resulting from operations” to taxable income for the year ended September 30, 2011.

Net increase in net assets resulting from operations	$30,207
Net unrealized depreciation	6,527
Book/tax difference due to deferred loan origination fees, net	6,432
Book/tax difference due to organizational and offering costs	(87)
Book/tax difference due to interest income on certain loans	(3,572)
Book/tax difference due to capital losses not recognized	30,394
Other book-tax differences	(127)

Taxable/Distributable Income(1)	$69,774

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

(1)	The Company’s taxable income for 2011 is an estimate and will not be finally determined until the Company files its tax return for the fiscal year ended September 30, 2011. Therefore, the final taxable income may be different than the estimate.

As of September 30, 2011, the components of accumulated undistributed income on a tax basis were as follows:

Undistributed ordinary income, net (RIC status)	$—
Realized capital losses	(11,810)
Unrealized losses, net	(38,780)
Accumulated partnership taxable income not subject to distribution	6,236
Other book-tax differences	(57,363)

The Company uses the asset and liability method to account for its taxable subsidiaries’ income taxes. Using this method, the Company recognizes deferred tax assets and liabilities for the estimated future tax effects attributable to temporary differences between financial reporting and tax bases of assets and liabilities. In addition, the Company recognizes deferred tax benefits associated with net operating carry forwards that it may use to offset future tax obligations. The Company measures deferred tax assets and liabilities using the enacted tax rates expected to apply to taxable income in the years in which it expects to recover or settle those temporary differences. The Company has recorded a deferred tax asset for the difference in the book and tax basis of certain equity investments and tax net operating losses held by its taxable subsidiaries of $1.4 million. However, this amount has been fully offset by a valuation allowance of $1.4 million, since it is more likely than not that these deferred tax assets will not be realized.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Company will be permitted to carryforward net capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment net loss carryforwards may be more likely to expire unused.

Distributions to stockholders are recorded on the record date. The Company is required to distribute annually to its stockholders at least 90% of its net taxable income and net realized short-term capital gains in excess of net realized long-term capital losses for each taxable year in order to be eligible for the tax benefits allowed to a RIC under Subchapter M of the Code. The Company anticipates paying out as a dividend all or substantially all of those amounts. The amount to be paid out as a dividend is determined by the Board of Directors and is based on management’s estimate of the Company’s annual taxable income. The Company maintains an “opt out” dividend reinvestment plan for its stockholders.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

To date, the Company’s Board of Directors declared the following distributions:

Dividend Type	Date Declared	Record Date	Payment Date	Amount Per Share
Quarterly	5/1/2008	5/19/2008	6/3/2008	$0.30
Quarterly	8/6/2008	9/10/2008	9/26/2008	$0.31
Quarterly	12/9/2008	12/19/2008	12/29/2008	$0.32
Quarterly	12/9/2008	12/30/2008	1/29/2009	$0.33
Special	12/18/2008	12/30/2008	1/29/2009	$0.05
Quarterly	4/14/2009	5/26/2009	6/25/2009	$0.25
Quarterly	8/3/2009	9/8/2009	9/25/2009	$0.25
Quarterly	11/12/2009	12/10/2009	12/29/0209	$0.27
Quarterly	1/12/2010	3/3/2010	3/30/2010	$0.30
Quarterly	5/3/2010	5/20/2010	6/30/2010	$0.32
Quarterly	8/2/2010	9/1/2010	9/29/2010	$0.10
Monthly	8/2/2010	10/6/2010	10/27/2010	$0.10
Monthly	8/2/2010	11/3/2010	11/24/2010	$0.11
Monthly	8/2/2010	12/1/2010	12/29/2010	$0.11
Monthly	11/30/2010	1/4/2011	1/31/2011	$0.1066
Monthly	11/30/2010	2/1/2011	2/28/2011	$0.1066
Monthly	11/30/2010	3/1/2011	3/31/2011	$0.1066
Monthly	1/30/2011	4/1/2011	4/29/2011	$0.1066
Monthly	1/30/2011	5/2/2011	5/31/2011	$0.1066
Monthly	1/30/2011	6/1/2011	6/30/2011	$0.1066
Monthly	5/2/2011	7/1/2011	7/29/2011	$0.1066
Monthly	5/2/2011	8/1/2011	8/31/2011	$0.1066
Monthly	5/2/2011	9/1/2011	9/30/2011	$0.1066
Monthly	8/1/2011	10/14/2011	10/31/2011	$0.1066
Monthly	8/1/2011	11/15/2011	11/30/2011	$0.1066
Monthly	8/1/2011	12/13/2011	12/23/2011	$0.1066

For income tax purposes, the Company estimates that its distributions will be composed primarily of ordinary income, and will be reflected as such on the Form 1099-DIV for the calendar year 2011. The Company anticipates declaring further distributions to its stockholders to meet the RIC distribution requirements.

As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis. Because the Company did not satisfy these distribution requirements for calendar years 2008, 2009 and 2010, the Company incurred a de minimis federal excise tax for those calendar years.

Note 9.	Realized Gains or Losses and Net Unrealized Appreciation or Depreciation on Investments and Interest Rate Swaps

Realized gain or loss is the difference between the proceeds received from dispositions of portfolio investments or interest rate swaps and their stated costs. Realized losses may also be recorded in connection with the Company’s determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules.

Realized gains or losses are measured by the difference between the net proceeds from the sale or redemption and the cost basis of the investment without regard to unrealized appreciation or depreciation previously recognized, and includes investments written-off during the period, net of recoveries. Realized losses may also be recorded in

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

connection with the Company’s determination that certain investments are considered worthless securities and/or meet the conditions for loss recognition per the applicable tax rules. Net unrealized appreciation or depreciation on investments or interest rate swaps reflects the net change in the valuation of the portfolio pursuant to the Company’s valuation guidelines and the reclassification of any prior period unrealized appreciation or depreciation.

During the year ended September 30, 2011, the Company recorded investment realization events, including the following:

•

In October 2010, the Company received a cash payment of $8.7 million from Goldco, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In November 2010, the Company received a cash payment of $11.0 million from TBA Global, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In November 2010, the Company restructured its investment in Vanguard Vinyl, Inc. The restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $1.7 million in accordance with ASC 470-50;

•

In December 2010, the Company restructured its investment in Nicos Polymers & Grinding, Inc. The restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $3.9 million in accordance with ASC 470-50;

•

In December 2010, the Company received a cash payment of $25.3 million from Boot Barn in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In December 2010, the Company received a cash payment of $11.7 million from Western Emulsions, Inc. in partial satisfaction of the obligations under the loan agreement. No realized gain or loss was recorded on this transaction;

•

In December 2010, the Company restructured its investment in Lighting by Gregory, LLC. The restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $7.8 million in accordance with ASC 470-50;

•

In March 2011, the Company received a cash payment of $5.0 million from AmBath/ReBath Holdings, Inc. as part of a restructuring of the loan agreement. The restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $0.3 million in accordance with ASC 470-50;

•

In March and April 2011, the Company received cash payments totaling $1.1 million from MK Network, LLC as part of a settlement of the loan agreement. In April 2011, the Company recorded a realized loss on this investment in the amount of $14.1 million;

•

In July 2011, the Company received a cash payment of $7.3 million from Filet of Chicken in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In July 2011, the Company received a cash payment of $19.8 million from Cenegenics, LLC in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•	In August 2011, the Company terminated its interest rate swap agreement and realized a loss of $1.3 million, which included a reclassification of $0.8 million of prior unrealized depreciation;

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

•

In September 2011, the Company received a cash payment of $19.1 million from Flatout, Inc. in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction; and

•

In September 2011, the Company received a cash payment of $0.1 million in connection with the sale of its investment in CPAC, Inc. The Company recorded a realized loss on this investment in the amount of $1.0 million.

During the year ended September 30, 2010, the Company recorded investment realization events, including the following:

•

In October 2009, the Company received a cash payment in the amount of $0.1 million representing a payment in full of all amounts due in connection with the cancellation of its loan agreement with American Hardwoods Industries, LLC. The Company recorded a $0.1 million reduction to the previously recorded $10.4 million realized loss on the investment in American Hardwoods;

•

In October 2009, the Company received a cash payment of $3.9 million from Elephant & Castle, Inc. in partial satisfaction of the obligations under the loan agreement. No realized gain or loss was recorded on this transaction;

•	In March 2010, the Company recorded a realized loss in the amount of $2.9 million in connection with the sale of a portion of its interest in CPAC, Inc.;

•

In August 2010, the Company received a cash payment of $7.6 million from Storyteller Theaters Corporation in full satisfaction of all obligations under the loan agreement. The debt investment was exited at par and no realized gain or loss was recorded on this transaction;

•

In September 2010, the Company restructured its investment in Rail Acquisition Corp. Although the full amount owed under the loan agreement remained intact, the restructuring resulted in a material modification of the terms of the loan agreement. As such, the Company recorded a realized loss in the amount of $2.6 million in accordance with ASC 470-50;

•

In September 2010, the Company sold its investment in Martini Park, LLC and received a cash payment in the amount of $0.1 million. The Company recorded a realized loss on this investment in the amount of $4.0 million; and

•

In September 2010, the Company exited its investment in Rose Tarlow, Inc. and received a cash payment in the amount of $3.6 million in full settlement of the debt investment. The Company recorded a realized loss on this investment in the amount of $9.3 million.

During the year ended September 30, 2009, the Company exited its investment in American Hardwoods Industries, LLC and recorded a realized loss of $10.4 million, and recorded a $4.0 million realized loss on one of its portfolio company investments in connection with the determination that the investment was permanently impaired based on, among other things, analysis of changes in the portfolio company’s business operations and prospects.

During the years ended September 30, 2011, 2010 and 2009, the Company recorded net unrealized depreciation of $6.5 million, $1.8 million and $10.8 million, respectively. For the year ended September 30, 2011, the Company’s net unrealized depreciation consisted of $34.6 million of net unrealized depreciation on debt investments, offset by $25.6 million of net reclassifications to realized losses on investments and interest rate swaps (resulting in unrealized appreciation) and $2.5 million of net unrealized appreciation on equity investments.

For the year ended September 30, 2010, the Company’s net unrealized depreciation consisted of $19.1 million of net unrealized depreciation on debt investments and $0.8 million of net unrealized depreciation on interest rate swaps, offset by $17.6 million of reclassifications to realized losses on investments (resulting in unrealized appreciation) and $0.5 million of net unrealized appreciation on equity investments.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

For the year ended September 30, 2009, the Company’s net unrealized depreciation consisted of $23.1 million of net unrealized depreciation on debt investments and $2.0 million of net unrealized depreciation on equity investments, offset by $14.3 million of reclassifications to realized losses on investments (resulting in unrealized appreciation).

Note 10.	Concentration of Credit Risks

The Company places its cash in financial institutions and at times such balances may be in excess of the FDIC insured limit. The Company limits its exposure to credit loss by depositing its cash with high credit quality financial institutions and monitoring their financial stability.

Note 11.	Related Party Transactions

The Company has entered into an investment advisory agreement with the Investment Adviser. Under the investment advisory agreement, the Company pays the Investment Adviser a fee for its services consisting of two components - a base management fee and an incentive fee.

Base management Fee

The base management fee is calculated at an annual rate of 2% of the Company’s gross assets, which includes any borrowings for investment purposes. The base management fee is payable quarterly in arrears, and will be calculated based on the value of the Company’s gross assets at the end of each fiscal quarter, and appropriately adjusted on a pro rata basis for any equity capital raises or repurchases during such quarter. The base management fee for any partial month or quarter will be appropriately prorated.

In addition to the proration described above, for the year ended September 30, 2009, the Investment Advisor waived $0.2 million of the base management fee on a portion of the proceeds raised in connection with the equity offerings the Company completed in 2009 and which were held in cash or cash equivalents at September 30, 2009.

Also, on January 6, 2010, the Company announced that the Investment Adviser had voluntarily agreed to take the following actions:

•

To waive the portion of its base management fee for the quarter ended December 31, 2009 attributable to four new portfolio investments, as well as cash and cash equivalents. The amount of the management fee waived was $0.7 million; and

•	To permanently waive that portion of its base management fee attributable to the Company’s assets held in the form of cash and cash equivalents as of the end of each quarter beginning March 31, 2010.

For purposes of the waiver, cash and cash equivalents is as defined elsewhere in the notes to the Company’s Consolidated Financial Statements.

For the years ended September 30, 2011, 2010 and 2009, base management fees were $19.7 million, $9.3 million and $5.9 million, respectively. At September 30, 2011, the Company had a liability on its Consolidated Statement of Assets and Liabilities in the amount of $5.7 million reflecting the unpaid portion of the base management fee payable to the Investment Adviser.

Incentive Fee

The incentive fee portion of the investment advisory agreement has two parts. The first part is calculated and payable quarterly in arrears based on the Company’s “Pre-Incentive Fee Net Investment Income” for the immediately preceding fiscal quarter. For this purpose, “Pre-Incentive Fee Net Investment Income” means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement with FSC, Inc., and any interest expense and dividends paid on any issued and outstanding indebtedness or preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that the Company has not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of the Company’s net assets at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2% per quarter (8% annualized), subject to a “catch-up” provision measured as of the end of each fiscal quarter. The Company’s net investment income used to calculate this part of the incentive fee is also included in the amount of its gross assets used to calculate the 2% base management fee. The operation of the incentive fee with respect to the Company’s Pre-Incentive Fee Net Investment Income for each quarter is as follows:

•

No incentive fee is payable to the Investment Adviser in any fiscal quarter in which the Company’s Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 2% (the “preferred return” or “hurdle”);

•

100% of the Company’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than or equal to 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser. The Company refers to this portion of its Pre-Incentive Fee Net Investment Income (which exceeds the hurdle rate but is less than or equal to 2.5%) as the “catch-up.” The “catch-up” provision is intended to provide the Investment Adviser with an incentive fee of 20% on all of the Company’s Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply when the Company’s Pre-Incentive Fee Net Investment Income exceeds 2.5% in any fiscal quarter; and

•

20% of the amount of the Company’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.5% in any fiscal quarter (10% annualized) is payable to the Investment Adviser once the hurdle is reached and the catch-up is achieved (20% of all Pre-Incentive Fee Net Investment Income thereafter is allocated to the Investment Adviser).

The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory agreement, as of the termination date), commencing on September 30, 2008, and equals 20% of the Company’s realized capital gains, if any, on a cumulative basis from inception through the end of each fiscal year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

GAAP requires the Company to accrue for the theoretical capital gains incentive fee that would be payable after giving effect to the net realized and unrealized capital appreciation and depreciation. It should be noted that a fee so calculated and accrued would not necessarily be payable under the investment advisory agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods. Amounts ultimately paid under the investment advisory agreement will be consistent with the formula reflected in the investment advisory agreement.

The Company does not currently accrue for capital gains incentive fees due to the accumulated realized and unrealized losses in the portfolio.

For the years ended September 30, 2011, 2010 and 2009, incentive fees were $16.8 million, $10.8 million and $7.8 million, respectively. At September 30, 2011, the Company had a liability on its Consolidated Statement of Assets and Liabilities in the amount of $5.0 million reflecting the unpaid portion of the incentive fee payable to the Investment Adviser.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

Indemnification

The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, the Company’s Investment Adviser and its officers, managers, agents, employees, controlling persons, members (or their owners) and any other person or entity affiliated with it, are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Investment Adviser’s services under the investment advisory agreement or otherwise as the Company’s Investment Adviser.

Administration Agreement

The Company has also entered into an administration agreement with FSC, Inc. under which FSC, Inc. provides administrative services for the Company, including office facilities and equipment, and clerical, bookkeeping and recordkeeping services at such facilities. Under the administration agreement, FSC, Inc. also performs or oversees the performance of the Company’s required administrative services, which includes being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, FSC, Inc. assists the Company in determining and publishing the Company’s net asset value, overseeing the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company reimburses FSC, Inc. the allocable portion of overhead and other expenses incurred by FSC, Inc. in performing its obligations under the administration agreement, including rent and the Company’s allocable portion of the costs of compensation and related expenses of the Company’s chief financial officer and chief compliance officer and their staffs. FSC, Inc. has voluntarily determined to forgo receiving reimbursement for the services performed for the Company by its chief compliance officer. However, although FSC, Inc. currently intends to forgo its right to receive such reimbursement, it is under no obligation to do so and may cease to do so at any time in the future. FSC, Inc. may also provide, on the Company’s behalf, managerial assistance to the Company’s portfolio companies. The administration agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

For the year ended September 30, 2011, the Company accrued administrative expenses of $2.8 million, including $1.1 million of general and administrative expenses, which are due to FSC, Inc. At September 30, 2011, $1.5 million was included in Due to FSC, Inc. in the Consolidated Statement of Assets and Liabilities.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

Note 12.	Financial Highlights

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value at beginning of period	$10.43	$10.84	$13.02
Net investment income	1.05	0.95	1.27
Net unrealized depreciation on investments and interest rate swap	(0.10)	(0.04)	(0.44)
Net realized loss on investments and interest rate swap	(0.47)	(0.42)	(0.58)
Dividends paid	(1.26)	(0.96)	(1.20)
Issuance of common stock	0.42	0.06	(1.21)
Repurchases of common stock	—	—	(0.02)

Net asset value at end of period	$10.07	$10.43	$10.84

Per share market value at beginning of period	$11.14	$10.93	$10.05
Per share market value at end of period	$9.32	$11.14	$10.93
Total return(1)	(6.76)%	11.22%	26.86%
Common shares outstanding at beginning of period	54,550	37,879	22,614
Common shares outstanding at end of period	72,376	54,550	37,879
Net assets at beginning of period	$569,172	$410,556	$294,336
Net assets at end of period	$728,627	$569,172	$410,556
Average net assets(2)	$677,354	$479,004	$291,401
Ratio of net investment income to average net assets	9.91%	8.98%	10.76%
Ratio of total expenses to average net assets	8.79%	5.74%	6.34%
Ratio of portfolio turnover to average investments at fair value	7.26%	2.24%	0.00%
Weighted average outstanding debt(3)	$247,549	$22,592	$5,019
Average debt per share	$3.86	$0.50	$0.20

(1)	Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment prices obtained under the Company’s dividend reinvestment plan. Total return is not annualized during interim periods.

(2)	Calculated based upon the weighted average net assets for the period.

(3)	Calculated based upon the weighted average of loans payable for the period.

Note 13.	Preferred Stock

The Company’s restated certificate of incorporation had not authorized any shares of preferred stock. However, on April 4, 2008, the Company’s Board of Directors approved a certificate of amendment to its restated certificate of incorporation reclassifying 200,000 shares of its common stock as shares of non-convertible, non-participating preferred stock, with a par value of $0.01 and a liquidation preference of $500 per share (“Series A Preferred Stock”) and authorizing the issuance of up to 200,000 shares of Series A Preferred Stock. A certificate of amendment was also approved by the holders of a majority of the shares of the Company’s outstanding common stock through a written consent first solicited on April 7, 2008.

On April 20, 2010, at the Company’s 2010 Annual Meeting, the Company’s stockholders approved an amendment to the Company’s restated certificate of incorporation to remove the Company’s authority to issue shares of Series A Preferred Stock.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

Note 14.	Interest Rate Swaps

In August 2010, the Company entered into a three-year interest rate swap agreement to mitigate its exposure to adverse fluctuations in interest rates for a total notional amount of $100.0 million. Under the interest rate swap agreement, the Company paid a fixed interest rate of 0.99% and received a floating rate based on the prevailing one-month LIBOR.

Swaps contain varying degrees of off-balance sheet risk which could result from changes in the market values of underlying assets, indices or interest rates and similar items. As a result, the amounts recognized in the Consolidated Statement of Assets and Liabilities at any given date may not reflect the total amount of potential losses that the Company could ultimately incur.

In August 2011, the Company terminated the swap agreement and realized a loss of $1.3 million, which includes a reclassification of $0.8 million of prior unrealized depreciation.

Note 15.	Convertible Senior Notes

On April 12, 2011, the Company issued $152 million unsecured convertible senior notes (“Convertible Notes”), including $2 million issued to Leonard M. Tannenbaum, the Company’s Chief Executive Officer. The Convertible Notes were issued pursuant to an Indenture, dated April 12, 2011 (the “Indenture”), between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”).

The Convertible Notes mature on April 1, 2016 (the “Maturity Date”), unless previously converted or repurchased in accordance with their terms. The Convertible Notes bear interest at a rate of 5.375% per year payable semiannually in arrears on April 1 and October 1 of each year, commencing on October 1, 2011. The Convertible Notes are the Company’s senior unsecured obligations and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Convertible Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries or financing vehicles.

Prior to the close of business on the business day immediately preceding January 1, 2016, holders may convert their Convertible Notes only under certain circumstances set forth in the Indenture, such as during specified periods when the Company’s shares of common stock trade at more than 110% of the then applicable conversion price or the Convertible Notes trade at less than 98% of their conversion value. On or after January 1, 2016 until the close of business on the business day immediately preceding the Maturity Date, holders may convert their Convertible Notes at any time. Upon conversion, the Company will deliver shares of its common stock. The conversion rate was initially, and currently is, 67.7415 shares of common stock per $1,000 principal amount of Convertible Notes (equivalent to a conversion price of approximately $14.76 per share of common stock). The conversion rate is subject to customary anti-dilution adjustments, including for any cash dividends or distributions paid on shares of the Company’s common stock in excess of a monthly dividend of $0.1066 per share, but will not be adjusted for any accrued and unpaid interest. In addition, if certain corporate events occur prior to the Maturity Date, the conversion rate will be increased for converting holders.

The Company may not redeem the Convertible Notes prior to maturity. No sinking fund is provided for the Convertible Notes. In addition, if certain corporate events occur in respect of the Company, holders of the Convertible Notes may require the Company to repurchase for cash all or part of their Convertible Notes at a repurchase price equal to 100% of the principal amount of the Convertible Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

FIFTH STREET FINANCE CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

(in thousands, except share and per share amounts, percentages and as other wise indicated)

The Indenture contains certain covenants, including covenants requiring the Company to provide financial information to the holders of the Convertible Notes, and the Trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture.

For the year ended September 30, 2011, the Company recorded interest expense of $4.1 million related to the Convertible Notes.

The Company may, to the extent permitted by law, repurchase the Convertible Notes in the open market or by tender offer at any price or by private agreement without giving prior notice to holders. Any Convertible Notes repurchased by the Company may, at the Company’s option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by the Company. Any Convertible Notes surrendered for cancellation will be promptly cancelled and no longer outstanding under the indenture. During the year ended September 30, 2011, the Company repurchased, and surrendered to the Trustee for cancellation, Convertible Notes as follows:

Trade Date	Settlement Date	Principal Repurchased	Purchase Price
8/1/2011	8/4/2011	$2,000	$1,820
8/3/2011	8/8/2011	5,000	4,525
8/5/2011	8/10/2011	10,000	8,725

Total		$17,000	$15,070

During the year ended September 30, 2011, the Company recorded a gain on the extinguishment of these Convertible Notes in the amount of the difference between the reacquisition price and the net carrying amount, net of the proportionate amount of unamortized debt issuance costs. The net gain recorded was $1.5 million.

As of September 30, 2011, there were $135.0 million Convertible Notes outstanding, which had a fair value of $113.4 million.

Schedule 12-14

Fifth Street Finance Corp.

(in thousands, except share and per share amounts, percentages and as otherwise indicated)

Schedule of Investments in and Advances to Affiliates

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2010	Gross Additions(3)	Gross Reductions(4)	Fair Value at September 30, 2011
Control Investments
Lighting by Gregory, LLC
First Lien Term Loan A, 9.75% PIK due 2/28/2013	$12	$1,504	$3,296	$(2,274)	$2,526
First Lien Term Loan B, 14.5% PIK due 2/28/2013	114	2,196	4,824	(7,020)	—
First Lien Bridge Loan, 8% PIK due 3/31/2012	10	—	38	(38)	—
97.38% membership interest	—	—	800	(800)	—
Nicos Polymers & Grinding Inc.
First Lien Term Loan, 8% cash due 12/4/2017	357	—	5,486	(296)	5,190
First Lien Revolver, 8% cash due 12/4/2017	69	—	1,551	—	1,551
50% membership interest	—	—	7,633	(2,400)	5,233

Total Control Investments	$562	$3,700	$23,628	$(12,828)	$14,500

Affiliate Investments
O’Currance, Inc.
First Lien Term Loan A, 12.875% cash 4% PIK due 3/21/2012	1,623	10,806	647	(8,280)	3,173
First Lien Term Loan B, 12.875% cash 4% PIK due 3/21/2012	258	1,897	103	(1,676)	324
1.75% Preferred Membership Interest in O’Currance Holding Co., LLC	—	39	27	(66)	—
3.3% Membership Interest in O’Currance Holding Co., LLC	—	—	—	—	—
MK Network, LLC
First Lien Term Loan A, 13.5% cash due 6/1/2012	73	7,913	8,558	(16,471)	—
First Lien Term Loan B, 17.5% cash due 6/1/2012	76	3,939	4,824	(8,763)	—
11,030 Membership Units	—	—	772	(772)	—
Caregiver Services, Inc.
Second Lien Term Loan A, LIBOR+6.85% (5.15% floor) cash due 2/25/2013	903	7,112	244	(1,513)	5,843
Second Lien Term Loan B, 12.5% cash 4% PIK due 2/25/2013	2,988	14,180	1,423	(536)	15,067
1,080,399 shares of Series A Preferred Stock	—	1,336	161	(7)	1,490

Total Affiliate Investments	$5,921	$47,222	$16,759	$(38,084)	$25,897

Total Control & Affiliate Investments	$6,483	$50,922	$40,387	$(50,912)	$40,397

This schedule should be read in connection with the Company’s Consolidated Financial Statements, including the Consolidated Schedules of Investments and Notes to the Consolidated Financial Statements.

(1)	The principal amount and ownership detail as shown in the Consolidated Schedules of Investments.

(2)	Represents the total amount of interest, fees and dividends credited to income for the portion of the year an investment was included in the Control or Non-Control/Non-Affiliate categories, respectively.

(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on Investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category or out of a different category.

(4)	Gross reductions include decreases in the cost basis of investment resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

Schedule 12-14

Fifth Street Finance Corp.

Schedule of Investments in and Advances to Affiliates

Portfolio Company/Type of Investment(1)	Amount of Interest, Fees or Dividends Credited in Income(2)	Fair Value at October 1, 2009	Gross Additions(3)	Gross Reductions(4)	Fair Value at September 30, 2010
Control Investments
Lighting by Gregory, LLC
First Lien Term Loan A, 9.75% PIK due 2/28/2013	$83	$2,420	$—	$(916)	$1,504
First Lien Term Loan B, 14.5% PIK due 2/28/2013	100	3,271	—	(1,075)	2,196
First Lien Bridge Loan, 8% Cash due 10/15/2010	—	—	150	(150)	—
97.38% membership interest	—	—	—	—	—

Total Control Investments	$183	$5,691	$150	$(2,141)	$3,700

Affiliate Investments
O’Currance, Inc.
First Lien Term Loan A, 12.875% cash 4% PIK due 3/21/2012	1,929	10,187	899	(280)	10,806
First Lien Term Loan B, 12.875% cash 4% PIK due 3/21/2012	421	2,919	152	(1,174)	1,897
1.75% Preferred Membership Interest in O’Currance Holding Co., LLC	—	130	—	(91)	39
3.3% Membership Interest in O’Currance Holding Co., LLC	—	54	—	(54)	—
CPAC, Inc.
Second Lien Term Loan, 17.5% PIK due 4/13/2012	1,235	4,449	3,625	(8,074)	—
2,297 shares of Common Stock	—	—	—	—	—
Elephant & Castle, Inc.
Second Lien Term Loan, 15.5% due 4/20/2012	68	7,312	310	(7,622)	—
7,500 shares of Series A Preferred Stock	—	492	—	(492)	—
MK Network, LLC
First Lien Term Loan A, 13.5% cash due 6/1/2012	1,460	9,034	510	(1,631)	7,913
First Lien Term Loan B, 17.5% cash due 6/1/2012	958	5,164	335	(1,560)	3,939
First Lien Revolver, Prime +1.5% (10% floor), due 6/1/2010	—	—	—	—	—
11,030 Membership Units	—	—	—	—	—
Martini Park, LLC
First Lien Term Loan, 12% cash 2% PIK due 2/20/2013	229	2,068	3,632	(5,700)	—
5% membership interest	—	—	650	(650)	—
Caregiver Services, Inc.
Second Lien Term Loan A, LIBOR+6.85% (5.15% floor) cash due 2/25/2013	1,084	8,225	372	(1,485)	7,112
Second Lien Term Loan B, 12.5% cash 4% PIK due 2/25/2013	2,895	13,508	1,356	(684)	14,180
1,080,399 shares of Series A Preferred Stock	—	1,207	129	—	1,336

Total Affiliate Investments	$10,279	$64,749	$11,970	$(29,497)	$47,222

Total Control & Affiliate Investments	$10,462	$70,440	$12,120	$(31,638)	$50,922

This schedule should be read in connection with the Company’s Consolidated Financial Statements, including the Consolidated Schedules of Investments and Notes to the Consolidated Financial Statements.

(1)	The principal amount and ownership detail as shown in the Consolidated Schedules of Investments.

(2)	Represents the total amount of interest, fees and dividends credited to income for the portion of the year an investment was included in the Control or Non-Control/Non-Affiliate categories, respectively.

(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, follow-on Investments and accrued PIK interest, and the exchange of one or more existing securities for one or more new securities. Gross additions also include net increases in unrealized appreciation or net decreases in unrealized depreciation as well as the movement of an existing portfolio company into this category or out of a different category.

(4)	Gross reductions include decreases in the cost basis of investment resulting from principal payments or sales and exchanges of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation as well as the movement of an existing portfolio company out of this category and into a different category.

$500,000,000

Fifth Street Finance Corp.

Common Stock

P R O S P E C T U S

PART C

Other Information

Item 25.	Financial Statements And Exhibits

(1) Financial Statements

The following financial statements of Fifth Street Finance Corp. (the “Registrant” or the “Company”) are included in Part A of this Registration Statement:

(2) Exhibits

(a)(1)	Restated Certificate of Incorporation of the Registrant (Incorporated by reference to Exhibit 3.1 filed with Fifth Street Finance Corp.’s Form 8-A (File No. 001-33901) filed on January 2, 2008).

(a)(2)	Certificate of Amendment to the Registrant’s Restated Certificate of Incorporation (Incorporated by reference to Exhibit(a)(2) filed with Fifth Street Finance Corp.’s Registration Statement on Form N-2 (File No. 333-146743) filed on June 6, 2008).

(a)(3)	Certificate of Correction to the Certificate of Amendment to the Registrant’s Restated Certificate of Incorporation (Incorporated by reference to Exhibit(a)(3) filed with Fifth Street Finance Corp.’s Registration Statement on Form N-2 (File No. 333-146743) filed on June 6, 2008).

(a)(4)	Certificate of Amendment to Registrant’s Restated Certificate of Incorporation (Incorporated by reference to Exhibit 3.1 filed with Fifth Street Finance Corp.’s Quarterly Report on Form 10-Q (File No. 001-33901) filed on May 5, 2010).

(b)	Amended and Restated Bylaws of the Registrant (Incorporated by reference to Exhibit 3.2 filed with Fifth Street Finance Corp.’s Form 8-A (File No. 001-33901) filed on January 2, 2008).

(d)(1)	Form of Common Stock Certificate (Incorporated by reference to Exhibit 4.1 filed with Fifth Street Finance Corp.’s Form 8-A (File No. 001-33901) filed on January 2, 2008).

(d)(2)	Indenture, dated April 12, 2011, between Registrant and Deutsche Bank Trust Company Americas, as trustee (Incorporated by reference to Exhibit 4.1 filed with Fifth Street Finance Corp.’s Form 8-K (File No. 001-33901) filed on April 12, 2011).

(d)(3)	Form of 5.375% Convertible Senior Notes due 2016 (Incorporated by reference to Exhibit 4.2 filed with Fifth Street Finance Corp.’s Form 8-K (File No. 001-33901) filed on April 12, 2011).

(e)	Amended and Restated Dividend Reinvestment Plan (Incorporated by reference to Exhibit(10.1) filed with Fifth Street Finance Corp.’s Form 8-K (File No. 001-33901) filed on October 28, 2010).

(g)	Second Amended and Restated Investment Advisory Agreement by and between Registrant and Fifth Street Management LLC (Incorporated by reference to Exhibit 10.5 filed with Fifth Street Finance Corp.’s Quarterly Report on Form 10-Q (File No. 001-33901) filed on May 4, 2011).

(h)	Form of Underwriting Agreement**

(j)	Custody Agreement (Incorporated by reference to Exhibit 10.1 filed with Fifth Street Finance Corp.’s Form 10-Q (File No. 001-33901) filed on January 31, 2011).

(k)(1)	Amended and Restated Administration Agreement by and between Registrant and FSC, Inc. (Incorporated by reference to Exhibit 10.6 filed with Fifth Street Finance Corp.’s Quarterly Report on Form 10-Q (File No. 001-33901) filed on May 4, 2011).

(k)(2)	Form of License Agreement by and between Registrant and Fifth Street Capital LLC (Incorporated by reference to Exhibit(k)(2) filed with Fifth Street Finance Corp.’s Registration Statement on Form N-2 (File No. 333-146743) filed on May 8, 2008).

(k)(3)	Amended and Restated Loan and Servicing Agreement among Fifth Street Funding, LLC, Registrant, Wells Fargo Securities, LLC, and Wells Fargo Bank, N.A., dated as of November 5, 2010 (Incorporated by reference to Exhibit 10.6 filed with Fifth Street Finance Corp.’s Annual Report on Form 10-K (File No. 001-33901) filed on December 2, 2010).

(k)(4)	Amendment No. 1 to the Amended and Restated Loan and Servicing Agreement among Registrant, Fifth Street Funding, LLC, Wells Fargo Securities, LLC and Wells Fargo Bank, N.A., dated as of February 25, 2011. (Incorporated by reference to Exhibit(k)(4) filed with Fifth Street Finance Corp.’s Registration Statement on Form N-2 (File No. 333-166012) filed on March 30, 2011).

(k)(5)	Purchase and Sale Agreement by and between Registrant and Fifth Street Funding, LLC, dated as of November 16, 2009 (Incorporated by reference to Exhibit 10.7 filed with Fifth Street Finance Corp.’s Annual Report on Form 10-K (File No. 001-33901) filed on December 9, 2009).

(k)(6)	Pledge Agreement by and between Registrant and Wells Fargo Bank, N.A., dated as of November 16, 2009 (Incorporated by reference to Exhibit 10.8 filed with Fifth Street Finance Corp.’s Annual Report on Form 10-K (File No. 001-33901) filed on December 9, 2009).

(k)(7)	Omnibus Amendment No. 1 relating to Registrant’s credit facility with Wells Fargo Bank, N.A., dated as of May 26, 2010 (Incorporated by reference to Exhibit(k)(6) filed with Fifth Street Finance Corp.’s Registration Statement on Form N-2 (File No. 333-166012) filed on June 4, 2010).

(k)(8)	Amended and Restated Senior Secured Revolving Credit Agreement among Registrant, ING Capital LLC, Royal Bank of Canada, UBS Loan Finance, LLC, Morgan Stanley Bank, N.A., Key Equipment Finance Inc., Deutsche Bank Trust Company Americas and Patriot National Bank, dated as of February 22, 2011. (Incorporated by reference to Exhibit(k)(8) filed with Fifth Street Finance Corp.’s Registration Statement on Form N-2 (File No. 333-166012) filed on March 30, 2011).

(k)(9)	Guarantee, Pledge and Security Agreement among Registrant, FSFC Holdings, Inc., and ING Capital LLC, dated as of May 27, 2010 (Incorporated by reference to Exhibit(k)(8) filed with Fifth Street Finance Corp.’s Registration Statement on Form N-2 (File No. 333-166012) filed on June 4, 2010).

(k)(10)	Amendment and Reaffirmation Agreement among Registrant, FSFC Holdings, Inc., Fifth Street Fund of Funds LLC and ING Capital LLC, dated as of February 22, 2011. (Incorporated by reference to Exhibit(k)(10) filed with Fifth Street Finance Corp.’s Registration Statement on Form N-2 (File No. 333-166012) filed on March 30, 2011).

(k)(11)	Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement and Amendment No. 2 to the Guarantee, Pledge and Security Agreement, among Registrant, FSFC Holdings, Inc., Fifth Street Fund of Funds LLC, ING Capital LLC, Royal Bank of Canada, UBS Loan Finance LLC, Morgan Stanley Bank, N.A., Key Equipment Finance, Inc., Deutsche Bank Trust Company Americas and Patriot National Bank, dated as of July 8, 2011. (Incorporated by reference to Exhibit 10.1 filed with Fifth Street Finance Corp.’s Form 8-K (File No. 001-33901) filed on July 14, 2011).

(k)(12)	Amendment No. 2 to Amended and Restated Senior Secured Revolving Credit Agreement among Registrant, FSFC Holdings, Inc., Fifth Street Fund of Funds LLC, ING Capital LLC, Key Equipment Finance, Inc. and UBS Loan Finance LLC, dated as of November 29, 2011. (Incorporated by reference to Exhibit 10.15 filed with Fifth Street Finance Corp.’s Annual Report on Form 10-K (File No. 814-00755) filed on November 29, 2011).

(k)(13)	Incremental Assumption Agreement among Registrant, FSFC Holdings, Inc., Fifth Street Fund of Funds LLC, ING Capital LLC and Royal Bank of Canada, dated as of July 8, 2011. (Incorporated by reference to Exhibit 10.2 filed with Fifth Street Finance Corp.’s Form 8-K (File No. 001-33901) filed on July 14, 2011).

(k)(14)	Waiver Letter among Registrant, FSFC Holdings, Inc., Fifth Street Fund of Funds LLC, ING Capital LLC, Royal Bank of Canada and Key Equipment Finance, Inc., dated as of August 3, 2011. (Incorporated by reference to Exhibit 10.17 filed with Fifth Street Finance Corp.’s Annual Report on Form 10-K (File No. 814-00755) filed on November 29, 2011).

(k)(15)	Loan and Servicing Agreement among Registrant, Fifth Street Funding II, LLC and Sumitomo Mitsui Banking Corporation, dated as of September 16, 2011. (Incorporated by reference to Exhibit 10.18 filed with Fifth Street Finance Corp.’s Annual Report on Form 10-K (File No. 814-00755) filed on November 29, 2011).

(k)(16)	Purchase and Sale Agreement by and between Registrant and Fifth Street Funding II, LLC, dated as of September 16, 2011. (Incorporated by reference to Exhibit 10.19 filed with Fifth Street Finance Corp.’s Annual Report on Form 10-K (File No. 814-00755) filed on November 29, 2011).

(k)(17)	Amendment No. 3 to the Amended and Restated Loan and Servicing Agreement among Registrant, Fifth Street Funding, LLC, Wells Fargo Securities, LLC and Wells Fargo Bank, N.A., dated as of November 30, 2011. (Incorporated by reference to Exhibit 10.1 filed with Fifth Street Finance Corp.’s Form 8-K (File No. 001-33901) filed on December 5, 2011).

(k)(18)	Amendment No. 1 to the Purchase and Sale Agreement by and between Registrant and Fifth Street Funding, LLC, dated as of November 30, 2011. (Incorporated by reference to Exhibit 10.2 filed with Fifth Street Finance Corp.’s Form 8-K (File No. 001-33901) filed on December 5, 2011).

(l)(1)	Opinion and Consent of Sutherland Asbill & Brennan LLP.**

(n)(1)	Consent of Grant Thornton LLP.*

(n)(2)	Consent of PricewaterhouseCoopers LLP.*

(n)(3)	Report of PricewaterhouseCoopers LLP.*

(r)(1)	Code of Ethics of the Registrant (Incorporated by reference to Exhibit(r) filed with Fifth Street Finance Corp.’s Registration Statement on Form N-2 (File No. 333-146743) filed on May 8, 2008).

(r)(2)	Code of Ethics of Fifth Street Management LLC (Incorporated by reference to Exhibit(r)(2) filed with Fifth Street Finance Corp.’s Registration Statement on Form N-2 (File No. 333-159720) filed on June 4, 2009).

*	Filed herewith.

**	To be filed by amendment, if applicable.

Item 26.	Marketing Arrangements

The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27.	Other Expenses Of Issuance And Distribution

SEC registration fee		$57,300
NASDAQ Global Select Market listing fee	$	*
FINRA filing fee	$	*
Accounting fees and expenses	$	*
Legal fees and expenses	$	*
Printing and engraving	$	*

Total	$	*

*	to be provided by amendment

The amounts set forth above, except for the SEC, FINRA and NASDAQ Global Select Market fees, are in each case estimated. All of the expenses set forth above shall be borne by the Registrant.

Item 28.	Persons Controlled By Or Under Common Control

The following list sets forth each of the Registrant’s subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by the Registrant in such subsidiary:

•	FSFC Holdings, Inc. — a Delaware corporation (100%)

•	Fifth Street Fund of Funds, LLC — a Delaware limited liability company (100%)

•	Fifth Street Funding, LLC — a Delaware limited liability company (100%)

•	Fifth Street Mezzanine Partners IV, L.P. — a Delaware limited partnership (100%)

•	FSMP IV GP, LLC — a Delaware limited liability company (100%)

•	Fifth Street Funding II, LLC — a Delaware limited liability company (100%)

•	Fifth Street Mezzanine Partners V, L.P. — a Delaware limited partnership (100%)

•	FSMP V GP, LLC — a Delaware limited liability company (100%)

Each of our subsidiaries is consolidated for financial reporting purposes.

In addition, the Registrant may be deemed to control Lighting by Gregory, LLC, one of the Registrant’s portfolio companies.

Item 29.	Number Of Holders Of Securities

The following table sets forth the number of record holders of the Registrant’s capital stock at December 6, 2011.

Title of Class	Number of Record Holders
Common stock, $0.01 par value	[	]

Item 30.	Indemnification

Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and specific other persons to the extent and under the circumstances set forth therein.

Section 102(b)(7) of the Delaware General Corporation Law allows a Delaware corporation to eliminate the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (a) from any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) from any transaction from which the director derived an improper personal benefit.

Subject to the Investment Company Act of 1940, as amended (the “1940 Act”) or any valid rule, regulation or order of the SEC thereunder, our Restated Certificate of Incorporation provides that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, in accordance with provisions corresponding to Section 145 of the Delaware General Corporation Law. The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition, our Restated Certificate of Incorporation provides that the indemnification described therein is not exclusive and shall not exclude any other rights to which the person seeking to be indemnified may be entitled under statute, any bylaw, agreement, vote of stockholders or directors who are not interested persons, or otherwise, both as to action in his official capacity and to his action in another capacity while holding such office.

The above discussion of Section 145 of the Delaware General Corporation Law and the Registrant’s Restated Certificate of Incorporation is not intended to be exhaustive and is respectively qualified in its entirety by such statute and the Registrant’s Restated Certificate of Incorporation.

The Registrant has obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Registrant’s behalf, may also pay amounts for which the Registrant has granted indemnification to the directors or officers.

The Registrant may agree to indemnify any underwriters in connection with an offering pursuant to this Registration Statement against specific liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”).

Item 31.	Business And Other Connections Of Investment Adviser

A description of any other business, profession, vocation, or employment of a substantial nature in which our investment adviser, and each executive officer of our investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Business — The Investment Adviser,” “Management — Board of Directors and Executive Officers — Directors,” “— Executive Officers” and “Investment Advisory Agreement.” Additional information regarding our investment adviser and its officers is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-68676), and is incorporated herein by reference.

Item 32.	Location Of Accounts And Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1) the Registrant, Fifth Street Finance Corp., 10 Bank Street, 12th Floor, White Plains, NY 10606;

(2) the Transfer Agent, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York, 10038;

(3) the Custodian, U.S. Bank National Association, 214 N Tryon Street, 27th Floor, Charlotte, NC 28202;

(4) the investment adviser, Fifth Street Management LLC, 10 Bank Street, 12th Floor, White Plains, NY 10606; and

(5) the administrator, FSC, Inc., 10 Bank Street, 12th Floor, White Plains, NY 10606.

Item 33.	Management Services

Not Applicable.

Item 34.	Undertakings

1. We hereby undertake to suspend any offering of shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this Registration Statement or (2) our net asset value increases to an amount greater than our net proceeds (if applicable) as stated in the prospectus.

2. We hereby undertake:

a. to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus or prospectus supplement any facts or events after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.

b. for the purpose of determining any liability under the Securities Act, that each such post-effective amendment to this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

c. to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

d. for the purpose of determining liability under the Securities Act to any purchaser, that if we are subject to Rule 430C under the Securities Act, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of this Registration Statement relating to an offering shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus or prospectus supplement that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e. for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, regardless of the underwriting method used to sell such securities to the purchaser, that if the securities are offered or sold to such purchaser by means of any of the following communications, we will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus or prospectus supplement of us relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(2) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about us or our securities provided by or on behalf of us; and

(3) any other communication that is an offer in the offering made by us to the purchaser.

f. to file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant to the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event our shares of common stock are trading below our net asset value per share and either (i) we receive, or have been advised by our independent registered accounting firm that we will receive, an audit report reflecting substantial doubt regarding our ability to continue as a going concern or (ii) we have concluded that a fundamental change has occurred in our financial position or results of operations.

g. Insofar as indemnification for liability arising under the Securities Act may be permitted to our directors, officers and controlling persons, that we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of us in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we undertake, unless in the opinion of our counsel the matter has been settled by controlling precedent, to submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and we will be governed by the final adjudication of such issue.

3. We hereby undertake that:

a. For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by us pursuant to Rule 424(b) (1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

b. For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of White Plains, State of New York, on December 8, 2011 .

FIFTH STREET FINANCE CORP.

By:	/S/ LEONARD M. TANNENBAUM
Name: Leonard M. Tannenbaum Title: Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Leonard M. Tannenbaum, Bernard D. Berman and Alexander C. Frank, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ LEONARD M. TANNENBAUM Leonard M. Tannenbaum	Chief Executive Officer and Director (Principal Executive Officer)	December 8, 2011

/s/ ALEXANDER C. FRANK Alexander C. Frank	Chief Financial Officer (Principal Financial and Accounting Officer)	December 8, 2011

/s/ BERNARD D. BERMAN Bernard D. Berman	President, Chief Compliance Officer, Secretary and Director	December 8, 2011

/s/ BRIAN S. DUNN Brian S. Dunn	Director	December 8, 2011

/s/ RICHARD P. DUTKIEWICZ Richard P. Dutkiewicz	Director	December 8, 2011

/s/ BYRON J. HANEY Byron J. Haney	Director	December 8, 2011

/s/ FRANK C. MEYER Frank C. Meyer	Director	December 8, 2011

/s/ DOUGLAS F. RAY Douglas F. Ray	Director	December 8, 2011